UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
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Securities Exchange Act of 1934
(Amendment No.  )

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Fox Corporation
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2024 Notice of Annual Meeting of Stockholders and Proxy Statement

November 19, 2024 at 10:00 a.m. (Pacific Time)

Zanuck Theatre at the FOX Studio Lot

10201 West Pico Boulevard, Los Angeles, California 90035

Fox Corporation 1211 Avenue of the Americas New York, New York 10036 (212) 852-7000

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on November 19, 2024

Dear Stockholder:

The Annual Meeting of Stockholders (the “Annual Meeting”) of Fox Corporation (the “Company”) will be held on November 19, 2024 at 10:00 a.m. (Pacific Time) at the Zanuck Theatre at the FOX Studio Lot, 10201 West Pico Boulevard, Los Angeles, California 90035.

At the Annual Meeting, the Company’s stockholders will be asked to:

•	elect the seven Director nominees identified in this proxy statement to the Company’s Board of Directors;

•	ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2025;

•	approve, on an advisory basis, named executive officer compensation; and

•	consider any other business properly brought before the Annual Meeting and any adjournment or postponement thereof.

The foregoing items of business are more fully described in the Company’s proxy statement. While all of the Company’s stockholders are invited to attend the Annual Meeting, only stockholders of record of the Company’s Class B Common Stock (“Class B Common Stock”) at the close of business on September 23, 2024 (the “Record Date”) are entitled to notice of, and to vote at, the Annual Meeting and any adjournment or postponement thereof. Holders of the Company’s Class A Common Stock are not entitled to notice and to vote on the matters to be presented at the Annual Meeting or any adjournment or postponement thereof.

Important Information for Holders of Class B Common Stock

It is important that your shares of Class B Common Stock be represented and voted at the Annual Meeting. If you are a holder of shares of Class B Common Stock, you may submit a proxy for those shares by telephone or the Internet by following the instructions on the Notice of Internet Availability of Proxy Materials, or if you requested a paper proxy card, you may submit your proxy by mail if you prefer. If you attend the Annual Meeting, you may vote your shares in person. Please review the instructions on the proxy card or the information forwarded by your broker, bank or other nominee regarding the voting instructions. You may vote your shares of Class B Common Stock in person even if you previously submitted a proxy. Please note, however, that if your shares of Class B Common Stock are held of record by a broker, bank or other nominee and you wish to vote in person at the Annual Meeting, you must obtain a proxy issued in your name from such broker, bank or other nominee. Whether or not you plan to attend the Annual Meeting, we urge you to submit a proxy for your shares of Class B Common Stock by telephone or the Internet or, if you requested a paper proxy card, by completing and returning the proxy card as promptly as possible prior to the Annual Meeting to ensure that your shares will be represented at the Annual Meeting.

The Annual Meeting will be audiocast live on the Internet at investor.foxcorporation.com/annual-meeting. If you would like to attend the Annual Meeting in person, please refer to the information regarding admission requirements, transportation and other logistical information contained in the Company’s proxy statement in the section titled “Information About the Annual Meeting.”

If you would like to register to receive materials relating to next year’s annual meeting of stockholders electronically instead of by mail, please select the “Electronic Delivery” link in the “Resources” section of the Company’s website at investor.foxcorporation.com. We highly recommend that you consider electronic delivery of these documents as it reduces the amount of paper used and mailed to your home.

Laura A. Cleveland

Senior Vice President and

Corporate Secretary

New York, New York

September 26, 2024

YOUR VOTE IS IMPORTANT

REGARDLESS OF HOW MANY SHARES OF CLASS B COMMON STOCK YOU OWN AS OF THE RECORD DATE, PLEASE SUBMIT A PROXY FOR YOUR SHARES BY TELEPHONE OR INTERNET OR, IF YOU HAVE REQUESTED A PAPER PROXY CARD, BY COMPLETING, SIGNING AND DATING THE PROXY CARD AND RETURNING IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE COMPANY OF FURTHER SOLICITATION, THE COMPANY ASKS YOUR COOPERATION IN PROMPTLY SUBMITTING YOUR PROXY BY TELEPHONE, INTERNET OR PROXY CARD.

2024 Proxy Statement	i

This proxy statement contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). All statements other than statements of historical or current fact are “forward-looking statements” for purposes of federal and state securities laws. Forward-looking statements may include, among others, the words “may,” “will,” “should,” “likely,” “anticipates,” “expects,” “intends,” “plans,” “projects,” “believes,” “estimates,” “outlook” or any other similar words. Although the Company’s management believes that the expectations reflected in any of the Company’s forward-looking statements are reasonable, actual results could differ materially from those projected or assumed in any forward-looking statements. The Company’s future financial condition and results of operations, as well as any forward-looking statements, are subject to change and to inherent risks and uncertainties. Important factors that could cause the Company’s actual results, performance and achievements to differ materially from those estimates or projections contained in the Company’s forward-looking statements include, but are not limited to, government regulation, economic, strategic, political and social conditions. For more detailed information about these factors, see Item 1A, “Risk Factors” and Item 7, “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Caution Concerning Forward-Looking Statements” in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2024.

Forward-looking statements in this proxy statement speak only as of the date hereof. The Company does not undertake any obligation to update or release any revisions to any forward-looking statement made herein or to report any events or circumstances after the date hereof or to reflect the occurrence of unanticipated events or to conform such statements to actual results or changes in our expectations, except as required by law.

We are providing our website address in this proxy statement solely for the information of investors. We do not intend the address to be an active link or to otherwise incorporate the contents of the website, including any reports that are noted in this proxy statement as being posted on the website, into this proxy statement or into any of our other filings with the Securities and Exchange Commission (“SEC”).

ii	2024 Proxy Statement

EXECUTIVE SUMMARY
This proxy statement is first being made available to stockholders on or about September 26, 2024 in connection with the solicitation by the Board of Directors (the “Board”) of Fox Corporation of proxies for use at the Company’s 2024 Annual Meeting of Stockholders (the “Annual Meeting”). Except as otherwise indicated or where the context otherwise requires, in this proxy statement, “FOX,” the “Company,” “we,” “us” and “our” refer to Fox Corporation; “you,” “your,” “yours” and other words of similar import refer to holders of Class B Common Stock; and “fiscal” refers to the applicable fiscal year ended June 30.
We provide below highlights of certain information contained elsewhere in this proxy statement. This summary does not contain all of the information you should consider before you decide how to vote. You should read the entire proxy statement carefully before voting.
2024 Annual Meeting of Stockholders

Date and Time:	November 19, 2024 at 10:00 a.m. (Pacific Time)

Place:	Zanuck Theatre at the FOX Studio Lot, 10201 West Pico Boulevard, Los Angeles, California 90035

Record Date:	September 23, 2024

Voting:
Holders of Class B Common Stock, par value $0.01 per share (“Class B Common Stock”), are entitled to one vote per share on all matters to be presented at the Annual Meeting.

Holders of Class A Common Stock, par value $0.01 per share (“Class A Common Stock”), are not entitled to vote on the matters to be presented at the Annual Meeting. The Class A Common Stock and Class B Common Stock are referred to collectively in this proxy statement as the “Common Stock.”

Meeting Agenda Items

Proposal	Page Number	Voting Standard	Board Vote Recommendation

Management Proposals

Proposal No. 1: Election of Directors	7	Majority of votes cast	FOR each Director nominee

Proposal No. 2: Ratification of Selection of Independent Registered Public Accounting Firm for Fiscal Year Ending June 30, 2025	24	Majority of votes cast	FOR

Proposal No. 3: Advisory Vote to Approve Named Executive Officer Compensation	28	Majority of votes cast	FOR

2024 Proxy Statement	1

Board Nominees

Director Nominee	Director Since	Independent	Committee Memberships
			A	C	NCG
Lachlan K. Murdoch	2019
Tony Abbott AC	2023	✓			✓
William A. Burck	2021	✓		Chair	✓
Chase Carey	2019	✓	✓	✓
Roland A. Hernandez	2019	✓	Chair		✓
Margaret “Peggy” L. Johnson	2023	✓	✓	✓
Paul D. Ryan	2019	✓		✓	Chair
A = Audit Committee
C = Compensation Committee
NCG = Nominating and Corporate Governance Committee
Board Diversity, Skills, Independence and Age

Our seven talented Director nominees have diverse skill sets and professional backgrounds. For more information, including information regarding diversity as required by Nasdaq Stock Market (“Nasdaq”) listing rules and skills, please see their biographies beginning on page
7
 and the sections titled “Proposal No. 1: Election of Directors” and “Corporate Governance—Director Nomination Process,” as well as “Compensation Discussion and Analysis—Named Executive Officers.”

Diversity	Independence	Age

Fiscal 2024 Business Highlights

FOX once again delivered strong operational and financial results in fiscal 2024. The Company focuses on producing and distributing quality news, sports and entertainment content that engages and informs audiences and deepens consumer relationships through its iconic brands, including FOX News Media, FOX Sports, FOX Entertainment, FOX Television Stations and Tubi Media Group. FOX also continued to focus on its long-term growth in fiscal 2024, investing in organic initiatives, while delivering meaningful returns of capital to stockholders.
During the fiscal year, FOX continued to reach and, in some cases, exceed its strategic goals, all pursuant to its fundamental priorities of delivering quality live and on-demand
programming to large and engaged audiences, securing value for its market-leading brands and content and positioning itself for long-term growth. Fiscal 2024 highlights include:

•
FOX News finished fiscal 2024 as the #1 cable network in Monday to Friday primetime and total day viewing among total viewers for the eighth consecutive year. In addition, FOX News continued as the top-rated
national cable news channel in Monday to Friday primetime viewing. For the fiscal year, FOX News delivered primetime total viewership that beat the viewership of its closest cable news channel competitors and delivered ratings that were comparable to ratings delivered by the four broadcast networks. FOX Business finished as the most-watched business network among total business day viewers during fiscal 2024. Additionally, FOX News Media continued to enhance its digital footprint through the FOX Nation subscription video-on-demand
(“SVOD”) service and the FOX Weather free advertising-supported streaming television (“FAST”) service, which doubled its total view time (the total number of hours watched) compared to the prior year. FOX News Digital remained the most-engaged brand in digital news, leading in total views, minutes spent and social interactions in fiscal 2024.

•
FOX Sports was the industry leader in live events for the fifth consecutive calendar year with over 250 billion minutes of live sports viewing on the FOX Network. During the fiscal year, the NFL regular season on FOX averaged 19 million

2	2024 Proxy Statement

viewers, while the three NFC postseason games on FOX averaged 45 million viewers, including the most-watched NFC Championship game in over a decade. FOX’s
America’s Game of the Week
attracted its largest audience since 2015 and ranked as the #1 program in all of television for the 15th straight year among Adults
18-49.
FOX aired the most-watched college football, men’s college basketball and women’s college basketball games across the regular season. The University of Michigan versus The Ohio State University football game on FOX was the most-watched college football regular-season game on any network since 2011 and the most-watched regular season college football game in FOX Sports history. FOX’s
Big Noon Saturday
continued as the #1 game window in all of college football. During the fiscal year, FOX also broadcast the 2023 Fédération Internationale de Football Association (“FIFA”) Women’s
World Cup
, where the U.S. versus the Netherlands match on FOX set the record as the most-watched Women’s
World Cup
match on U.S. English language television.
In addition, FOX Sports, along with its partner, broadcast the inaugural season of the United Football League (or UFL) professional spring football league.

•
FOX Entertainment successfully navigated the industry guild strikes of 2023, delivering a full season of primetime programing while returning original scripted content to the FOX Network in the spring of 2024. In 2024, FOX Entertainment implemented a new, three-tiered business structure with FOX Entertainment studios uniting FOX Entertainment’s full scope of studio operations and content creation engines; the FOX Network serving as the central launching pad and first window for content before it migrates to streaming; and FOX Entertainment Global constituting the division’s domestic and international sales and distribution business. FOX Entertainment continued to deliver nearly 150 million unduplicated viewers across all platforms during the 2023-2024 broadcast season. In the key Adults
18-49
demographic, the FOX Network also featured the season’s #1 new entertainment program with the
FOX-owned
animated comedy
Krapopolis
, launched the #1 game show with
The Floor
, and once again presented television’s top cooking competition series with Gordon Ramsay’s
Next Level Chef
,
Hell’s Kitchen
,
MasterChef Junior
and
Kitchen Nightmares
. In addition, FOX Entertainment studios
co-produced
original content for third parties, such as Prime Video’s animated hit
Hazbin Hotel
, as well as original content collaborations with Disney/Hulu, Netflix, Apple, Hallmark, Tubi, TelevisaUnivision and platforms worldwide.

•
FOX Television Stations remains a leader in local news coverage, producing over 1,200 hours of local news coverage each week across 18 markets, including 14 of the top 15 Nielsen-designated market areas (“DMAs”). During the fiscal year, FOX Television Stations grew and enhanced its digital offerings through the expansion and success of the FOX Local Extension (FLX) digital advertising platform as well as the continued rollout of local news content on connected televisions and FAST services in a number of markets. FOX Television Stations’ total view time through connected televisions for the period of March 2024 through June 2024 was approximately four times higher compared to the same period in the prior year. These initiatives led to Fox Television Stations digital advertising revenue growth of approximately 20% as compared to the prior fiscal year.

•
In fiscal 2024, Tubi delivered record revenues, which grew 18% compared to the prior fiscal year. Total view time reached approximately 9.7 billion hours over the course of fiscal 2024, an increase of over 40% compared to the prior fiscal year. According to Nielsen’s
The Gauge
, Tubi finished the fiscal year as the most-watched FAST service in the U.S., reaching approximately 2.0% of all television viewing. Tubi expanded its content library to over 260,000 movies and television episodes, including the premiere of over 140 new original titles throughout the fiscal year. Tubi also grew its linear streaming offerings to supplement its on-demand
library, with the launch of over 60 sports, entertainment and local news channels to bring its total offering to over 280 channels as of the end of fiscal 2024.

•
The Company generated healthy affiliate fee revenue growth of 4% due to higher average rates per subscriber and fees received from television stations that are affiliated with the FOX Network. Additionally, the Company’s key networks continue to be distributed on all major virtual multi-channel video programming distributor (“MVPD”) services, reflecting the highly coveted nature of the Company’s content.

•
The Company ended the fiscal year with approximately $4.3 billion of cash and cash equivalents on its balance sheet while returning approximately $1.25 billion of capital to its stockholders in fiscal 2024 through the Company’s cash dividend and its stock repurchase program. As of June 30, 2024, the Company has repurchased over $5.6 billion (approximately 169 million shares) under the stock repurchase program since the program’s launch in November 2019, with approximately $1 billion repurchased during fiscal 2024.

•
FOX continues to broaden and deepen its corporate social responsibility efforts, with a focus on local community engagement. Our recent environmental, social and governance achievements are highlighted in FOX’s annual Corporate Social Responsibility Report, published in August 2024.

2024 Proxy Statement	3

Corporate Governance

The Board has adopted a Statement of Corporate Governance that, in conjunction with the Company’s Amended and Restated Certificate of Incorporation, Amended and Restated
By-Laws
(the
“By-laws”),
other corporate governance documents and all applicable laws, provides a framework within which the Board may conduct its business and provides the appropriate oversight of management. Highlights of the Board’s approach to corporate governance include:

•
Director Accountability.
Each member of the Board (“Director”) is elected annually with a majority vote standard in uncontested elections, which includes a Director resignation policy as set forth in the Statement of Corporate Governance.

•
Independent Board Oversight.
As outlined in the Statement of Corporate Governance, the independent Directors of the Board annually elect a Lead Independent Director who has substantive responsibilities and significant authority including over meeting schedules, agendas and information sent to the Board. The Board holds regular executive sessions of the independent Directors without management present and the Lead Independent Director presides over such sessions.

•	Independent Board Committees. Only independent Directors serve on the Board’s key committees.

•
Dual-Class Capital Structure.
The Nominating and Corporate Governance Committee continues to consider the benefits and considerations of multi-class capital structures, including their effects on economic performance and investment in innovation, and the protections that such structures allow media companies to pursue independent journalism, and it continues to believe that a dual-class capital structure remains appropriate and in the best long-term interests of our stockholders.

•
Board Oversight of Risk.
The Board oversees the identification, monitoring and management of the Company’s risks and, with or through its committees as appropriate, regularly receives periodic updates from, and discusses with, senior management risks the Company faces, including operational, strategic, legal and regulatory, financial, reputational and sustainability and corporate social responsibility risks, and the plans to address them. The independent Directors also discuss the Company’s significant risks when they meet in executive session without management. In addition, each of the Board’s committees assists the Board in overseeing the management of the Company’s risks within the areas delegated to that committee by providing guidance and reports to the full Board with respect to these risks as appropriate.

•
Stock Ownership Requirements.
The Compensation Committee maintains stock ownership guidelines for our named executive officers and non-executive
Directors to ensure the close alignment of their interests with those of other long-term stockholders.

•
Prohibition on Hedging and Pledging
.
To further align interests and protect against unnecessary risk-taking, the Board has adopted a policy that prohibits all Directors and employees, including our named executive officers, from hedging and pledging Company securities and other actions as described in the section titled “Corporate Governance” below.

•
Insider Trading Policy.
The Company maintains a policy governing the purchase, sale, and other dispositions of the Company’s securities, which applies to the members of the Board, director emeriti and employees, as well as (i) members of such persons’ immediate families and households and (ii) corporations or other business entities controlled or managed by any such person, and trusts for which any such person is the trustee or in which any such person has a beneficial pecuniary interest (together, “controlled entities”) as described in the section titled “Corporate Governance” below.

Board Responsiveness

Update on 2023 Stockholder Proposal Regarding Board Risk Oversight.
As previously disclosed in our 2023 proxy statement, in response to a stockholder proposal from Arjuna Capital requesting that the Board issue a report on the merits of a risk oversight committee of the Board, the law firm of Cleary Gottlieb Steen & Hamilton LLP (“Cleary”) was retained to analyze and report on the Board’s existing risk oversight governance and practice, the allocation of responsibilities among the Board’s committees and the potential merits of establishing a standalone risk oversight committee. As part of this evaluation, Cleary reviewed the Board’s current risk oversight practices and division of responsibilities, benchmarked company practices across various indices, industry groups and peer companies, and consulted with Arjuna Capital and Open Mic. Cleary’s evaluation and report was completed and presented to the members of the Audit and Nominating and Corporate Governance Committees in February 2024. Following deliberations and consistent with Cleary’s findings outlined in the report, the Board determined that it will not establish a separate risk oversight committee. The Board’s current risk oversight responsibilities are appropriately and adequately allocated among its existing committees and the full Board, which the Board believes ensures all material aspects of risks and risk exposures are appropriately reviewed and addressed. Establishing a standalone risk committee would cause oversight redundancies, resulting in potential conflicts and inefficiencies without significant incremental benefit to the Company. This determination is consistent with the current practices of a significant majority of companies in the Russell 3000, S&P 500, and in particular in the Company’s industry and within its compensation peer group. We have communicated this determination to Arjuna Capital and Open Mic.

4	2024 Proxy Statement

Executive Compensation

The Company has established a compensation program that seeks to closely align the interests of its named executive officers with the interests of its stockholders.

•
The Company’s executive compensation program is designed to attract, retain and motivate top executive talent, drive performance without encouraging unnecessary or excessive risk-taking and support both short-term and long-term value creation for stockholders.

•
The Company’s annual bonus program and long-term equity-based program under the Fox Corporation 2019 Shareholder Alignment Plan (the “2019 SAP”) for its named executive officers rely on a number of diversified performance metrics. Collectively, the annual bonus program and equity-based awards granted under the 2019 SAP result in a significant portion of each named executive officer’s total compensation opportunity being dependent upon achievement of target financial performance, stock price appreciation, relative total shareholder returns and individual and group contributions.

•
The Company has strong governance policies related to executive compensation. The Compensation Committee is comprised entirely of independent Directors. In addition, the Company’s named executive officer compensation programs include risk mitigation features, such as Compensation Committee discretion and oversight, a balance of annual and long-term incentives, the use of multiple performance metrics and performance measurement periods, award opportunities that are fixed or capped and recoupment provisions for performance-based compensation. The Compensation Committee annually oversees an assessment of risks related to compensation policies and practices.

•
As described above, the Compensation Committee maintains stock ownership guidelines that apply to the Company’s named executive officers, and the Company prohibits hedging and pledging of the Company’s securities by all Directors and employees, including the named executive officers.

•
To comply with the clawback rules under the Exchange Act and the associated SEC rules and Nasdaq listing standards, the Board has updated the Fox Corporation Clawback Policy (the “Clawback Policy”). The Clawback Policy provides for the mandatory recovery of erroneously awarded incentive-based compensation (if any) from current and former executive officers of the Company (“Covered Officers”) in the event that the Company is required to prepare an accounting restatement due to material noncompliance with any financial reporting requirement under the federal securities laws. In addition, the Clawback Policy goes beyond the SEC rules and Nasdaq listing standards and provides the Compensation Committee with the discretion to require reimbursement of all or any portion of any bonus paid to the Covered Officers with respect to the period in which the executive engaged in harassment, discrimination and/or retaliation, including the failure to respond to allegations or complaints of such behaviors.

The “Compensation Discussion and Analysis” begins on page 29 and the “Executive Compensation” section, which includes the fiscal year ended June 30, 2024 Summary Compensation Table and other related tables and disclosure, begins on page 46.
Corporate Social Responsibility

In August 2024, FOX published its fifth annual Corporate Social Responsibility Report, which is available at
foxcorporation.com
.
From the Company’s inception in March 2019, FOX has been dedicated to using its scale, platforms and reach to positively impact its colleagues, neighbors and communities. Our Corporate Social Responsibility Report provides a summary of our approach to corporate giving and our environmental, social and governance activities during fiscal 2024. Organized around five key areas, highlights include:

•
Community Forward
: philanthropic support through employee and corporate donations, leveraging the FOX Studio Lot as a resource for the local community, and public service announcements (or PSAs) and television coverage that spotlight key causes;

•
People Forward
: providing training, opportunities and benefits to develop our employees professionally and personally, which garnered external recognition from workplace diversity organizations applauding FOX for being a top employer;

•	Sustainably Forward : operating efficiently and reducing environmental impacts associated with our operations;

•
Policy Forward
: the ethical principles, policies and standards that guide our business practices, including guarding and defending our journalists in their search for the truth, and integrity in editorial guidelines, broadcast standards and advertising; and

2024 Proxy Statement	5

•	Data Forward : data privacy policies and data security programs designed to safeguard information against loss, theft and unauthorized use, disclosure or modification.
Also, as discussed in our 2024 Corporate Social Responsibility Report, we have posted our Employment Information Report
(EEO-1),
showing the race, ethnicity and gender of our employees on the Company’s website at
foxcorporation.com/eeo-1-data.

6	2024 Proxy Statement

PROPOSAL NO. 1: ELECTION OF DIRECTORS
The Board has nominated seven Director nominees for election at this Annual Meeting to hold office until the next annual meeting or until his or her successor is duly elected and qualified. If, for any reason, any of the Director nominees become unavailable for election, the proxy holders may exercise discretion to vote for a substitute nominee proposed by the Board. The information with respect to principal occupation or employment, other affiliations and business experience was furnished to the Company by the respective Director nominee. The ages shown are as of September 23, 2024. Each of the Director nominees has indicated that he or she will be able to serve if elected and has agreed to do so.

Lachlan K. Murdoch Age: 53 Director Since: 2019

Lachlan K. Murdoch has been Executive Chair of the Board since January 2019 and Chief Executive Officer of the Company since October 2018. Mr. L.K. Murdoch served as Executive Chairman of Twenty-First Century Fox, Inc. (“21CF”), the Company’s former parent, from 2015 to March 2019, its
Co-Chairman
from 2014 to 2015 and a Director since 1996. He served as Executive Chairman of NOVA Entertainment, an Australian media company, from 2009 to 2022 and has served as the Executive Chairman of Illyria Pty Ltd, a private company, since 2005. Mr. L.K. Murdoch was a Director of Ten Network Holdings Limited, an Australian media company, from 2010 to 2014 and its
Non-Executive
Chairman from 2012 to 2014, after serving as its Acting Chief Executive Officer from 2011 to 2012. He has served as a Director of News Corporation (“News Corp”) since 2013, where he served as its
Co-Chairman
from 2014 to 2023 and its Chair since 2023. Mr. L.K. Murdoch is the son of Mr. K. Rupert Murdoch, who stepped down as Chair and was appointed Chairman Emeritus of the Company in November 2023.

Mr. L.K. Murdoch brings to the Board a wealth of knowledge regarding the Company’s operations and the media industry, as well as management and strategic skills. With his extensive experience leading the Company and 21CF and his expertise in the media industry, Mr. L.K. Murdoch leads the Board in developing corporate strategies, directing the corporate agenda and overseeing the Company’s operations.

Tony Abbott AC Age: 66 Director Since: 2023

Tony Abbott AC has been a Director of the Company since November 2023 and serves as a member of the Nominating and Corporate Governance Committee. Mr. Abbott served as the 28 th
 Prime Minister of Australia from 2013 to 2015. Mr. Abbott was Leader of the Liberal Party of Australia from 2009 to 2015 and a member of parliament from 1994 to 2019. Mr. Abbott was an advisor to the UK Board of Trade from September 2020 to August 2024. In addition, he has served as the Australian Commissioner of the Global Tech Security Commission since 2023 and served on the Board of Trustees of the Global Warming Policy Foundation since 2023, the Advisory Board of The Alliance for Responsible Citizenship since 2023, the Council for the Australian War Memorial since 2019 and the Board of the Ramsay Center for Western Civilisation since 2016.

Mr. Abbott brings to the Board decades of executive leadership, expertise in matters of trade, economic and public policy, and a strong international business development network.

William A. Burck Age: 53 Director Since: 2021

William A. Burck has been a Director of the Company since June 2021 and serves as Chair of the Compensation Committee and as a member of the Nominating and Corporate Governance Committee. Mr. Burck is Global
Co-Managing
Partner of the law firm Quinn Emanuel Urquhart & Sullivan, LLP, where he has been a partner since 2012. Mr. Burck served as Deputy Staff Secretary, Special Counsel and Deputy White House Counsel to President George W. Bush from 2005 to 2009. Mr. Burck previously served in the Criminal Division of the U.S. Department of Justice, as an Assistant United States Attorney in the Southern District of New York, and as a law clerk for Supreme Court Justice Anthony M. Kennedy.

Mr. Burck is a leading trial lawyer and corporate counselor who brings to the Board his decades of experience advising companies, boards of directors, senior executives and government officials in complex litigation and business matters. His experience, including government service, strengthens the Board’s insight on regulatory issues and important constitutional questions.

2024 Proxy Statement	7

PROPOSAL NO. 1: ELECTION OF DIRECTORS

Chase Carey Age: 70 Director Since: 2019

Chase Carey has been a Director of the Company since March 2019. Mr. Carey is the Lead Independent Director and serves as a member of the Audit Committee and the Compensation Committee. He served as Chief Executive Officer of Formula 1 Group from 2017 to 2021 and as its Chairman from 2016 to 2022. Mr. Carey served 21CF in numerous roles, including as Vice Chairman of the 21CF Board from July 2016 to March 2019, Executive Vice Chairman from July 2015 through June 2016, President and Chief Operating Officer and Deputy Chairman from 2009 through June 2015,
Co-Chief
Operating Officer from 1996 to 2002, a consultant from 2016 to 2018 and a Director from 1996 to 2007. Mr. Carey served on the Supervisory Board of Sky Deutschland, a German media company, from 2010 to 2014 and as its Chairman from 2010 to 2013. Mr. Carey was a Director of Sky plc from 2003 to 2009 and from 2013 to 2018. He was a Director of Saban Capital Acquisition Corp. from 2016 to 2019 and Chief Executive Officer, President and a Director of DIRECTV from 2003 to 2009.

Mr. Carey provides the Board with extensive executive experience and operational expertise in the media and sports industries. Having served in a variety of leadership positions at 21CF and its affiliates for over 30 years, Mr. Carey has a broad and deep understanding of the Company and its operations.

Roland A. Hernandez Age: 66 Director Since: 2019

Roland A. Hernandez has been a Director of the Company since March 2019 and serves as Chair of the Audit Committee and as a member of the Nominating and Corporate Governance Committee. Since 2001, Mr. Hernandez has been the Founding Principal and Chief Executive Officer of Hernandez Media Ventures, a company engaged in the acquisition and management of media assets. Mr. Hernandez was President and Chief Executive Officer of Telemundo Group, Inc. from 1995 to 2000 and its Chairman from 1998 to 2000. Mr. Hernandez also serves on the Board of Directors of U.S. Bancorp and
Take-Two
Interactive Software, Inc. Mr. Hernandez previously served on the Boards of Directors of Belmond Ltd., MGM Resorts International, The Ryland Group, Inc., Sony Corporation, Vail Resorts, Inc. and
Wal-Mart
Stores Inc. He serves on the Advisory Board of Harvard Law School.

As a veteran media owner and executive, Mr. Hernandez offers strong leadership, operational and strategic expertise. His significant experience on public company boards of directors is a valuable resource to the Board, in particular relating to financial reporting, accounting and corporate governance matters.

Margaret “Peggy” L. Johnson Age: 62 Director Since: 2023

Margaret “Peggy” L. Johnson has been a Director of the Company since November 2023 and serves as a member of the Audit Committee and the Compensation Committee. Ms. Johnson has been the Chief Executive Officer of Agility Robotics, a robotics engineering company, since March 2024. Ms. Johnson previously served as the Chief Executive Officer of Magic Leap, Inc., a U.S. augmented reality company, from August 2020 to October 2023. She served as Executive Vice President of Business Development at Microsoft Corporation, where she was responsible for strategic deals and partnerships across various industries, from 2014 to 2020. Before Microsoft, Ms. Johnson was Executive Vice President of Qualcomm Technologies, Inc. and President of Global Market Development at Qualcomm Incorporated. Ms. Johnson has served on the Board of Directors of BlackRock, Inc. since 2018 and served on the Board of Directors of Live Nation Entertainment, Inc. from 2013 to 2018. She was an Advisor to Huntington’s Disease Society of America, San Diego Chapter from 2010 to 2020.

Ms. Johnson brings to the Board a wealth of expertise and leadership experience across the technology sector, providing the Company with unique insight into emerging technologies and over three decades of business operations and strategic development experience.

8	2024 Proxy Statement

PROPOSAL NO. 1: ELECTION OF DIRECTORS

Paul D. Ryan Age: 54 Director Since: 2019

Paul D. Ryan has been a Director of the Company since March 2019 and serves as Chair of the Nominating and Corporate Governance Committee and a member of the Compensation Committee. He is a General Partner of the private equity firm Solamere Capital, LLC and Chair of the firm’s Executive Partner Group. He is Vice Chairman of Teneo Strategy LLC and also serves on the Advisory Boards of Robert Bosch Gmbh and Paradigm Operations L.P. and the Boards of Directors of Xactus (formerly UniversalCIS) and SHINE Medical Technologies, LLC. Mr. Ryan served as Chairman of the Board of Directors of Executive Network Partnering Corporation from 2020 to 2022. He has been a Professor of the Practice, Political Science and Economics, at the University of Notre Dame since 2019. Mr. Ryan was the 54 th
Speaker of the U.S. House of Representatives from 2015 to 2019, Chairman of the House Ways and Means Committee from January 2015 to October 2015 and Chairman of the House Budget Committee from 2011 to 2015. Mr. Ryan served as a Member of the U.S. House of Representatives from 1999 to 2019. In 2012, he was selected to serve as former Governor Mitt Romney’s Vice-Presidential nominee.

A proven leader and policy expert, Mr. Ryan’s extensive experience provides the Company with perspectives on strategy and operations in regulated industries. He offers the Board valuable insight on leadership, public policy and strategic development.

The Board unanimously recommends a vote “FOR” the election of each of the nominees listed above.

2024 Proxy Statement	9

CORPORATE GOVERNANCE
Commitment to Corporate Governance and Ethical Compliance.
The Company is committed to maintaining robust governance practices and a strong ethical culture that benefit the long-term interests of our stockholders. The Company, along with the Board, regularly reviews, updates and enhances its corporate governance practices and compliance and training programs, as appropriate, in light of stockholder feedback, changes in applicable laws, regulations and stock exchange requirements, and the evolving needs of the Company’s business. The Company’s corporate governance and compliance practices include:

•
Director Accountability.
Each Board member is elected annually with a majority vote standard in uncontested elections, which includes a Director resignation policy as set forth in the Statement of Corporate Governance.

•
Independent Board Oversight.
As outlined in the Statement of Corporate Governance, the independent Directors of the Board annually elect a Lead Independent Director who has substantive responsibilities and significant authority including over meeting schedules, agendas and information sent to the Board. The Board holds regular executive sessions of the independent Directors without management present and the Lead Independent Director presides over such sessions.

•	Independent Board Committees. Only independent Directors serve on the Board’s key committees.

•
Dual-Class Capital Structure.
The Nominating and Corporate Governance Committee continues to consider the benefits and considerations of multi-class capital structures, including their effects on economic performance and investment in innovation, and the protections that such structures allow media companies to pursue independent journalism, and it continues to believe that a dual-class capital structure remains appropriate and in the best long-term interests of our stockholders.

•
Board Oversight of Risk.
Although risk management is primarily the responsibility of the Company’s management, the Board is responsible for overseeing management’s identification, monitoring and management of risk. The Board does not view risk in isolation; it considers risks in making significant business decisions and as part of the Company’s overall business strategy.

•
The Board, with or through its committees as appropriate, regularly has discussions with and receives periodic updates from the Company’s Executive Chair and Chief Executive Officer, Chief Operating Officer, Chief Legal and Policy Officer, Chief Financial Officer and other members of senior management regarding significant risks to the Company, including in connection with the annual review of the Company’s business plan and its review of budgets, strategy and major transactions. These discussions include operational, strategic, legal and regulatory, financial, reputational and sustainability and corporate social responsibility risks, and the plans to address these risks. The independent Directors also discuss the Company’s significant risks when they meet in executive session without management.

•
In addition, each of the Board’s committees assists the Board in overseeing the management of the Company’s risks within the areas delegated to that committee by providing guidance and reports to the full Board with respect to these risks as appropriate. The Audit Committee is responsible for (i) overseeing the Company’s policies and practices with respect to risk assessment and risk management, including with respect to cybersecurity and the use of artificial intelligence, (ii) overseeing the Company’s financial and other major risk exposures and the steps taken to monitor and control them, and (iii) providing guidance to the Board on such matters. The Compensation Committee has responsibility for monitoring risks associated with the design and administration of the Company’s compensation programs, and the Nominating and Corporate Governance Committee oversees risks relating to the Company’s corporate governance processes and sustainability and corporate social responsibility. Each committee has full access to management, as well as the ability to engage advisors. Each of the Board’s committees reviews its charter annually.

•
As previously disclosed in our 2023 proxy statement, in response to a stockholder proposal from Arjuna Capital requesting that the Board issue a report on the merits of a risk oversight committee of the Board, Cleary was retained to analyze and report on the Board’s existing risk oversight governance and practice, the allocation of responsibilities among the Board’s committees and the potential merits of establishing a standalone risk oversight committee. As part of this evaluation, Cleary reviewed the Board’s current risk oversight practices and division of responsibilities, benchmarked company practices across various indices, industry groups and peer companies, and consulted with Arjuna Capital and Open Mic. Cleary’s evaluation and report was completed and presented to the members of the Audit and Nominating and Corporate Governance Committees in February 2024. Following deliberations and consistent with Cleary’s findings outlined in the report, the Board determined that it will not establish a separate risk oversight committee. The Board’s current risk oversight responsibilities are appropriately and adequately allocated among its existing committees and the full Board, which the Board believes ensures all material aspects of risks and

10	2024 Proxy Statement

CORPORATE GOVERNANCE

risk exposures are appropriately reviewed and addressed. Establishing a standalone risk committee would cause oversight redundancies, resulting in potential conflicts and inefficiencies without significant incremental benefit to the Company. This determination is consistent with the current practices of a significant majority of companies in the Russell 3000, S&P 500, and in particular in the Company’s industry and within its compensation peer group. We have communicated this determination to Arjuna Capital and Open Mic.

•
Board Oversight of Human Capital Management and Sustainability and Corporate Social Responsibility Matters.
The Compensation Committee assists the Board in reviewing and assessing the Company’s strategies and polices related to human capital management and oversight of the Company’s stockholder engagement efforts with respect to human capital management matters, together with the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee also oversees, reviews and monitors the Company’s sustainability and corporate social responsibility efforts, as well as the related risks and the Company’s reporting with respect to such matters.

•
Political Activities.
The Nominating and Corporate Governance Committee reviews and oversees compliance with the Company’s Political Activities Policy and reviews and oversees its Political Activities Report. In direct response to stockholder feedback and as part of our efforts to promote transparency and accountability, the Company adopted significant updates to its Political Activities Policy and enhanced its political activities disclosures by publishing its first annual Political Activities Report in February 2022. In fiscal 2023, in line with additional feedback received, the Company further enhanced the transparency of the report, which now also includes the membership dues the Company pays to trade associations in addition to the names of the associations. The Company updates the report on an annual basis. The policy and the Company’s 2023 Political Activities Report are available on the Company’s website at
foxcorporation.com.
FOX’s Political Activities Policy reflects our commitment to ensuring that all FOX employees, officers and Directors comply with federal, state, and local laws that apply to political activities due to employment or association with FOX. The policy provides for Board oversight of the Company’s political activities and the publication of the annual Political Activities Report, which confirms that fees paid to industry trade organizations are for membership dues and not earmarked for indirect grassroots lobbying.

•
Stock Ownership Requirements.
The Compensation Committee maintains stock ownership guidelines for our named executive officers and non-executive
Directors to ensure the close alignment of their interests with those of other long-term stockholders.

•
Prohibition on Hedging and Pledging.
To further align interests and protect against unnecessary risk-taking, the Board has adopted a policy that prohibits all Directors and employees, including our named executive officers, from engaging in short sales of the Company’s securities and investing in Company-based derivative securities. In addition, the policy prohibits all Directors and employees, including our named executive officers, from pledging any Company securities that they hold directly, hedging any Company securities that they hold directly or indirectly, or hedging or pledging equity compensation. The Compensation Committee periodically reviews the Company’s hedging and pledging policies.

•
Insider Trading Policy.
The Company maintains a policy governing the purchase, sale, and other dispositions of the Company’s securities, which applies to the members of the Board, director emeriti and employees, as well as (i) members of such persons’ immediate families and households and (ii) corporations or other business entities controlled or managed by any such person, and trusts for which any such person is the trustee or in which any such person has a beneficial pecuniary interest (together, “controlled entities”). Our policy (i) provides broad prohibitions against the illegal and unauthorized use and disclosure of material non-public
information, and (ii) subjects our directors, officers and certain other designated individuals to additional trading restrictions. We believe our policy is reasonably designed to promote compliance with insider trading laws, rules and regulations, and the listing standards applicable to the Company.

•
Codes of Conduct and Other Corporate Governance Policies
.
The Board has adopted a Statement of Corporate Governance, Standards of Business Conduct and charters for our Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee, each of which assist the Board in the exercise of its responsibilities and serve as a framework for the effective governance of the Company. The Board supervises the enforcement of the Standards of Business Conduct and other Company policies through the Company’s Ethics and Compliance Program, with the assistance of the Audit Committee, which oversees the content and operation of the program.

•
Harassment or Discrimination Based on Sex, Race or Other Protected Categories
.
The Nominating and Corporate Governance Committee oversees the Company’s business practice and corporate value of zero tolerance for sexual harassment, race discrimination and all other forms of discrimination. The Standards of Business Conduct, together with the Preventing Harassment, Discrimination and Retaliation Policy, provide the Company with a framework for handling discrimination or harassment complaints and taking remedial measures if the Company determines that there has been a violation of the Company’s policies against such conduct. In addition, the Company’s Clawback Policy goes beyond the SEC rules and Nasdaq listing standards and provides the Compensation Committee with the discretion to require

2024 Proxy Statement	11

CORPORATE GOVERNANCE

reimbursement of all or any portion of any bonus paid to the Covered Officers with respect to the period in which the executive engaged in harassment, discrimination and/or retaliation, including the failure to respond to allegations or complaints of such behaviors.

•
Workplace Civility and Inclusion.
The Standards of Business Conduct, Statement of Corporate Governance and Preventing Harassment, Discrimination and Retaliation Policy affirm the Company’s commitment to corporate policies that create a safe, productive and welcoming workplace for all of the Company’s employees and foster an environment of trust. FOX has several employee-driven employee resource groups formed around shared identities, allyship, common interests or pursuits for the purpose of advancing careers, encouraging a more respectful workplace community and fostering a sense of belonging.

•
Oversight and Ongoing Enhancement of Compliance Programs
.
The Company has adopted several operational compliance policies and programs to effectuate and supplement the principles set forth in the Standards of Business Conduct, including a Global Anti-Bribery and Anti-Corruption Policy, an Insider Trading and Confidentiality Policy, a Political Activities Policy, a Global Sanctions, Anti-Boycott and Import/Export Policy, a Human Rights Statement, a Preventing Harassment, Discrimination and Retaliation Policy, Supplier and Subcontractor Standards titled “Doing Business with FOX” and Principles Governing Fair Competition. In addition, the Board has also adopted and oversees the Company’s Ethics and Compliance Program to enforce the Standards of Business Conduct and these policies. The Audit Committee assists the Board by reviewing the content and operation of the Ethics and Compliance Program, including the content of the Standards of Business Conduct. All employees, officers and Directors are required to complete periodic training on the key elements of these policies and the Standards of Business Conduct. The Company has established internal controls to monitor and evaluate ongoing compliance with these policies. These policies and controls are regularly reviewed and audited to evaluate their effectiveness and adequacy to address potential compliance risks posed by factual and legal developments.

•
Independent, Anonymous Complaint Process.
The Company maintains a third-party managed hotline (“Alertline”) that permits the anonymous reporting of compliance and other concerns by employees and non-employees.
All Alertline submissions are reviewed and investigated by appropriate members of management. The results of all such investigations are reported to senior management and the Audit Committee on a quarterly basis.

Independent Directors.
The Board considers the criteria contained in the definition of “Independent Director” as set forth in Nasdaq Listing Rule 5605(a)(2) in its determination of whether a Director shall be deemed to be independent of the Company. However, the Board may determine that a Director is not independent for any reason it deems appropriate.
During its review of Director independence, the Board considers all relevant facts and circumstances. The Board considers transactions and relationships between each Director, or any member of his or her immediate family and the Company and its subsidiaries and affiliates. The Board also examines transactions and relationships between the Directors or their affiliates and members of the Company’s senior management or their affiliates. The purpose of this review is to determine whether any such relationships or transactions are inconsistent with a determination that the Director is independent.
As a result of its review, the Board affirmatively determined that Mr. Abbott, Mr. Burck, Mr. Carey, Mr. Hernandez, Ms. Johnson and Mr. Ryan are independent of the Company and its management under the standards set forth in the Nasdaq listing rules. A majority of Directors are independent as required under applicable Nasdaq listing rules and by the Statement of Corporate Governance and committee charters.
In making the independence determination with respect to Mr. Burck, the Board considered that Mr. Burck is a partner of Quinn Emanuel Urquhart & Sullivan, LLP (“Quinn Emanuel”). The Company did not pay any fees to Quinn Emanuel during fiscal 2024. The Company has no current professional relationship with Quinn Emanuel, nor does it expect to enter into any relationship so long as Mr. Burck continues to serve on the Board. Consistent with Nasdaq listing rules, the Board determined that Mr. Burck’s position does not interfere with his independence.
Board Leadership Structure.
The Board is responsible for establishing and maintaining the most effective leadership structure for the Company. To retain flexibility in carrying out this responsibility, the Board has not adopted a policy that expressly requires that the Chair of the Board shall be an independent member of the Board. However, pursuant to the Statement of Corporate Governance, if the Chair is not an independent Director, an independent, non-executive
Director shall be elected annually by a majority of the independent, non-executive
Directors of the Board as Lead Independent Director. Since March 19, 2019, the date on which the Company became a standalone publicly traded company, Mr. L.K. Murdoch serves as Executive Chair and Chief Executive Officer of the Company.

12	2024 Proxy Statement

CORPORATE GOVERNANCE

The independent Directors have elected Mr. Carey to serve as the Lead Independent Director. As set forth in the Statement of Corporate Governance, the Lead Independent Director’s responsibilities include:

•	presiding over all meetings of the Board at which the Chair of the Board is not present, including executive sessions of the non-executive Directors and the independent Directors;

•	communicating to the Chair of the Board feedback from executive sessions as appropriate;

•	serving as liaison between the Chair of the Board and the independent Directors;

•	approving information sent to the Board and meeting agendas for the Board;

•	approving meeting schedules to assure that there is sufficient time for discussion of all agenda items;

•	calling meetings of the non-executive Directors and/or independent Directors, if desired;

•	participating in the Compensation Committee’s evaluation of the performance of the Chief Executive Officer;

•	supervising the self-evaluations of the Directors in coordination with the Nominating and Corporate Governance Committee;

•	supervising the Board’s determination of the independence of its Directors; and

•	ensuring his or her availability for consultation and direct communications, if requested by major stockholders.
The Board believes that this management and Board leadership structure, combined with the oversight of the Board comprised of a majority of independent Directors, a Lead Independent Director role with significant responsibilities and the Company’s robust corporate governance policies and procedures, effectively maintains independent oversight of management and is in the best interests of the Company’s stockholders. Having Mr. Murdoch, who is deeply involved with the Company’s businesses, serve as Executive Chair and Chief Executive Officer, provides strong leadership to the Board in the execution of the Company’s strategy and facilitates the flow of information between the Board and management.
The Board reviews its leadership structure at least annually taking into account the responsibilities of the leadership positions and the Directors qualified to hold such positions. In conducting this review, the Board considers, among other things: (i) the policies and practices in place that provide independent Board oversight; (ii) the Company’s performance and the effect a particular leadership structure may have on that performance; (iii) the structure that serves the best interests of the Company’s stockholders; and (iv) any relevant legislative or regulatory developments.
CEO and Senior Management Succession Planning.
The Board, with the assistance of the Compensation Committee, oversees succession planning for the Chief Executive Officer and other members of senior management. As set forth in the Statement of Corporate Governance, the Board, in coordination with the Compensation Committee, also sees that the Company has in place appropriate steps to address emergency CEO succession in the event of extraordinary circumstances.
As part of the succession planning process, the Chief Executive Officer provides the Compensation Committee recommendations and evaluations of candidates and their succession potential to the Chief Executive Officer and other senior management positions. The Compensation Committee reviews potential candidates with the Chief Executive Officer or other members of senior management as the Compensation Committee considers appropriate, which covers development needs and progress with respect to specific individuals. Directors engage with potential candidates at Board and committee meetings and periodically in less formal settings to allow personal assessment of candidates. Further, the Compensation Committee periodically reviews the qualifications, tenure and experience of members of senior management. The Lead Independent Director also participates in the Compensation Committee’s evaluation of the performance of the Chief Executive Officer.
The Compensation Committee reports on its succession planning review to the full Board, and the full Board reviews succession planning at least annually at a regularly scheduled Board meeting.
Emergency CEO succession planning enables the Company to respond to an unexpected vacancy in the Chief Executive Officer position while continuing the effective operation of the Company and minimizing any potential disruption to the Company’s business and operations, including in the case of a major catastrophe.
Stockholder Engagement.
The Board values engaging directly with the Company’s stockholders. The Company has participated in several investor conferences and has held numerous meetings with retail and institutional stockholders to discuss various topics, including its financial performance, strategy, corporate governance and executive compensation program. The Company is committed to ongoing engagement with all its investors on all matters, including executive

2024 Proxy Statement	13

CORPORATE GOVERNANCE

compensation, governance, political activities and board diversity. These engagement efforts take place through telephone calls, in-person
meetings and correspondence with our investors. For further information, please see “Compensation Discussion and Analysis—Engagement with Stockholders and Compensation Committee’s Annual Review of its Compensation Practices.”
Statement of Corporate Governance.
The Board has adopted a Statement of Corporate Governance that sets forth the Company’s corporate governance guidelines and practices. The full text of the Statement of Corporate Governance may be found on the Company’s website at
foxcorporation.com/corporate-governance/statement-corporate-governance and is available in print to any stockholder from the Secretary of the Company. Each Director has certified that he or she has reviewed the Statement of Corporate Governance, has complied with it and will comply with it.
Standards of Business Conduct.
The Board has adopted a code of ethics, the Standards of Business Conduct. The Standards of Business Conduct confirm the Company’s policy to conduct its affairs in compliance with all applicable laws and regulations and observe the highest standards of business ethics. The Standards of Business Conduct also apply to ensure compliance with stock exchange requirements and to ensure accountability at a senior management level for that compliance. The Company intends that the spirit, as well as the letter, of the Standards of Business Conduct be followed by all Directors, officers and employees of the Company, its subsidiaries and divisions, including the Company’s principal executive officer and principal financial and accounting officers. This is communicated to each new Director, officer and employee and was communicated to those in such positions at the time the Standards of Business Conduct were adopted. The Board has also adopted and, with the assistance of the Audit Committee, oversees the Company’s Ethics and Compliance Program to enforce the Standards of Business Conduct and other Company policies. The full text of the Standards of Business Conduct may be found on the Company’s website at
foxcorporation.com/corporate-governance/sobc
and is available in print to any stockholder from the Secretary of the Company. Amendments to the Standards of Business Conduct or any waiver from a provision of the Standards of Business Conduct requiring disclosure under applicable SEC rules will also be disclosed on the Company’s website.
Director Nomination Process.
The Nominating and Corporate Governance Committee develops criteria for filling vacant Board positions, taking into consideration such factors as it deems appropriate, including the candidate’s education and background; his or her leadership and ability to exercise sound judgment; his or her general business experience and familiarity with the Company’s businesses; and whether he or she possesses unique expertise or perspective that will be of value to the Company. Candidates should not have any interests that would materially impair their ability to exercise independent judgment or otherwise discharge the fiduciary duties owed as a Director to the Company and its stockholders. All candidates must be individuals of personal integrity and ethical character, and who value and appreciate these qualities in others. It is expected that each Director will devote the necessary time to the fulfillment of his or her duties as a Director. In this regard, the Nominating and Corporate Governance Committee will consider the number and nature of each Director’s other commitments, including other directorships. The Nominating and Corporate Governance Committee seeks to promote a diversity of professional background, expertise, perspective, age, gender and ethnicity among Board members, including by ensuring that minority and female candidates are presented for consideration with each vacancy. In addition, the Board evaluates diversity as part of its annual review and evaluation of the Board’s conduct and performance.
Russell Reynolds Associates Inc. has been retained in the past to assist the Nominating and Corporate Governance Committee in its work in identifying and vetting candidates from time to time. The Nominating and Corporate Governance Committee makes its recommendation to the full Board, which makes the final determination whether to nominate or appoint Director candidates.

14	2024 Proxy Statement

CORPORATE GOVERNANCE

The following table sets forth certain diversity statistics relating to the Board members as of the date of this proxy statement, as required by Nasdaq listing rules. For Board member diversity statistics as of September 22, 2023, please see our 2023 proxy statement filed with the SEC on September 22, 2023.

Board Diversity Matrix (as of September 26, 2024)

Total Number of Directors	7

	Female	Male

Part I: Gender Identity

Directors	1	6

Part II: Demographic Background

African American or Black	0	1

Hispanic or Latinx	0	1

White	1	5

Two or More Races or Ethnicities	0	1
The FOX Board is comprised of highly skilled directors who bring a diverse range of skills and experiences to the Board’s oversight role. The following table summarizes the key skills and experiences the Board considers important in its decision to nominate or re-nominate
individuals to the Board. Additional details about each individual Director nominee’s experiences and qualifications are presented in his or her biography.

	Executive Management Experience	Public Company Board Experience	Media Industry Experience	Finance & Accounting	Corporate Strategy	Technology	Risk Management & ESG	Business Development, M&A & Capital Markets	Government & Public Policy	Non-Profit, Education & Philanthropic Experience
Directors:
Lachlan Murdoch	✓	✓	✓	✓	✓	✓	✓	✓		✓
Tony Abbott	✓		✓		✓		✓	✓	✓	✓
William A. Burck	✓	✓	✓		✓		✓		✓	✓
Chase Carey	✓	✓	✓	✓	✓	✓	✓	✓		✓
Roland A. Hernandez	✓	✓	✓	✓	✓	✓	✓	✓		✓
Margaret “Peggy” L. Johnson	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Paul D. Ryan	✓	✓	✓		✓		✓	✓	✓	✓
Stockholder Nomination Procedure.
The Company’s
By-laws
provide procedures for stockholders to nominate persons for election as Directors.
Pursuant to the
By-laws,
to be timely for the 2025 Annual Meeting (as defined below), stockholder nominations must be in writing and received by the Company’s Secretary at the Company’s principal executive offices between 5:00 p.m. (New York Time) on July 22, 2025 and 5:00 p.m. (New York Time) on August 21, 2025. Stockholder nominations must contain all information relating to the stockholder and the stockholder nominee as would be required pursuant to the
By-laws.
For further information, please see “2025 Annual Meeting of Stockholders” below.
Director candidates recommended by stockholders should meet the Director qualifications set forth under the heading “Director Nomination Process.” Director candidates recommended by stockholders who meet these Director qualifications will be considered by the Chair of the Nominating and Corporate Governance Committee, who will present the information on the candidate to the entire Nominating and Corporate Governance Committee. All Director candidates recommended by stockholders will be considered by the Nominating and Corporate Governance Committee in the same manner as any other candidate.

2024 Proxy Statement	15

CORPORATE GOVERNANCE

Communication with the Board.
Stockholders play an integral part in corporate governance and the Board ensures that stockholders are kept fully informed through:

•
information provided on the Company’s website
foxcorporation.com
, including the Company’s annual report which is distributed to all stockholders electing to receive it and which is available to all stockholders on request, as set forth under the heading “Annual Report;”

•	reports and other disclosures made periodically to the SEC and Nasdaq; and

•	notices and proxy statements of special and annual meetings of stockholders.
It is the policy of the Company to facilitate communications of stockholders and other interested parties with the Board and its various committees. Stockholders may raise matters of concern at the annual meetings of stockholders. In addition, any stockholder or other interested party wishing to communicate with any Director, including the Lead Independent Director, any committee of the Board or the Board as a whole, may do so by submitting such communication in writing and sending it by regular mail to the attention of the appropriate party or to the Board of Directors, Fox Corporation, 1211 Avenue of the Americas, New York, New York 10036. This information is also posted on the Company’s website at
foxcorporation.com
.
Director Evaluation Policy.
The Lead Independent Director and the Nominating and Corporate Governance Committee are responsible for conducting an annual review and evaluation of the Board’s conduct and performance through a self-evaluation form that assesses, among other things, Board structure and composition, Board responsibilities, Board meetings and materials and Board and management interactions. The review seeks to identify specific areas, if any, in need of improvement or strengthening and culminates in a discussion by the full Board, as well as a separate discussion among the independent Directors, of the results and any actions to be taken. In addition, each standing committee of the Board evaluates its performance annually and reports to the Board on such evaluation.
Committees and Meetings of the Board of Directors

During fiscal 2024, the Board held a total of five meetings. All of the Directors attended at least 75% of the regularly scheduled and special meetings of the Board that each was eligible to attend and the meetings of the committees on which each served.
It is the policy of the Board to hold regular executive sessions of the independent Directors without management present. During fiscal 2024, the independent Directors of the Board met four times without management present. Mr. Carey currently serves as the Lead Independent Director and presides over executive sessions. Directors are encouraged to attend and participate in the Company’s annual meetings of stockholders. All of the Directors attended the Company’s 2023 annual meeting of stockholders.
The Board has three standing committees: the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. These committees are comprised entirely of independent Directors, as required under the rules of the Exchange Act and Nasdaq. Each committee is governed by a written charter approved by the Board. These charters are available on the Company’s website at
foxcorporation.com/corporate-governance/board-committees
and are available in print to any stockholder from the Secretary of the Company.
Audit Committee.
The Audit Committee consists of Mr. Hernandez, who serves as Chair, Mr. Carey and Ms. Johnson.
The Audit Committee assists the Board in its oversight of:

•	the integrity of the Company’s financial statements and the Company’s financial reporting processes and systems of internal control;

•	the qualifications, independence and performance of the Company’s independent registered public accounting firm and the performance of the Company’s corporate auditors and corporate audit function;

•	the Company’s compliance with legal and regulatory requirements involving financial, accounting and internal control matters;

•	investigations into complaints concerning financial matters;

•
the Company’s policies and practices with respect to risk assessment and risk management, including with respect to cybersecurity and the use of artificial intelligence, and the Company’s major financial and other risk exposures and the steps taken to monitor and control them, and it provides guidance to the Board on such matters;

•	the review, approval and ratification of transactions with related parties; and

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CORPORATE GOVERNANCE

•	the content and operation of the Company’s Ethics and Compliance Program, including the Company’s Standards of Business Conduct.
The Audit Committee provides an avenue of communication among management, the independent registered public accounting firm, the corporate auditors and the Board. During fiscal 2024, the Audit Committee held seven meetings. The Audit Committee’s report required by the SEC rules is included in this proxy statement under the heading “Report of the Audit Committee.”
The Audit Committee Charter provides that its members shall consist entirely of Directors who the Board determines are “independent” in accordance with the Nasdaq listing rules. The Board determined that each member of the Audit Committee meets the foregoing independence requirements and that each member of the Audit Committee is financially sophisticated in accordance with the Nasdaq listing rules. The Board also determined that Mr. Carey, Mr. Hernandez and Ms. Johnson are “audit committee financial experts” as defined under the SEC rules.
Compensation Committee.
The Compensation Committee consists of Mr. Burck, who serves as Chair, Mr. Carey, Ms. Johnson and Mr. Ryan. The primary responsibilities of the Compensation Committee are:

•
to review and approve goals and objectives relevant to the compensation of the Chief Executive Officer, to evaluate the performance of the Chief Executive Officer in light of these goals and objectives and other factors the Compensation Committee deems appropriate, and, based on this review and evaluation, determine the compensation of the Chief Executive Officer;

•
to consider, authorize and oversee the incentive compensation plans in which the Company’s executive officers participate and the Company’s equity-based plans and recommend changes in such plans to the Board as needed, and to exercise all authority of the Board with respect to the administration of such plans, including the granting of awards under the Company’s incentive compensation plans and equity-based plans;

•
to review and approve equity awards and other fixed and performance-based compensation, benefits and terms of employment of the Company’s executive officers (as defined by SEC rules) and such other senior executives identified by the Compensation Committee after consultation with the Company’s Chief Executive Officer and other members of management;

•	to review and approve employment and severance arrangements and obligations for executive officers, including employment agreements, separation agreements and similar plans or agreements;

•
to review and approve or ratify the principal employment terms for each other employment arrangement (excluding arrangements for talent) where the sum of the base salary, bonus target and long-term incentive target for the contract period is equal to or greater than a threshold amount set by the Compensation Committee;

•
to review and approve other separation obligations that exceed by more than a certain amount set by the Compensation Committee those contractually provided for in an employment agreement approved or ratified by the Compensation Committee as described above;

•	to review the Company’s recruitment, retention, compensation, termination and severance policies for senior executives;

•	to review and assist with the development of executive succession plans and to consult with the Chief Executive Officer and other executive officers regarding the selection of senior executives;

•
to review at least annually the form and amount of compensation of non-executive
Directors for service on the Board and its committees and recommend changes in such compensation to the Board as appropriate;

•
to review the Company’s compensation policies and practices applicable to all employees to determine whether they create risk-taking incentives that are reasonably likely to have a material adverse impact on the Company;

•
to consider the results of the most recent stockholder advisory vote on executive compensation matters in evaluating and determining the compensation of the Company’s Chief Executive Officer and in establishing and determining compensation of the Company’s other named executive officers;

•
in coordination with the Nominating and Corporate Governance Committee, to oversee and make recommendations to the Board regarding the Company’s stockholder engagement with respect to compensation and human capital management matters;

•	to assist the Board, as necessary, in reviewing and assessing the Company’s strategies and policies related to human capital management;

2024 Proxy Statement	17

CORPORATE GOVERNANCE

•	to establish and periodically review stock ownership guidelines for executive officers and monitor compliance with ownership guidelines by executive officers and non-executive Directors;

•	to review periodically any hedging and pledging policy applicable to Directors and employees; and

•	to review and approve the creation or revision of any clawback policy allowing the Company to recoup compensation paid to executive officers and to administer, modify and/or terminate any such policy.
During fiscal 2024, the Compensation Committee held four meetings. Pursuant to its charter, the Compensation Committee may delegate its authority to one or more subcommittees, members of the Board, the Chair of the Committee or officers of the Company, to the extent permitted by law, as it deems appropriate and in the best interests of the Company. The Compensation Committee has delegated to Messrs. L.K. Murdoch, Nallen and Tomsic the authority to make awards of restricted stock units and stock options, as applicable, within certain prescribed limits to certain eligible persons, other than Section 16 officers. Any awards made by Messrs. L.K. Murdoch, Nallen and Tomsic pursuant to this authority are reported to the Compensation Committee on an annual basis. Further discussion of the processes and procedures for the consideration and determination of the compensation paid to the named executive officers is found in the section titled “Compensation Discussion and Analysis.”
Pursuant to its charter, the Compensation Committee has the sole authority to select, retain, oversee, terminate and approve the fees and other retention terms of any compensation consultants, outside legal counsel and any other experts or advisors as the Committee may deem appropriate in its sole discretion.
The Board has retained Frederic W. Cook & Co., Inc. (“FW Cook”) to advise the Board and the Compensation Committee on its named executive officer and non-executive
Director compensation practices and framework. FW Cook does not provide any other services to the Company. In February 2024, the Board considered FW Cook’s independence as the compensation consultant to the Board and the Compensation Committee by taking into account, among other things, the factors prescribed by the Nasdaq listing rules. Based on its evaluation, the Board determined that no conflict of interest exists.
Nominating and Corporate Governance Committee.
The Nominating and Corporate Governance Committee consists of Mr. Ryan, who serves as Chair, and Messrs. Abbott, Burck and Hernandez. The primary responsibilities of the Nominating and Corporate Governance Committee are:

•	to manage a succession planning process for the Board, its leadership and its committees;

•	to develop, review and recommend to the Board criteria for identifying and evaluating Director candidates;

•	to review the qualifications of Director candidates according to criteria approved by the Board and set forth in the Statement of Corporate Governance;

•	to maintain procedures for the consideration of Director candidates recommended by the Company’s stockholders;

•	to consider the performance and independence of incumbent Directors in determining whether to nominate them for re-election;

•	to recommend to the Board nominees for election or re-election to the Board at each annual meeting of stockholders or as necessary to fill vacancies and newly created directorships;

•	to advise and make recommendations to the Board on corporate governance matters;

•	to review communications from the Company’s stockholders;

•	to oversee the Company’s stockholder engagement and make recommendations to the Board regarding its involvement in stockholder engagement;

•
to oversee, review and monitor the Company’s efforts on sustainability and corporate social responsibility and related risks, including reporting with respect thereto, and provide guidance to the Board on such matters;

•	to oversee the Company’s business practice and corporate value of zero tolerance for sexual harassment, race discrimination and all other forms of discrimination; and

•	to review and oversee compliance with the Company’s Political Activities Policy, including the annual Political Activities Report.
The Nominating and Corporate Governance Committee also makes recommendations to the Board as to determinations of Director independence and conducts an annual self-evaluation for the Board. During fiscal 2024, the Nominating and Corporate Governance Committee held four meetings.

18	2024 Proxy Statement

CORPORATE CULTURE AND SOCIAL RESPONSIBILITY
The Company delivers the finest in news, sports and entertainment content. We do this by serving all of our stakeholders, from our viewers and creative partners to our employees, distributors and advertisers, in a principled, transparent, respectful and fair manner. We are rooted by lessons learned and legacies built over decades through the energy and ingenuity of many colleagues and leaders. We have defied conventional wisdom and delivered enduring stories and experiences that capture the hearts and minds of audiences.
We undertake our role as a source of news, information, analysis and entertainment as both a responsibility and a privilege. We are purveyors of First Amendment activities and defenders of the U.S. Constitution and its rule of law. Our company will remain steadfast and focused on those core values in building a culture of trust, integrity and ethical behavior. FOX is uncompromisingly committed to being neutral arbiters of timely news, and we consider journalistic independence and editorial integrity to be sacrosanct. Through our opinion programming, we contribute to the marketplace of ideas by providing our audiences with engaging content about virtually everything people care about – from politics to sports, business to health, weather, natural disasters to uplifting stories of courage, hope and humanity. The Company has adopted and published on our website the Standards of Business Conduct and key policies that further integrity and ethics, including our Preventing Harassment, Discrimination and Retaliation Policy, our Insider Trading and Confidentiality Policy, our Supplier and Subcontractor Standards titled “Doing Business with FOX,” our Human Rights Statement, our Political Activities Policy and our Global Anti-bribery and Anti-corruption Policy.
We approach corporate social responsibility as another way to create value — value by investing in our people, our reputation and our brands; value to our colleagues, neighbors and communities; and value in knowing our actions help others and in seeing the impact of our philanthropy. Our fifth annual Corporate Social Responsibility Report was published in August 2024 and is available at
foxcorporation.com
.
Investment in Our Human Capital Resources

Our workforce is the creative, strategic and operational engine of FOX’s success, and we are committed to developing and supporting our employees. We aim to develop our human capital by recruiting a talented and diverse workforce, offering competitive compensation and benefits, fostering a healthy work-life balance, providing growth and development opportunities, protecting health and safety, fostering workplace civility and inclusion and encouraging our employees to have an impact in their communities.
As of June 30, 2024, we had approximately 10,200 full-time employees. In the ordinary course of our business and consistent with industry practice, we also employ freelance and temporary workers who provide important production and broadcast support services. The vast majority of our workforce is based in the United States, and a portion is unionized. We have posted on our website our Employment Information Report
(EEO-1),
showing the race, ethnicity and gender of our U.S. employees at
foxcorporation.com/
eeo
-1-data
.
Recruitment and Diversity

Our commitment begins at the highest level of the organization. Our Board requires that minority and female candidates are presented for consideration with each Director vacancy. We believe that the more voices in the room and the more diverse the experiences of our colleagues, the better FOX’s internal culture and external programming are. Our diversity enables us to be more reflective of the audiences we reach and enhances our ability to create news, sports and entertainment programming that serves all viewers across the country.
FOX lists job openings internally and externally because we believe this is one of the best tools to reach the widest and most diverse pool of candidates. We include the salary range in job postings to promote pay transparency and further pay equity. We also collaborate with professional organizations that offer FOX access to talent at recruiting events and conventions. These organizations include:

•	American Corporate Partners;

•	Asian American Journalists Association;

•	National Association of Black Journalists;

•	National Association of Hispanic Journalists;

•	Radio Television Digital News Association;

2024 Proxy Statement	19

CORPORATE CULTURE AND SOCIAL RESPONSIBILITY

•	The Association of LGBTQ+ Journalists; and

•	U.S.VETS Camo to Careers Program.
We also offer paid internships to build a diverse pipeline of early-career talent and emerging leaders. The FOX Internship Program offers students an exciting opportunity to gain practical experience, participating in real-world projects and seminars on the media industry, technology and professional development. This internship program, which runs for
8-10
weeks three times per year, welcomed approximately 600 students in fiscal year 2024. We are proud that our internship program was listed on Vault’s 2023 “100 Best Internships,” and it was the 2023 Winner of the Interns 2 Pros Internship Program of the Year. We also partner with a variety of organizations that provide media internships for promising students such as the Emma Bowen Foundation, T. Howard Foundation, International Radio and Television Society, Sports Biz Careers, National Association of Broadcasters’ Emerson Coleman Fellowship, UNC Hussman School of Journalism and Media’s Chuck Stone Program for Diversity Education and Media and the Entertainment Industry College Outreach Program.
Additionally, FOX has established and put into action numerous early career training initiatives aimed at equipping promising individuals with vital job skills and career advancement opportunities. These initiatives are instrumental in cultivating a reservoir of our future leadership, many of whom are from underrepresented backgrounds. Notable examples include:

•
FOX Ad Sales Fast Future Initiative (“FFI”): Launched in 2021, this six-month
career development program offers FOX Ad Sales team members resources and experiences designed to equip tomorrow’s leaders with skills they can implement today. FFI nurtures a sense of community, propels career growth and offers opportunities to engage with industry experts. FOX Ad Sales celebrated the graduation of its third cohort in early 2024.

•
FOX News Multimedia Reporters: This program positions qualified candidates across the country to shoot, produce, edit and report content for FOX News Media platforms. After two years of ongoing development and mentorship, reporters are positioned to become stronger journalists in the field.

•
FOX Sports Professional Development Program: This program prepares production team leaders with skills for the unique sports production environment, such as communication and influence in the control room under short deadlines.

•
FOX Television Stations Sales Training Program: This program was created to develop and mentor the next generation of diverse and motivated sales professionals for FOX Television Stations. Trainees participate in both intensive classroom study of all aspects of the television station advertising sales business and shadowing of FOX Television Stations sales account executives.

•
FOX Writers Incubator Initiative: This FOX Entertainment program, which welcomed its first class in 2022, nurtures and trains talented writers with diverse voices, backgrounds and life experiences. Writers work intensively on their scripts with the support of established writers, executives, directors and producers across all genres (comedy, drama, animation, etc.).

Employee Compensation and Benefits

We are proud to invest in our people through competitive pay and comprehensive benefits designed to attract, motivate and retain our talent. Providing equal pay for equal work, without regard to race, gender or other protected characteristics, is an imperative at FOX. We link our more senior employees’ pay to corporate performance through annual incentive compensation awards. Other employees may be eligible for other long-term incentives depending on their business unit and level/role.
FOX also provides generous benefits that support the health, wellness and financial stability of our employees and their families. Full-time employees are eligible for medical insurance through a choice of several plans, in which employees also may enroll family members, including domestic partners and their children. Many employees benefit from the convenience of covered telemedicine visits as well as virtual primary care services. In addition, we provide vision and dental insurance, which includes coverage for adult orthodontic care. Our coverage is generous, with employee contributions and costs more favorable than national averages according to a 2023 Mercer LLC survey. Eligible employees may participate in flexible spending accounts, health savings accounts, and qualified transportation expense accounts. We also provide employees with a health advocate service, with experts who support employees and their eligible family members in navigating a wide range of health and insurance-related issues.
Additional benefits FOX provides to eligible employees include paid company holidays, floating holidays, vacation, sick and safe time, life insurance, accidental death and dismemberment insurance, business travel accident insurance, salary replacement for up to 26 weeks of short-term disability, basic long-term disability insurance, charitable gift matching, cybersecurity and malware protection for personal devices and an employee assistance program that offers onsite counseling in our New York and Los Angeles worksites, as well as smoking cessation and weight management programs. The FOX 401(k) Savings Plan provides employees with a company contribution, and it offers a company match, Roth and post-tax
contribution

20	2024 Proxy Statement

CORPORATE CULTURE AND SOCIAL RESPONSIBILITY

options and
catch-up
contributions. Freelance employees who work a minimum number of hours are also eligible for a medical, dental and vision plan, as well as our FOX 401(k) Savings Plan and the health advocate service. Finally, FOX also offers employees group discounts in various voluntary benefits such as critical illness insurance, group universal life insurance, auto and home insurance, access to legal services, pet insurance, supplemental long-term disability insurance and student loan refinancing.
Employee Wellness and Workplace Flexibility

We believe offering our employees the tools necessary for healthy work-life balance and overall wellness empowers them to thrive in our modern workforce. To that end, FOX allows eligible individuals the opportunity to work on a partially remote (i.e., “hybrid”) or fully remote basis in appropriate circumstances.
Our parental leave policy allows eligible new parents to bond with their children for a substantial period with full pay, and our workplaces have lactation rooms for our new mothers. We provide onsite subsidized childcare to full-time employees at the Los Angeles FOX Child Care Center. In addition, we offer up to 40 days of backup child, adult, elder and return-to-work
care. Starting in 2022, we added backup pet care and online academic help with homework and tutors for all ages. In addition, we have onsite fitness centers in our New York and Los Angeles worksites.
In 2024, FOX expanded its partnership with the National Alliance on Mental Illness (“NAMI”) to provide additional mental health resources to employees. Through the collaboration within the
NAMI-NYC
Workplace Mental Health Collaborative, FOX leadership gains access to an array of organizational best practices. Throughout the year, FOX employees engaged in multiple training sessions, endorsed by research and peer-reviewed studies, such as the “Beyond Burnout” course which provided strategies to build resilience, maintain mental well-being, and protect against workplace burnout. NAMI has tailored training for FOX, focusing on managing workplace crises and trauma. The program, beneficial for all staff levels, provides essential best practices and coping strategies to maintain mental health, promote staff safety, and support uninterrupted business operations.
Learning and Development

FOX offers employees multiple learning and development programs, including tuition reimbursement, management and leadership development, online and on-demand
e-learning,
live webinars and assessment tools. Our annual MentorMatch program provides junior employees with the tools and resources to grow their careers through relationship-building and networking. We also identify key individuals for ongoing talent management, retention and succession planning. Within FOX News Media and FOX Television Stations, we deliver specialized training on the First Amendment, defamation, privacy, infringement and other newsgathering and reporting topics to educate employees on these principles and provide advice on best practices.
Health and Safety

FOX is committed to protecting the health, safety and work environment of our employees, clients and neighbors. Our Environment, Health and Safety (“EHS”) Program manages risks by implementing proactive, practical and feasible controls into daily work activities, as appropriate. Employees receive health and safety training orientations and have access to several workplace safety programs and resources. The program works to continuously improve performance through preventive measures, as well as efforts to correct hazards or dangerous conditions and minimize the environmental impact of our activities. The day-to-day
management of FOX’s EHS Program, sustainability initiatives and compliance is overseen by our President and General Manager, Studio Operations and implemented by our dedicated EHS team.
Moreover, FOX has a Global Security team that oversees the Company’s security and emergency response efforts as well as emergency planning and preparedness. The team proactively monitors, reports and responds to potential and actual threats to people, physical assets, property, as well as productions and events, using a number of tools, including advanced technology, active training programs and risk assessment and management processes.
Workplace Civility and Inclusion

Trust begins in the workplace every single day. We are committed to fostering a working environment of trust for our colleagues, in which people do their best work. Harassment, discrimination, retaliation and threats to health and safety all undermine our working environment of trust and make it harder for people to excel. Therefore, it is our policy to provide a safe work environment free from this or any other unlawful conduct.
Creating and maintaining an environment free of discrimination and harassment begins at the highest leadership level of the Company and we have focused on embedding this commitment throughout our policies and practices. The FOX Standards of Business Conduct and the Preventing Harassment, Discrimination and Retaliation Policy, which are posted on our website, create our framework for addressing complaints and taking remedial measures as needed. These policies offer multiple

2024 Proxy Statement	21

CORPORATE CULTURE AND SOCIAL RESPONSIBILITY

complaint channels, including a third-party managed hotline that allows for anonymous reporting of concerns. In addition, all new hires must complete training on the Preventing Harassment, Discrimination and Retaliation Policy, as well as compliance and business ethics, and existing employees must complete the training periodically.
FOX also has several employee-driven Employee Resource Groups (“ERG”) formed around shared identity, interests or pursuits for the purpose of advancing careers, encouraging a more respectful workplace community and fostering a sense of belonging. All FOX colleagues are welcome to join or participate in any or multiple ERGs. Opportunities are also available for colleagues to impact their personal and professional development by becoming an ERG board member. They include:

•	ABLE — committed to breaking the stigma around seen and unseen disabilities and supporting our FOX colleagues, and those affected by them, through education, advocacy and allyship;

•	ACE (Asian Community Exchange) — serves Asian Americans at FOX and their allies by advancing their members, championing their stories and empowering their communities;

•	BLK+ — celebrates the intersectionality of our Black colleagues across the diaspora of FOX and seeks to build community through programming and professional development;

•	HOLA (Hispanic Organization for Leadership and Advancement) — develops Hispanic leaders, enriches FOX’s diverse culture and drives positive impact for Hispanic employees at FOX and their allies;

•	PRIDE — cultivates community among FOX’s LGBTQ+ colleagues and allies and supports causes important to the LGBTQ+ community;

•
VETS — committed to the community of veterans, current service members, military supporters and military spouses employed at FOX by embracing four core values – Community, Appreciation, Connection & Education;

•	WiT (Women in Tech) — attracts, empowers and connects women technologists and amplifies their impact at FOX; and

•	WOMEN@FOX — committed to developing female leadership at all levels and fostering a culture where all women thrive.
Maintaining a work environment where employees can thrive, advance and feel included is one of our top priorities at FOX.
As a result of these and other efforts, many outside organizations have recognized FOX for our deep commitment to inclusion and diversity. For example:

•	DiversityComm once again recognized FOX as a Top Hispanic, Black and Women Employer and as a Top LGBTQ+ Friendly Company for 2024;

•	FOX was appointed to the Military Friendly ® Employer list again for 2024 and named a Military Friendly ® Brand; FOX also was rated a 4-Star Employer by VETS Indexes; and

•	FOX was named to Disability Equality Index’s “Best Places to Work for Disability Inclusion” list for 2024, continuing year-over-year recognition as a top scoring employer.
Community
Impact

The dedication of FOX team members to their local communities is profoundly exhibited by their active participation. This is particularly visible within the scope of our charitable initiative, FOX Forward, which embodies our commitment through volunteerism, skill sharing and support of meaningful causes. FOX employees offer significant support to a variety of community non-profit
organizations, aid for veterans, educational institutions and families facing hardships. We seek to motivate our employees to invest their time and resources in institutions that drive positive changes. Throughout fiscal year 2024, the various FOX businesses collectively propelled our philanthropic efforts to realize an impressive impact, contributing over $9.5 million to diverse communities.
During the fiscal year, FOX supported military veterans, active-duty military, first responders and their families by partnering with U.S.VETS to champion their Make Camo Your Cause campaign, awarding the first two FOX Pat Tillman Veterans Center scholarships to Cronkite School of Journalism and Media Communications student veterans and presenting grants to caretakers of veterans through the Elizabeth Dole Foundation’s Hidden Heroes program. Additionally, FOX committed $2 million to Tunnel to Towers’ Foundation Homeless Veteran Program, which will fund housing and supportive services for American veterans experiencing homelessness.
FOX continued to serve as an Annual Disaster Giving Program partner for the American Red Cross while also making additional donations to their Hawaii Wildfires and Hurricane Idalia relief efforts. Along with FOX viewer contributions, over $3 million in aid supported these relief efforts.

22	2024 Proxy Statement

CORPORATE CULTURE AND SOCIAL RESPONSIBILITY

The growth of our FOX For Students program continued as we renewed our commitment as a Founding Partner of the Roybal Film and Television Production Magnet Program doubling our financial commitment to the school and its mission to build an inclusive pipeline to below-the-line
career paths in the entertainment industry through education and real-life experience. FOX holiday giving programs raised over $500,000 in November and December of 2023 for non-profit
organizations across the country, including the Los Angeles Regional Food Bank, New York Cares, Boys & Girls Clubs of America and the National Alliance on Mental Illness, providing meals, coats, holiday gifts and mental health resources for those in need. FOX supported communities experiencing food insecurity through multiple organizations such as Feeding America, Northwest Harvest and Capital Area Food Bank resulting in over 270,000 meals served.
As part of the Company’s commitment to give back to the communities in which its employees live and work, our FOX Giving program matches contributions made by regular full-time employees to eligible non-profit
organizations, dollar for dollar, up to a total of $1,000 per fiscal year when submitted through the FOX Giving platform. We also track and reward employee volunteer hours with the opportunity to earn up to $1,000 per year that employees may direct to charities through the program. Over the course of the fiscal year, across all FOX businesses, contributions through FOX Giving exceeded $1.5 million.
Additionally, FOX provides invaluable
in-kind
support through public service announcements and editorial coverage for non-profit
organizations such as the Special Olympics, the USO and Stand Up to Jewish Hate, while also creating further impact in our communities through efforts such as FOX Sports Supports’ Gamechanger Fund, FOX Entertainment’s #TVForAll, FOX Television Stations’ Holiday Community Giving Campaigns and FOX News Media’s support of the First Responders Children’s Foundation and Tunnel to Towers Foundation.

2024 Proxy Statement	23

PROPOSAL NO. 2: RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Subject to stockholder ratification, the Audit Committee has selected Ernst & Young LLP (“EY”) as the Company’s independent registered public accounting firm to audit the books and accounts of the Company for the fiscal year ending June 30, 2025. EY has audited the books and records of the Company since the fiscal year ended June 30, 2018. A representative of EY is expected to be present at the Annual Meeting to respond to appropriate questions and will be given the opportunity to make a statement if the representative desires to do so.

The Board unanimously recommends a vote “FOR” the proposal to ratify Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2025.
Fees Paid to Independent Registered Public Accounting Firm

The Audit Committee is responsible for the appointment, compensation, retention and oversight of the independent registered public accounting firm. Accordingly, the Audit Committee has appointed EY to perform audit and other permissible non-audit
services for the Company and its subsidiaries. The Company has formal procedures in place for the pre-approval
by the Audit Committee of all services provided by EY. These pre-approval
procedures are described below under “Audit Committee
Pre-Approval
Policies and Procedures.”
The description of the fees for professional services rendered to the Company and its subsidiaries by EY for the fiscal years ended June 30, 2024 and June 30, 2023 is set forth below.

	Fiscal 2024	Fiscal 2023
Audit Fees (1)	$12,327,000	$11,516,000
Audit-Related Fees (2)	$455,000	$657,000
Tax Fees (3)	$653,000	$709,000
All Other Fees	$—	$—
Total Fees	$13,435,000	$12,882,000

(1)
Audit fees include: fees rendered in connection with the annual audit of the Company’s consolidated financial statements as of and for the fiscal years ended June 30, 2024 and June 30, 2023; the audit of internal control over financial reporting as of June 30, 2024 and June 30, 2023 (as required by Section 404 of the Sarbanes-Oxley Act of 2002, as amended (the “Sarbanes-Oxley Act”)); reviews of the Company’s unaudited condensed consolidated interim financial statements included in the Company’s regulatory filings; statutory and separate subsidiary audits; and other services normally provided by the independent registered public accounting firm in connection with regulatory filings.

(2)	Audit-related fees principally relate to employee benefit plan audits and due diligence related to mergers and acquisitions.

(3)	Tax fees include fees for various tax consultations.
Audit Committee
Pre-Approval
Policies and Procedures

The Audit Committee has established policies and procedures under which all audit and non-audit
services performed by the Company’s independent registered public accounting firm must be approved in advance by the Audit Committee. The Audit Committee’s policy provides for pre-approval
of audit, audit-related, tax and certain other services specifically described by the Audit Committee on an annual basis. In addition, individual engagements anticipated to exceed pre-established
thresholds, as well as certain other services, must be separately approved. The policy also provides that the Audit Committee can delegate pre-approval
authority to any member of the Audit Committee provided that the decision to pre-approve
is communicated to the full Audit Committee at its next meeting. The Audit Committee has delegated this responsibility to the Chair of the Audit Committee. Management has also implemented internal procedures to ensure compliance with this policy. As required by the Sarbanes-Oxley Act, all audit and non-audit
services provided in the fiscal years ended June 30, 2024 and June 30, 2023 have been pre-approved by the Audit Committee in accordance with these policies and procedures. The Audit Committee also reviewed the non-audit
services provided by EY during the fiscal years ended June 30, 2024 and June 30, 2023, and determined that the provision of such non-audit
services was compatible with maintaining the auditor’s independence.

24	2024 Proxy Statement

REPORT OF THE AUDIT COMMITTEE
The following Report of the Audit Committee shall not be deemed to be soliciting material or to be filed with the SEC under the Securities Act or the Exchange Act or incorporated by reference in any document so filed.
In accordance with its written charter, the Audit Committee assists the Board in its oversight of:

•	the integrity of the Company’s financial statements and the Company’s financial reporting processes and systems of internal control;

•	the qualifications, independence and performance of the Company’s independent registered public accounting firm and the performance of the Company’s corporate auditors and corporate audit function;

•	the Company’s compliance with legal and regulatory requirements involving financial, accounting and internal control matters;

•	investigations into complaints concerning financial matters;

•
the Company’s policies and practices with respect to risk assessment and risk management, including with respect to cybersecurity and the use of artificial intelligence, and oversight of the Company’s major financial and other risk exposures and the steps taken to monitor and control them, and provides guidance to the Board on such matters;

•	the review, approval and ratification of transactions with related parties; and

•	the content and operation of the Company’s Ethics and Compliance Program, including the Company’s Standards of Business Conduct.
The Audit Committee provides an avenue of communication among management, the independent registered public accounting firm, the corporate auditors and the Board. Management has the primary responsibility for the preparation of the Company’s financial statements and the reporting process, including the system of internal control over financial reporting. The independent registered public accounting firm has the responsibility for the audit of those financial statements and internal control over financial reporting. The Audit Committee is directly responsible for the appointment and oversight of our independent registered public accounting firm, including review of their qualifications, independence and performance and their compensation.
A discussion of the Audit Committee’s composition is included in this proxy statement in the section titled “Committees and Meetings of the Board of Directors.”
In discharging its oversight responsibility as to the audit process, the Audit Committee (i) obtained from the independent registered public accounting firm a report describing all relationships between the independent registered public accounting firm and the Company that might bear on the independent registered public accounting firm’s independence and affirming its independence consistent with applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, (ii) discussed with the independent registered public accounting firm, which documented the discussion, any relationships that may impact the firm’s objectivity and independence, and (iii) considered whether the non-audit
services provided to the Company by EY are compatible with maintaining the accountants’ independence. The Audit Committee reviewed with both the independent registered public accounting firm and the corporate auditors their identification of audit risks, audit plans and audit scope. The Audit Committee discussed with management, the independent registered public accounting firm and the corporate auditors the corporate audit function’s organization, responsibilities, budget and staffing.
The Audit Committee also discussed and reviewed with the independent registered public accounting firm all communications required by generally accepted auditing standards, including those described in Auditing Standards No. 1301, “Communication with Audit Committees,” as adopted by the Public Company Accounting Oversight Board. The Audit Committee met with the independent registered public accounting firm and the corporate auditors, both with management present and separately with each in private sessions without management present, to discuss and review the results of the independent registered public accounting firm’s audit of the financial statements, including the independent registered public accounting firm’s evaluation of the accounting principles, practices and judgments applied by management, the results of the corporate audit activities and the quality and adequacy of the Company’s internal controls.
The Audit Committee discussed the interim financial information contained in each of the Company’s Quarterly Reports on Form
10-Q
and quarterly earnings announcements with Company management and the independent registered public accounting firm. The Audit Committee also reviewed the audited financial statements of the Company as of and for the fiscal year ended June 30, 2024 with management and the independent registered public accounting firm.

2024 Proxy Statement	25

REPORT OF THE AUDIT COMMITTEE

The Audit Committee met with members of management, the independent registered public accounting firm and the corporate auditors to review the fiscal 2024 certifications provided by the Chief Executive Officer and the Chief Financial Officer under the Sarbanes-Oxley Act, the rules and regulations of the SEC and the overall certification process. At these meetings, management reviewed with the Audit Committee each of the Sarbanes-Oxley Act certification requirements including whether there were any (i) significant deficiencies or material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information, and (ii) fraud, whether or not material, involving management or other employees who have a significant role in the Company’s internal control over financial reporting.
The Audit Committee also reviewed any anonymous complaints received through the Alertline reporting system to assist the Audit Committee in administering the anonymous complaint procedures outlined in the Company’s Standards of Business Conduct. The Sarbanes-Oxley Act required the Audit Committee to establish procedures for the confidential submission of employee concerns regarding questionable accounting, internal controls or auditing matters.
Based on the above-mentioned review and discussions with management, the independent registered public accounting firm and the corporate auditors, the Audit Committee recommended to the Board that the Company’s audited financial statements be included in its Annual Report on Form
10-K
for the fiscal year ended June 30, 2024, for filing with the SEC.
The Audit Committee annually reviews the independent registered public accounting firm’s independence and performance in connection with the Audit Committee’s determination of whether to retain EY or engage another firm. In the course of these reviews, the Audit Committee considers, among other things, such factors as:

•	EY’s historical and recent performance on the Company’s audit;

•	an analysis of EY’s known legal risks and significant proceedings;

•	external data relating to audit quality and performance, including recent Public Company Accounting Oversight Board reports on EY;

•
the appropriateness of EY’s fees for audit and
non-audit
services (for additional information on fees paid to EY please see “Proposal No. 2, Ratification of Selection of Independent Registered Public Accounting Firm”);

•
EY’s tenure as our independent registered public accounting firm, and its familiarity with our operations and businesses, accounting policies and practices and internal control over financial reporting (EY has audited the books and records of the Company since the fiscal year ended June 30, 2018);

•	EY’s industry expertise;

•	EY’s independence; and

•	the impact to the Company of changing auditors.
In accordance with the SEC rules and EY’s policies, audit partners are subject to rotation requirements to limit the number of consecutive years an individual partner may provide service to our Company. For lead partners, the maximum number of consecutive years of service in that capacity is five years. The process for selection of the Company’s lead partner pursuant to this rotation policy involves meetings between the Chair and members of the Audit Committee and the candidate for the role, as well as a discussion by the full Audit Committee and with management.
Based on the above-mentioned review, the Audit Committee believes that it is in the best interests of the Company and its stockholders to retain EY to serve as our independent registered public accounting firm.
Accordingly, the Audit Committee also recommended the reappointment, subject to stockholder ratification, of EY as the Company’s independent registered public accounting firm, and the Board concurred in such recommendation.
THE AUDIT COMMITTEE:
Roland A. Hernandez (Chair)
Chase Carey
Margaret “Peggy” L. Johnson

26	2024 Proxy Statement

CERTAIN RELATIONSHIPS AND RELATED-PARTY TRANSACTIONS
Arrangements between the Company and Directors or Director-Related Persons or Entities

Directors of the Company and Directors of the Company’s related parties, or Director-related entities, from time to time conduct transactions with subsidiaries of the Company that occur within a normal employee, customer or supplier relationship on terms and conditions that are believed to be no more favorable than those with which it is reasonable to expect such subsidiary would have approved if dealing with the Director or Director-related entity in the ordinary course of business. Such transactions are subject to the Audit Committee’s procedures as described below.
In fiscal 2024, a subsidiary of Fox Corporation entered into an arrangement in the ordinary course of business with 110% Content Limited (“110% Content”) for development services related to an unscripted development project and potential production and for which the Company has paid 110% Content $883,000. 110% Content is a television production company where Ms. Elisabeth Murdoch serves as a director and in which she is a minority shareholder. Ms. Murdoch is the sister of Mr. L.K. Murdoch, Executive Chair and Chief Executive Officer of the Company and the daughter of Mr. K.R. Murdoch, Chairman Emeritus of the Company.
Policy for Evaluating Related Party Transactions

The Audit Committee has established written procedures for the review, approval or ratification of related party transactions. Pursuant to these procedures, the Audit Committee reviews and approves (i) all related party transactions when and if required to do so by applicable rules and regulations, (ii) all transactions between the Company or any of its subsidiaries and any of the Company’s executive officers, Directors, Director nominees, Director emeriti or any of their immediate family members and (iii) all transactions between the Company or any of its subsidiaries and any security holder who is known by the Company to own more than 5% of any class of the Company’s voting securities or any immediate family members of such security holder, other than transactions (i) that have an aggregate dollar amount or value of less than $120,000 (either individually or in combination with a series of related transactions) or (ii) where a related party has an indirect interest solely as a result of being (a) a Director or, together with all other related parties, a less than 10% beneficial owner of an equity interest in another entity, or both, or (b) a limited partner in a partnership in which the related party, together with all other related parties, has an interest of less than 10%. All of the transactions described in this section that are subject to the Audit Committee’s policies and procedures described above are reviewed and approved or ratified by the Audit Committee of the Board in accordance with such policies and procedures.

2024 Proxy Statement	27

PROPOSAL NO. 3: ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION
As required pursuant to Section 14A of the Exchange Act, the Company provides our stockholders the opportunity to vote, on an advisory, nonbinding basis, on whether to approve named executive officer compensation.
As described in detail in the “Compensation Discussion and Analysis,” the Compensation Committee seeks to closely align the interests of our named executive officers with the interests of the Company’s stockholders. The Company’s executive compensation program is designed to attract, retain and motivate top executive talent, and support both short-term and long-term value creation for stockholders.
The Board recommends that stockholders indicate their support for the Company’s compensation of its named executive officers. The vote on this resolution, commonly known as a “say on pay” resolution, is not intended to address any specific element of compensation but rather the overall named executive officer compensation program as described in this proxy statement. Although this vote is advisory and not binding on the Company or the Board, the Compensation Committee, which is responsible for developing and administering the Company’s executive compensation philosophy and program, will consider the results as part of its ongoing review of the Company’s executive compensation program.
Accordingly, we ask our stockholders to vote on the following resolution:
“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Company’s proxy statement for the 2024 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the SEC, including the Compensation Discussion and Analysis, the fiscal year ended June 30, 2024 Summary Compensation Table and the other related tables and disclosure.”

The Board unanimously recommends an advisory vote “FOR” the approval of the compensation of our named executive officers.

28	2024 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS
Named Executive Officers

Fiscal 2024 represented a transition year for FOX. Following 71 years of leadership of the Company and its predecessors, Mr. K.R. Murdoch retired from his position as the Company’s Chair and was appointed Chairman Emeritus of the Board. In addition, the Company welcomed Adam Ciongoli as our new Chief Legal and Policy Officer, replacing Mr. Dinh who now serves as Special Advisor. The Board and the Compensation Committee continue to ensure FOX is led by an accomplished group of senior executives, who each have significant cross-functional responsibilities and perform multiple roles, to manage the growth of one of the country’s leading news, sports and entertainment companies in a fast-changing competitive environment. The Board and Compensation Committee believe that the leadership, talent, collective knowledge and breadth of expertise of our named executive officers will build upon Mr. K.R. Murdoch’s legacy and contribute to the Company’s continued success as it embarks upon this new chapter.
This Compensation Discussion and Analysis, together with the tables and accompanying descriptions that follow, provides a comprehensive explanation of our compensation design principles and the compensation awarded to or earned by the individuals listed below, who are our named executive officers for fiscal 2024:

•
Mr. L.K. Murdoch, the Company’s Executive Chair and Chief Executive Officer, was a 21CF director for 25 years and had served 21CF in a number of executive roles from 1994 to 2005, as well as Executive Chairman since 2015 and
Co-Chairman
from 2014 to 2015. In addition, he has led a number of international and domestic media companies. With his wealth of knowledge regarding the Company’s operations and the media industry, Mr. L.K. Murdoch supervises all strategic, operational and corporate decisions and oversees the Company’s portfolio of news, sports and entertainment assets in addition to leading our Board.

•
Mr. Nallen, the Company’s Chief Operating Officer, has been employed by the Company and its predecessors for 30 years. He previously served as 21CF’s Chief Financial Officer for six years and as an Executive Vice President and Deputy Chief Financial Officer of 21CF for 12 years, overseeing various functional areas, including corporate finance, tax, internal audit, and planning and analysis. He currently oversees the Company’s finance, strategy, business development, distribution, real estate and human capital functions.

•
Mr. Tomsic, the Company’s Chief Financial Officer, has been employed by the Company and its predecessors for 22 years. He previously served as Deputy Chief Financial Officer of 21CF for two years. He currently oversees all of our corporate and operational finance activities, including capital markets and merger and acquisition transactions, treasury, risk management, tax, financial planning and analysis, accounting and external reporting.

•
Mr. Ciongoli, the Company’s Chief Legal and Policy Officer, has been employed by the Company since December 2023. He previously served as Executive Vice President, General Counsel and Chief Sustainability, Corporate Responsibility and Governance Officer at Campbell Soup Company where he was also a member of the Operating Committee. He currently oversees all legal, compliance, and regulatory matters and directs government affairs.

•
Mr. K.R. Murdoch, the Company’s former Chair, led the Company and its predecessors for 71 years. Mr. K.R. Murdoch has been the driving force behind the evolution of the Company from the single, family-owned Australian newspaper he took over in 1953 to the global public media and entertainment company that was 21CF and that, through his vision and efforts, he transformed into the focused news, sports and entertainment company that is FOX today. With his invaluable knowledge and expertise regarding the Company’s businesses, Mr. K.R. Murdoch provided broad strategic vision, actively advised on capital allocation and key operational decisions, and fostered an entrepreneurial culture throughout the Company. In addition, as Executive Chair of Fox News Media, Mr. K.R. Murdoch vigorously drove brand extensions, digital enhancements and expanded newsgathering to power recent multi-platform growth on top of sustained ratings leadership at FOX News. His unique global perspectives also provided valuable insights to the Board and the Company’s leadership. On November 17, 2023, Mr. K.R. Murdoch stepped down as Chair and was appointed Chairman Emeritus of the Board.

•
Mr. Dinh, the Company’s former Chief Legal and Policy Officer, was employed by the Company and its predecessors for five years and previously served as a director of 21CF for 14 years. He led all legal, compliance and regulatory matters and oversaw government relations and public affairs. On August 11, 2023, the Company announced that Mr. Dinh would be transitioning from Chief Legal and Policy Officer to Special Advisor, effective December 31, 2023, and will serve as a Special Advisor to the Company for two years.

2024 Proxy Statement	29

COMPENSATION DISCUSSION AND ANALYSIS

Compensation Design Principles

The Compensation Committee evaluates the compensation program for our named executive officers with the aim of (a) creating a holistic program to align the interests of our named executive officers with those of our stockholders, (b) maintaining the Company’s competitive position as a best-in-class
employer and (c) encouraging retention of key talent who are uniquely positioned to drive performance and deliver results for our key stakeholders. In light of these goals, the Compensation Committee designs compensation applicable to our named executive officers in accordance with the following principles:

Drive performance without encouraging unnecessary or excessive risk-taking

•	A major portion of target compensation of our named executive officers is variable and performance-based.

•	Our compensation program features a balanced combination of annual and long-term elements along with fixed and performance-based components.

•	We cap payouts for annual and long-term performance-based incentives and incorporate risk mitigation features into our compensation program.

Ensure policies and practices support long-term value creation for stockholders

•	Performance-based compensation is the biggest element of our named executive officers’ annual pay.

•	Long-term performance-based incentives awarded to our named executive officers are based on challenging three-year performance objectives.

•	We maintain robust stock ownership guidelines for named executive officers and non-executive Directors.

•	We regularly review stock utilization and overhang.

Structure packages to attract, retain and motivate top executive talent

•	We compete to recruit and retain executives against a relatively small number of large, complex, diversified and publicly traded broadcasting, cable and satellite, and entertainment companies.

•	Our goal is to provide compensation packages that are competitive with prevailing practices in our industry.

Follow compensation best practices

•	We closely link pay to performance.

•	We use diversified performance metrics and set rigorous short- and long-term goals for our executives.

•	We maintain a clawback policy covering performance-based compensation that goes beyond the SEC rules and Nasdaq listing standards.

Prohibit activities inconsistent with stockholder interests

•	We do not provide any “single trigger” change in control severance benefits.

•	We do not pay excise tax gross-ups associated with change in control benefits.

•	We do not pay dividends on unvested equity awards.

•	We prohibit all of our Directors and employees, including our named executive officers, from engaging in short sales of FOX securities and investing in FOX-based derivative securities.

•
We prohibit all of our Directors and employees, including our named executive officers, from pledging any FOX securities they hold directly, hedging any FOX securities they hold directly or indirectly, or hedging or pledging equity compensation.

30	2024 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

In adherence to these compensation design principles, the significant majority of fiscal 2024 compensation for our named executive officers is at risk, as follows:

Average of the Named Executive Officers as a Group	Percentage of Target Direct Compensation	At Risk?	Rationale

Base Salary	19%	No	Attract and retain quality executive talent

Annual Incentive	32%	Yes	Motivate achievement of pre-specified annual goals

Performance-based Stock Units	12%	Yes	Drive the achievement of: (1) long-term (three-year) operational, strategic goals that promotes the creation of sustainable stockholder value, and (2) relative stockholder return

Performance Stock Options	12%	Yes	Incentivize sustained share price growth by having the award vest only if FOX’s stock price achieves pre-specified
			goals; the value of the award increases in line with incremental stockholder value creation

Restricted Stock Units	25%	Yes	Support retention and the alignment of interests with long-term stockholders

Total Direct Compensation	100%	81%	81% of our named executive officers’ Total Direct Compensation is at risk, and 85% of our CEO’s Total Direct Compensation is at risk, meaning that realizable pay is conditioned on the achievement of short-and
			long-term goals
The table above represents amounts approved by the Compensation Committee for fiscal 2024 for our ongoing named executive officers (Messrs. L.K. Murdoch, Nallen, Tomsic and Ciongoli) and does not take into consideration amounts paid to Mr. K.R. Murdoch in connection with his retirement and Mr. Dinh in connection with his transition. The aggregate cost of our fiscal 2024 target total direct named executive officer compensation (calculated with respect to our ongoing named executive officers) is approximately the 34 th
percentile of our Peer Group (as defined below), which the Compensation Committee believes appropriately balances our need to engage an elite group of executives and our need to provide value to our stockholders. For further information, please see “Use of Information on Peer Companies and Industry Trends” below.
Fiscal 2024 Business and Management Review

FOX once again delivered strong operational and financial results in fiscal 2024. The Company focuses on producing and distributing quality news, sports and entertainment content that engages and informs audiences and deepens consumer relationships through its iconic brands, including FOX News Media, FOX Sports, FOX Entertainment, FOX Television Stations and Tubi Media Group. FOX also continued to focus on its long-term growth in fiscal 2024, investing in organic initiatives, while delivering meaningful returns of capital to stockholders.
During the fiscal year, FOX continued to reach and, in some cases, exceed its strategic goals, all pursuant to its fundamental priorities of delivering quality live and on-demand
programming to large and engaged audiences, securing value for its market-leading brands and content and positioning itself for long-term growth. Fiscal 2024 highlights include:

•
FOX News finished fiscal 2024 as the #1 cable network in Monday to Friday primetime and total day viewing among total viewers for the eighth consecutive year. In addition, FOX News continued as the top-rated
national cable news channel in Monday to Friday primetime viewing. For the fiscal year, FOX News delivered primetime total viewership that beat the viewership of its closest cable news channel competitors and delivered ratings that were comparable to ratings delivered by the four broadcast networks. FOX Business finished as the most-watched business network among total business day viewers during fiscal 2024. Additionally, FOX News Media continued to enhance its digital footprint through the FOX Nation SVOD service and the FOX Weather FAST service, which doubled its total view time (the total number of hours watched) compared to the prior year. FOX News Digital remained the most-engaged brand in digital news, leading in total views, minutes spent and social interactions in fiscal 2024.

•
FOX Sports was the industry leader in live events for the fifth consecutive calendar year with over 250 billion minutes of live sports viewing on the FOX Network. During the fiscal year, the NFL regular season on FOX averaged 19 million viewers, while the three NFC postseason games on FOX averaged 45 million viewers, including the most-watched NFC Championship game in over a decade. FOX’s
America’s Game of the Week
attracted its largest audience since 2015 and ranked as the #1 program in all of television for the 15th straight year among Adults
18-49.
FOX aired the most-watched college football, men’s college basketball and women’s college basketball games across the regular season. The

2024 Proxy Statement	31

COMPENSATION DISCUSSION AND ANALYSIS

University of Michigan versus The Ohio State University football game on FOX was the most-watched college football regular-season game on any network since 2011 and the most-watched regular season college football game in FOX Sports history. FOX’s
Big Noon Saturday
continued as the #1 game window in all of college football. During the fiscal year, FOX also broadcast the 2023 FIFA Women’s
World Cup
, where the U.S. versus the Netherlands match on FOX set the record as the most-watched Women’s
World Cup
match on U.S. English language television.
In addition, FOX Sports, along with its partner, broadcast the inaugural season of the United Football League (or UFL) professional spring football league.

•
FOX Entertainment successfully navigated the industry guild strikes of 2023, delivering a full season of primetime programing while returning original scripted content to the FOX Network in the spring of 2024. In 2024, FOX Entertainment implemented a new, three-tiered business structure with FOX Entertainment studios uniting FOX Entertainment’s full scope of studio operations and content creation engines; the FOX Network serving as the central launching pad and first window for content before it migrates to streaming; and FOX Entertainment Global constituting the division’s domestic and international sales and distribution business. FOX Entertainment continued to deliver nearly 150 million unduplicated viewers across all platforms during the 2023-2024 broadcast season. In the key Adults
18-49
demographic, the FOX Network also featured the season’s #1 new entertainment program with the
FOX-owned
animated comedy
Krapopolis
, launched the #1 game show with
The Floor
, and once again presented television’s top cooking competition series with Gordon Ramsay’s
Next Level Chef
,
Hell’s Kitchen
,
MasterChef Junior
and
Kitchen
Nightmares
. In addition, FOX Entertainment studios
co-produced
original content for third parties, such as Prime Video’s animated hit
Hazbin
Hotel
, as well as original content collaborations with Disney/Hulu, Netflix, Apple, Hallmark, Tubi, TelevisaUnivision and platforms worldwide.

•
FOX Television Stations remains a leader in local news coverage, producing over 1,200 hours of local news coverage each week across 18 markets, including 14 of the top 15 DMAs. During the fiscal year, FOX Television Stations grew and enhanced its digital offerings through the expansion and success of the FOX Local Extension (FLX) digital advertising platform as well as the continued rollout of local news content on connected televisions and FAST services in a number of markets. FOX Television Stations’ total view time through connected televisions for the period of March 2024 through June 2024 was approximately four times higher compared to the same period in the prior year. These initiatives led to Fox Television Stations digital advertising revenue growth of approximately 20% as compared to the prior fiscal year.

•
In fiscal 2024, Tubi delivered record revenues, which grew 18% compared to the prior fiscal year. Total view time reached approximately 9.7 billion hours over the course of fiscal 2024, an increase of over 40% compared to the prior fiscal year. According to Nielsen’s
The Gauge
, Tubi finished the fiscal year as the most-watched FAST service in the U.S., reaching approximately 2.0% of all television viewing. Tubi expanded its content library to over 260,000 movies and television episodes, including the premiere of over 140 new original titles throughout the fiscal year. Tubi also grew its linear streaming offerings to supplement its on-demand
library, with the launch of over 60 sports, entertainment and local news channels to bring its total offering to over 280 channels as of the end of fiscal 2024.

•
The Company generated healthy affiliate fee revenue growth of 4% due to higher average rates per subscriber and fees received from television stations that are affiliated with the FOX Network. Additionally, the Company’s key networks continue to be distributed on all major virtual MVPD services, reflecting the highly coveted nature of the Company’s content.

•
The Company ended the fiscal year with approximately $4.3 billion of cash and cash equivalents on its balance sheet while returning approximately $1.25 billion of capital to its stockholders in fiscal 2024 through the Company’s cash dividend and its stock repurchase program. As of June 30, 2024, the Company has repurchased over $5.6 billion (approximately 169 million shares) under the stock repurchase program since the program’s launch in November 2019, with approximately $1 billion repurchased during fiscal 2024.

•
FOX continues to broaden and deepen its corporate social responsibility efforts, with a focus on local community engagement. Our recent environmental, social and governance achievements are highlighted in FOX’s annual Corporate Social Responsibility Report, published in August 2024.

Use of Information on Peer Companies and Industry Trends

A competitive compensation program is essential to attract and retain talented executives with the requisite skills and experience to successfully manage the Company’s businesses. The Company competes against a relatively small number of large, complex, diversified and publicly traded broadcasting, cable and satellite, and entertainment companies. The Compensation Committee considers the compensation practices of a peer group of companies (the “Peer Group”), FOX’s performance relative to the performance of members of the Peer Group, as well as evolving broad market practices to ensure that it remains informed of current developments when making compensation decisions. Because of the complex mix of

32	2024 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

industries and markets in which the Company operates, the Compensation Committee does not target any element of compensation or total compensation to a specific level relative to the Peer Group. The goal of the Compensation Committee is to provide total compensation packages that are competitive with prevailing practices in our industry and are reflective of FOX’s performance in our industry relative to the Peer Group.
The Compensation Committee, with advice from FW Cook, its independent compensation consultant, annually reviews the Peer Group and approves updates to its composition as necessary to better reflect the Company’s competitive landscape and account for any corporate changes and reorganizations among members of the Peer Group as well as changes in relative size. For fiscal 2024, no changes were made to the Peer Group, which consisted of AMC Networks Inc., Charter Communications, Inc., Comcast Corporation, Liberty Global plc, Live Nation Entertainment, Inc., Netflix, Inc., Nexstar Media Group, Inc., Paramount Global, Sinclair Broadcast Group, Inc., Sirius XM Holdings, Inc., Warner Bros. Discovery, Inc. and The Walt Disney Company. When reviewing and approving the fiscal 2024 base salary, target non-equity
incentive compensation and target long-term incentive compensation for our named executive officers, the Compensation Committee considered the compensation practices of the Peer Group.
In addition, the Compensation Committee considered the cost to FOX for the compensation provided to our named executive officers in the aggregate, relative to the aggregate cost of the named executive officers of our Peer Group. In light of FOX’s unique named executive officer structure, the cross-functional roles assumed by each named executive officer and the significant tenure and history of many of our named executive officers, the Compensation Committee believes that evaluating the aggregate cost of compensation paid to our named executive officers relative to the aggregate cost borne by Peer Group companies appropriately assesses FOX’s compensation expenditures while avoiding comparisons among individual named executive officers that may not align with their roles or contributions to our business. While the Compensation Committee does not target the aggregate cost of named executive officer compensation to a specific range within the Peer Group, the aggregate cost of our fiscal 2024 target total direct named executive officer compensation (calculated with respect to our ongoing named executive officers (Messrs. L.K. Murdoch, Nallen, Tomsic and Ciongoli) is approximately the 34 th
percentile of our Peer Group, which the Compensation Committee believes appropriately balances our need to recruit, retain and motivate an elite group of executives and our need to provide value to our stockholders.
Elements of Compensation

The key elements of our executive compensation program for our named executive officers are (1) base salary; (2) annual incentive compensation that is based on an evaluation of Company, individual and group performance; (3) long-term incentive awards that support alignment with the interests of our long-term stockholders and are contingent on the achievement of long-term share price, relative total shareholder return, and financial performance goals; and (4) retirement benefits. In establishing the elements of our named executive officers’ compensation, the Compensation Committee considered each named executive officer’s management experience, cross-functional duties and responsibilities with the Company; each named executive officer’s duration of service to the Company and its predecessors; the industry and peer group in which the Company competes for talent; and, in certain instances, the compensation required to recruit and retain the named executive officer into a role with the Company. For fiscal 2024, 85% of the Chief Executive Officer’s target total direct compensation and 81% of all named executive officers’ target total direct compensation was “at risk” (calculated with respect to our ongoing named executive officers (Messrs. L.K. Murdoch, Nallen, Tomsic and Ciongoli).
Annual Base Salary
One element of compensation needed to attract and retain an employee in any organization is annual base salary. Annual base salary is the fixed element of a named executive officer’s compensation and does not vary with performance. The annual base salary provided for by the respective employment agreements of Messrs. L.K. Murdoch, Nallen, Tomsic, Ciongoli and Dinh, and the annual base salary for Mr. K.R. Murdoch, were approved by the Compensation Committee in the context of each named executive officer’s particular position; the responsibilities associated with that position; his experience, expertise, knowledge and qualifications; market factors; the industry in which we operate and compete; recruitment and retention factors; and the Company’s overall compensation principles.

2024 Proxy Statement	33

COMPENSATION DISCUSSION AND ANALYSIS

Set forth below are the base salaries for each of the named executive officers for fiscal 2024.

Named Executive Officer	Annual Base Salary
Lachlan K. Murdoch	$3.0 million
John P. Nallen	$2.0 million
Steven Tomsic	$1.75 million
Adam Ciongoli	$1.75 million
K. Rupert Murdoch (former employee)	$5.0 million*
Viet D. Dinh (former employee)	$3.0 million*

*
Annual base salaries for Messrs. K.R. Murdoch and Dinh reflect annualized amounts for the 2024 fiscal year. Actual base salaries received by these executives were prorated for the portion of the 2024 fiscal year in which the executives were employed by the Company, and were equal to $1.9 million for Mr. K.R. Murdoch and $1.5 million for Mr. Dinh.

The Compensation Committee annually reviews the annual base salary of each of the named executive officers, subject to the terms of any applicable employment agreements. Annual base salary may be adjusted if the Compensation Committee determines that an adjustment is warranted or that a different mix of compensation elements may more appropriately compensate the individual named executive officer in light of the Company’s compensation objectives.
Annual Incentive Compensation
The named executive officers have a direct influence on our operations and strategy. The Compensation Committee believes that a significant portion of each named executive officer’s total compensation opportunity should be based on the Company’s financial and operating performance and progress against strategic goals and individual and group contributions. This framework fosters a performance-driven, pay-for-performance
culture that aligns our named executive officers’ interests with those of our stockholders while also rewarding the named executive officers for superior individual and group achievements.
The Compensation Committee thoroughly reviewed the fiscal 2024 annual non-equity
incentive compensation program (the “Annual Incentive Compensation”) and, following this review, the Compensation Committee elected not to change the performance metrics under which the fiscal 2024 Annual Incentive Compensation would be assessed. Consistent with the prior fiscal year, the Compensation Committee determined that 75% of the fiscal 2024 Annual Incentive Compensation would be based on the Company’s achievement of Adjusted EBITDA
1
versus the budgeted Adjusted EBITDA goal, and 25% of the Annual Incentive Compensation would be based on qualitative factors, including each named executive officer’s contributions to the Company’s financial and non-financial
objectives, individually and as a group. The Compensation Committee believes that Adjusted EBITDA is widely used by investors and stockholders to measure the Company’s performance and is a material driver in stockholder returns and therefore is the appropriate quantitative metric against which our named executive officers’ performance should be assessed. The target range of the Adjusted EBITDA metric established by the Compensation Committee is designed to drive total stockholder return for our stockholders by providing our named executive officers with rigorous, but achievable, short-term Company performance metrics.
The Compensation Committee’s determination of the performance levels for the achievement of the financial performance metric are reflected in the table below, with performance that falls between the specified levels to be calculated on a linear basis:

Performance Level	Performance Goal as a Percentage of Target Adjusted EBITDA	Payout as a Percentage of Financial Performance Portion of the Annual Incentive Compensation
Maximum	120%	200%
Target	100%	100%
Threshold	80%	50%

1
“Adjusted EBITDA” is defined as revenues less operating expenses and selling, general and administrative expenses. Adjusted EBITDA does not include amortization of cable distribution investments, depreciation and amortization, restructuring, impairment and other corporate matters, equity earnings (losses) of affiliates, interest expense, net, non-operating
other, net and income tax expense. Adjusted EBITDA is the aggregation of the Segment EBITDA of each of the Company’s operating segments. For a discussion of Adjusted EBITDA and a reconciliation of net income to Adjusted EBITDA, see pages
48-50
of the Company’s Annual Report on Form
10-K
for the fiscal year ended June 30, 2024.

34	2024 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

The Compensation Committee approved the
following
target and maximum Annual Incentive Compensation opportunities for each named executive officer for fiscal 2024.

Named Executive Officer	Fiscal 2024 Target Annual Incentive Opportunity	Fiscal 2024 Maximum Annual Incentive Opportunity

Lachlan K. Murdoch	200% of Base Salary	200% of Target

John P. Nallen	150% of Base Salary	200% of Target

Steven Tomsic	157% of Base Salary	200% of Target

Adam Ciongoli	157% of Base Salary	200% of Target

K. Rupert Murdoch* (former employee)	120% of Base Salary	200% of Target

Viet D. Dinh* (former employee)	100% of Base Salary	200% of Target

*
As previously disclosed, in recognition of Mr. K.R. Murdoch’s 71 years of service to the Company, the Company’s Board approved the payment of a prorated portion (38.25%) of his Annual Incentive Compensation in connection with his retirement, totaling $2.295 million. Additionally, in connection with Mr. Dinh’s separation, the Compensation Committee approved the payment of a pro-rated
portion (50%) of Mr. Dinh’s Annual Incentive Compensation, totaling $1.5 million.

Quantitative Element of Annual Incentive Compensation
For fiscal 2024, the Compensation Committee set threshold and maximum performance levels and target performance range for Adjusted EBITDA for the quantitative element of the Annual Incentive Compensation opportunities as follows:

Performance Level	Adjusted EBITDA (in billions)	Payout as a % of Target
Maximum	$3.44	200%
Target	$2.82 – $2.92	100%
Threshold	$2.29	50%
A narrow target range is used, rather than a fixed dollar goal, to address challenges associated with setting performance goals with precision and to avoid unintended windfalls or shortfalls in actual payouts to the named executive officers. The target range for the Annual Incentive Compensation was designed around a midpoint that reflects the Adjusted EBITDA target for FOX’s company-wide operating plan, which was reviewed and approved by the Compensation Committee in August 2023. This Adjusted EBITDA target reflects a rigorous target for fiscal 2024 predicated on underlying organic growth while also accounting for the absence of meaningful financially accretive, cyclical events, including the broadcast of a
Super Bowl
and a robust political cycle, both of which contributed to a higher Adjusted EBITDA target set in fiscal 2023. No quantitative portion of the Annual Incentive Compensation is payable below the threshold performance level and no additional amount is payable above the maximum performance level.
The Company’s fiscal 2024 Adjusted EBITDA of $2.883 billion fell within the target performance range and therefore the Compensation Committee determined that the quantitative portion of the Annual Incentive Compensation was earned at 100% of the target range.
The table below illustrates the calculation of the quantitative portion of our named executive officers’ Annual Incentive Compensation opportunity:

Named Executive Officers	75% of Target (Quantitative Portion)	Adjusted EBITDA Payout Multiplier	Annual Incentive Compensation Earned based on Quantitative Performance
Lachlan K. Murdoch	$4,500,000	100%	$4,500,000
John P. Nallen	$2,250,000	100%	$2,250,000
Steven Tomsic	$2,062,500	100%	$2,062,500
Adam Ciongoli	$2,062,500	100%	$2,062,500
K. Rupert Murdoch* (former employee)	—	—	—
Viet D. Dinh* (former employee)	—	—	—

*	Actual Annual Incentive Compensation received by these executives were prorated at target, and were equal to $2.295 million for Mr. K.R. Murdoch and $1.5 million for Mr. Dinh.

2024 Proxy Statement	35

COMPENSATION DISCUSSION AND ANALYSIS

Qualitative Element of Annual Incentive Compensation
Additionally, when determining each named executive officer’s Annual Incentive Compensation, the Compensation Committee also considered the named executive officers’ performance, individually and collectively as a group, against the qualitative factors and related evaluation metrics established in advance by the Compensation Committee for fiscal 2024, as well as other factors the Compensation Committee in its discretion deemed relevant to the achievement of the qualitative element of the Annual Incentive Compensation. This assessment comprised 25% of the Annual Incentive Compensation determination.
The performance factors underpinning this component of the Annual Incentive Compensation help focus the named executive officers on cross-functional strategic initiatives that are imperative to the Company’s continued long-term success. In order to evaluate the extent to which the performance factors were achieved for fiscal 2024, the Compensation Committee undertook a qualitative assessment of the Company’s performance and the performance of our named executive officers, individually and collectively as a group, taking into account the following qualitative factors and fiscal 2024 achievements:

Qualitative Performance Factor	Fiscal 2024 Achievements
On-screen leadership

•  FOX News continued as the
top-rated
national cable news channel in Monday to Friday primetime viewing. In addition, FOX News finished fiscal 2024 as the #1 cable network in Monday to Friday primetime and total day viewing among total viewers. For the fiscal year, FOX News delivered primetime total viewership that beat the viewership of its closest cable news channel competitors and delivered ratings that were comparable to ratings delivered by the four broadcast networks.

•  FOX Sports was the industry leader in live events for the fifth consecutive calendar year with over 250 billion minutes of live sports viewing on the FOX Network. During the fiscal year, the NFL regular season on FOX averaged 19 million viewers, while the three NFC postseason games on FOX averaged 45 million viewers, including the most-watched NFC Championship game in over a decade. FOX’s
America’s Game of the Week
attracted its largest audience since 2015 and ranked as the #1 program in all of television for the 15th straight year among Adults
18-49.
FOX aired the most-watched college football, men’s college basketball and women’s college basketball games across the regular season. The University of Michigan versus The Ohio State University football game on FOX was the most-watched college football regular-season game on any network since 2011 and the most-watched regular season college football game in FOX Sports history. FOX’s
Big Noon Saturday
continued as the #1 game window in all of college football. During the fiscal year, FOX also broadcast the 2023 FIFA Women’s
World Cup
, where the U.S. versus the Netherlands match on FOX set the record as the most-watched Women’s
World Cup
match on U.S. English language television.

•  Total view time on Tubi reached approximately 9.7 billion hours over the course of fiscal 2024, an increase of over 40% compared to the prior fiscal year. According to Nielsen’s
The Gauge
, Tubi was the most-watched FAST service in the U.S., reaching approximately 2.0% of total TV viewing minutes in June 2024 – tied with Disney+ and ahead of Roku, Max, Peacock, Paramount+ and Pluto. Tubi expanded its content library to over 260,000 movies and television episodes, including the premiere of over 140 new original titles throughout the fiscal year. Tubi also grew its linear streaming offerings to supplement its on-demand
library, with the launch of over 60 sports, entertainment and local news channels to bring its total offering to over 280 channels as of the end of fiscal 2024.

•  FOX Television Stations remained #1 in the Adults
25-54
demographic in the
7-10am
local news daypart for the fiscal year compared to ABC, CBS and NBC.

Continued expansion and support for our growth and digital businesses

•  Under new leadership and supported by a content library of over 260,000 movies and television episodes, Tubi delivered an increase in total view time of over 40%. This record engagement delivered record revenues, which grew 18% compared to the prior fiscal year.

•  The FOX Weather FAST service doubled its total view time compared to the prior fiscal year.

•  FOX News Digital remained the most-engaged brand in digital news, leading in total views, minutes spent and social interactions.

36	2024 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

•  FOX Sports, along with its partner, launched and broadcast the inaugural season of the UFL professional spring football league that combined the legacy operations of the Company’s United States Football League and the XFL.

•  FOX Television Stations grew and enhanced its digital offerings through the expansion and success of the FOX Local Extension (FLX) digital advertising platform as well as the continued rollout of local news content on connected televisions and FAST services in a number of markets. FOX Television Stations’ total view time through connected televisions for the period of March 2024 through June 2024 was approximately four times higher compared to the same period in the prior year. These initiatives led to FOX Television Stations’ digital advertising revenue growth of approximately 20% as compared to the prior fiscal year.

Execute Strategic and Commercial Priorities

•  The Company completed multi-year distribution and content licensing agreement renewals with key distribution partners, including a multi-year distribution and content licensing agreement renewal with SiriusXM.

•  FOX Entertainment successfully navigated the industry guild strikes of 2023, delivering a full season of primetime programing while returning original scripted content to the FOX Network in the spring of 2024.

•  During the fiscal year, FOX Sports and NASCAR extended their multi-series media rights agreement to carry 14 NASCAR Cup Series races, including practice and qualifying races for the Busch Light Clash, DAYTONA 500 and NASCAR
All-Star
Race, as well as exclusive rights for the entire
23-race
NASCAR CRAFTSMAN Truck Series schedule from 2025 through 2031.

Corporate culture and furthering our commitment to our environmental, social and governance agenda

•  Our ESG commitments were once again recognized with an “A” rating from MSCI ESG Research and inclusion in the FTSE Russell’s FTSE4Good Index Series, which place the Company as a leader among its peers in terms of ESG rating scores.

•  Promoted culture and belonging through our approach to talent recruitment, development and retention; fostered employee career growth through increased enrollment in FOX leadership training programs and investment in our early career development and mentorship programs to build the pipeline of next generation of leaders; and grew the FOX Internship Program, welcoming approximately 600 students in fiscal year 2024.

•  Received recognition from several workplace inclusion organizations as follows:

•  FOX was recognized as Top LGBTQ+ Friendly Company, Top Hispanic, Black and Women Employer by DiversityComm for 2024.

•  FOX was appointed to the Military Friendly
®
Employer list and named a Military Friendly
®
Brand for 2024; FOX also was rated a
4-Star
Employer by VETS Indexes.

•  FOX was named to Disability Equality Index’s “Best Places to Work for Disability Inclusion” list for 2024, continuing year-over-year recognition as a top scoring employer.

•  Submitted our second response to the CDP Climate Change Questionnaire, improving our score to a “B”; implemented new waste infrastructure at the FOX Studio Lot; and increased environmental awareness by partnering with One Tree Planted for the fifth consecutive year and through several Earth Month campaigns.

•  Published our third annual Political Activities Report.

•  Provided training to employees on FOX’s Standards of Business Conduct and other key policies that further integrity and ethics, including Preventing Harassment, Discrimination and Retaliation Policy.

•  Our Corporate Social Responsibility Report highlights these achievements, our investment in human capital resources, inclusion and diversity and more. Additionally, our Employment Information Report
(EEO-1)
highlights the diversity of our workforce. Both reports are published on our website.

2024 Proxy Statement	37

COMPENSATION DISCUSSION AND ANALYSIS

In order to determine the extent to which the qualitative portion of the Annual Incentive Compensation was achieved, the Compensation Committee evaluated the previously-established qualitative performance factors against the fiscal 2024 achievements described above, as well as other factors that emerged over the course of the fiscal year that impacted the Company’s performance. The Compensation Committee weighted each qualitative performance factor equally when evaluating the achievement of such performance factor as a part of the entire qualitative portion of the Annual Incentive Compensation. In addition, the Compensation Committee determined that each of our ongoing named executive officers contributed equally to the achievements described above for each qualitative performance factor, and therefore the extent to which the qualitative performance factors were achieved was applied uniformly to the Annual Incentive Compensation of each ongoing named executive officer (Messrs. L.K. Murdoch, Nallen, Tomsic and Ciongoli). The Compensation Committee determined that the above-described achievements of the continuing named executive officers, individually and as a group, fully satisfied the previously-established qualitative performance objectives and therefore awarded 100% of the target qualitative portion of the Annual Incentive Compensation to the ongoing named executive officers (Messrs. L.K. Murdoch, Nallen, Tomsic and Ciongoli).
In light of the Compensation Committee’s consideration of these factors, the Compensation Committee confirmed the payout multiples set forth below and calculated the Annual Incentive Compensation, which was paid in cash, as follows:

	Quantitative Performance			Qualitative Performance			Total
Named Executive Officers	75% of Target	Multiple	Subtotal	25% of Target	Multiple	Subtotal
Lachlan K. Murdoch	$4,500,000	100%	$4,500,000	$1,500,000	100%	$1,500,000	$6,000,000
John P. Nallen	$2,250,000	100%	$2,250,000	$750,000	100%	$750,000	$3,000,000
Steven Tomsic	$2,062,500	100%	$2,062,500	$687,500	100%	$687,500	$2,750,000
Adam Ciongoli	$2,062,500	100%	$2,062,500	$687,500	100%	$687,500	$2,750,000
K. Rupert Murdoch* (former employee)	$4,500,000	—	—	$1,500,000	—	—	$2,295,082
Viet D. Dinh* (former employee)	$2,250,000	—	—	$750,000	—	—	$1,500,000

*
The Target Annual Incentive Compensation opportunities for Messrs. K.R. Murdoch and Dinh reflect annualized amounts for the 2024 fiscal year. As previously disclosed, Total Annual Incentive Compensation received by these executives was prorated at target reflecting each executive’s departure.

Long-Term Equity-Based Incentive Awards
The Compensation Committee believes that granting long-term equity-based incentive awards to our named executive officers aligns their compensation with the long-term performance of the Company and thereby links the named executive officers’ interests directly to those of the Company’s long-term stockholders. The Company’s compensation design principles are to drive performance without encouraging unnecessary risk taking, support long-term value creation for stockholders, and attract, retain and motivate top executive talent. Consequently, in August 2023, the Compensation Committee granted for fiscal 2024 a mix of long-term equity-based incentive awards focused on performance with the primary goal of enhancing alignment with the Company’s stockholders while also serving to reward performance and support retention. The mix of long-term equity-based incentive awards granted for fiscal 2024 is as follows:

•
Twenty-five percent (25%) of a named executive officer’s target long-term incentive award was granted as performance-based stock options with a three-year performance period (the “PSOs”). PSOs granted to our named executive officers will vest at the end of the three-year performance period and have a term of seven years thereafter. PSOs granted to our named executive officers vest only if, at any point during the three-year performance period, the closing price of the Class A Common Stock exceeds the exercise price of the PSO by at least 15% for at least 30 consecutive calendar days (the “Stock Hurdle”). The performance period for the PSOs granted in August 2023 remains open and the Stock Hurdle is subject to achievement.

•
Twenty-five percent (25%) of a named executive officer’s target long-term incentive award was granted as performance-based restricted stock units (“PSUs”) with a three-year performance period. PSUs granted to our named executive officers will vest after three years based on achievement of targets for the following performance metrics:

(a)	Average annual adjusted earnings per share (“EPS”) growth, weighted 15%;

(b)	Average annual adjusted free cash flow (“FCF”) growth, weighted 15%; and

(c)
The Company’s three-year total stockholder return as measured against the three-year total stockholder return of the companies that comprise the Standard & Poor’s 500 Index (“Relative TSR”), weighted 70%.

•
Fifty percent (50%) of a named executive officer’s target long-term incentive award was granted as time-vested restricted stock units (“RSUs”) that will vest in equal annual installments over a three-year period.

38	2024 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

The Compensation Committee believes that allocating 50% of FOX’s long-term equity-based incentive awards as performance-based compensation appropriately aligns our named executive officers’ interests with those of FOX’s stockholders and is consistent with practices within the Peer Group, where performance-based equity makes up an average of approximately 50% of regular annual long-term equity-based incentive grant value. Collectively, the Compensation Committee allocated (a) 15% of the grant value of the performance-based portion of each named executive officer’s target long-term incentive award to Company financial performance and (b) 85% of the grant value to TSR, with approximately 60% of this value contingent on achievement of the Stock Hurdle. We refer to TSR and the Stock Hurdle collectively as the hurdled stock performance measures. The Compensation Committee selected the hurdled stock performance measures to strengthen the alignment of interests between the named executive officers and our stockholders.
Company financial performance is measured through EPS and FCF. The Compensation Committee selected these metrics because it believes they support the Company’s long-term creation of stockholder value. EPS is one of the primary measures used by FOX’s investors and analysts to assess FOX’s and our management’s performance, and FCF gives a clear view of the Company’s ability to generate cash that can be used for investments in the business, returns to stockholders and other actions that enhance stockholder value. The Company adjusts EPS and FCF to ensure that the measurement of performance reflects factors that management can directly control and is not artificially inflated or diminished by factors unrelated to the ongoing operation of the business. This is intended to ensure that our named executive officers neither benefit from nor are penalized for unexpected or uncontrollable events or strategic decisions that are in the long-term interest of stockholders, but may have a negative or neutral effect on our named executive officers’ compensation and thus might drive decision-making that is not aligned with our stockholders’ interests.
For the fiscal 2024-2026 performance period, in August 2023 each of our named executive officers except for Messrs. Ciongoli and Dinh received long-term equity-based incentive awards in the following aggregate target amount:

Named Executive Officer	Fiscal 2024-2026 Target Long-Term Incentive Award Opportunity

Lachlan K. Murdoch	367% of Base Salary

John P. Nallen	250% of Base Salary

Steven Tomsic	171% of Base Salary

Adam Ciongoli (a)	171% of Base Salary

K. Rupert Murdoch (b) ( former employee )	140% of Base Salary

Viet D. Dinh (c) ( former employee )	—

(a)	Mr. Ciongoli received his fiscal 2024-2026 long-term equity-based incentive awards following the beginning of his employment with the Company, in December 2023.

(b)
Mr. K.R. Murdoch received retirement treatment for his fiscal 2024 long-term equity-based incentive awards under the 2019 SAP, pursuant to which 38.25% of such awards will continue to vest on their regularly scheduled vesting dates.

(c)	Mr. Dinh did not receive a fiscal 2024 long-term equity-based incentive award.
The grant date for the fiscal 2024 long-term equity-based incentive awards, as approved by the Compensation Committee, was one full trading day following the Company’s announcement of earnings for the previously completed quarter, with the exercise price of stock options set as the volume-weighted average price of the Class A Common Stock on Nasdaq on the date of grant and the number of RSUs and PSUs underlying each award determined based on the
20-day
trailing average of the closing price of the Class A Common Stock as of the last day of the fiscal year.
Upon the beginning of his employment with the Company, Mr. Ciongoli additionally received an award of restricted stock units with a grant date fair value of $2,350,000 in order to offset the value of forfeited awards from his prior employer (the “Make-Whole Award”). The Make-Whole Award vests in equal installments on each of June 30, 2024, June 30, 2025 and June 30, 2026.

2024 Proxy Statement	39

COMPENSATION DISCUSSION AND ANALYSIS

Vesting of Performance-Based Long-Term Equity-Based Incentive Awards for Fiscal 2022-2024 Performance Period
As previously disclosed in our proxy statement filed in connection with our 2021 Annual Meeting of Stockholders, in August 2021, the Compensation Committee granted long-term equity-based incentive awards that include PSUs (the “fiscal 2022 PSUs”) for the three-year performance period ended June 30, 2024 (the “fiscal 2022-2024” performance period). The fiscal 2022 PSUs vested based on the extent to which average annual adjusted EPS
2
growth (15%), average annual adjusted FCF
3
growth (15%), and the Company’s Relative TSR (70%) (collectively referred to as the “performance metrics”) were achieved over the fiscal 2022-2024 performance period.
In August 2021, the Compensation Committee established the following performance levels and weightings for the fiscal 2022 PSUs’ performance metrics:

	Fiscal 2022 – 2024 PSU Performance Metrics

Performance Levels	Adjusted EPS Growth (15% Weighting)	Adjusted FCF Growth (15% Weighting)	TSR (70% Weighting) (a)	Payout as a % of Target Opportunity

Maximum	11%	7%	≥ 75 th Percentile	200%

Target	6%	2%	50 th Percentile	100%

Threshold	1%	(3)%	<25 th Percentile	0%

(a)	TSR has a 50% payout at the 25 th Percentile.
In August 2024, the Compensation Committee evaluated the average annual adjusted EPS growth, the average annual adjusted FCF growth and the Company’s three-year Relative TSR and approved the weighted payout of the three performance metrics (the “Final Performance Factor”) as set forth below.

Performance Metrics	Target Performance	Actual Performance	Weighted Contribution

Adjusted EPS Growth	6%	6.8%	17%

Adjusted FCF Growth	2%	(7.7)%	0%

Relative TSR	50 th Percentile	32 th Percentile	45%

Final Performance Factor			62%
The weighted contribution disclosed in the table above reflects the percentage of the aggregate fiscal 2022 PSU performance achievement, factoring in the extent to which the applicable performance metric was achieved and the weighting placed on the applicable performance metric by the Compensation Committee. Based on the Company’s performance, the Compensation Committee determined a Final Performance Factor of 62% of target. As a result, the fiscal 2022 PSUs vested at 62% of the sum of the target number of shares of Class A Common Stock originally granted under such award plus the amount of dividend equivalents accrued on the award during the performance period. The ultimate performance payout for the fiscal 2022 PSUs reflects the initial rigor associated with the performance goals established by the Compensation Committee. Our named executive officers received shares of Class A Common Stock in respect of the fiscal 2022 PSUs determined by multiplying the

2
“Adjusted EPS” is calculated by dividing adjusted net income by the number of shares of stock (or stock equivalents) of the combined classes of the Company’s common stock used in the Company’s audited consolidated financial statements for the fiscal year ended June 30, 2024 included in its Annual Report on Form
10-K
(the “Financial Statements”) for the applicable fiscal year in determining diluted earnings per share, after adjusting for new share issuances and the effect of corporate reorganizations such as stock splits. Adjusted net income is determined by excluding net income effects of restructuring, impairment and other corporate matters, adjustments to equity earnings (losses) of affiliates, non-operating
other, net, tax provisions and noncontrolling interest adjustments. The determination of Adjusted EPS may reflect such other adjustments that the Compensation Committee deems appropriate so that the measurement of performance against the performance metric is not distorted. The Compensation Committee did not make any such additional adjustments to Adjusted EPS in determining Adjusted EPS growth for the fiscal 2022-2024 performance period.

3
“Adjusted FCF” is calculated as net cash provided by operating activities as reported in the Financial Statements, less capital expenditures; comparable adjustments made to net income as reported in the Financial Statements in connection with the determination of adjusted net income will be made to FCF to the extent such adjustments impact FCF. The determination of Adjusted FCF may reflect such other adjustments to FCF that the Compensation Committee deems appropriate so that the measurement of performance against the performance metric is not distorted. The Compensation Committee did not make any such additional adjustments to FCF in determining Adjusted FCF growth for the fiscal 2022-2024 performance period.

40	2024 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

target number of fiscal 2022 PSUs awarded (including accrued dividend equivalents) by the Final Performance Factor as follows:

Named Executive Officers	Fiscal 2022 Target PSU Award Opportunity (# Shares)	Final Performance Factor	Fiscal 2022 Final PSU Award Shares Earned (# Shares) (a)

Lachlan K. Murdoch	73,313	62%	47,504

John P. Nallen	33,324	62%	21,592

Steven Tomsic	13,329	62%	8,635

K. Rupert Murdoch ( former employee )	46,654	62%	30,230

Viet D. Dinh (b) ( former employee )	—	—	—

(a)
The number of shares earned with respect to the 2022 PSU Awards includes additional shares of Class A Common Stock that reflect dividend equivalents accrued and settled at the time the underlying PSUs vested.

(b)	In connection with his separation from the Company, Mr. Dinh’s Fiscal 2022 PSU Award did not have the opportunity to vest.
Consulting Fees
In connection with his separation from the Company, Mr. Dinh entered into an Advisory Services Agreement with the Company, dated August 9, 2023, pursuant to which Mr. Dinh serves as a Special Advisor to the Company for a term of two years, which began on January 1, 2024. In his role as Special Advisor, Mr. Dinh provides assistance and advice to the Company regarding all ongoing litigation and remains available to devote the time and resources necessary to continue supporting the Company’s legal and policy function as needed by the Company, including supporting a smooth transition of his former employment services. In consideration for Mr. Dinh’s services as Special Advisor, he is paid a consulting fee of $2.5 million per year.
Retirement Benefits
In conjunction with 21CF’s
spin-off
of FOX and the establishment of FOX as a standalone public company in March 2019 (the “Transaction”), the Company adopted and maintains certain legacy retirement benefits in which certain of our named executive officers participate. The Compensation Committee believes maintaining these legacy retirement benefits continues to serve as an important retention tool for long-tenured executives. For additional information on these arrangements, please see the “Pension Benefits as of June 30, 2024” table and the “Potential Payments Upon Termination” table, together with the accompanying footnotes, and the section titled “Description of Pension Benefits” in “Executive Compensation” below.
Perquisites
Our named executive officers are provided with limited types of perquisites and other personal benefits that the Compensation Committee determined are reasonable and consistent with the overall compensation philosophy. Perquisites generally constitute a very small percentage of each named executive officer’s total compensation package. The perquisites received by each named executive officer in fiscal 2024, as well as their incremental cost to the Company, are reported in the Summary Compensation Table and its accompanying footnotes below.
Some perquisites are generally intended to serve a specific business need for the benefit of the Company, including the safety and security of our named executive officers. Our named executive officers must adhere to a security plan developed with the assistance of a third-party consultant and assessed annually by our Compensation Committee based on the high visibility of our Company, the executives’ positions and work locations, and a review of the judgments and recommendations of internal and external security experts. The Compensation Committee, with guidance from our third-party security consultant, has determined that these security-related costs are necessary to reduce the risk to the Company associated with our named executive officers’ positions and affiliation with our business. In particular, a core aspect of our business involves broadcasting extensive news coverage of elections, sociopolitical events and public controversies and related opinion programming, which sometimes produces strong reactions from viewers and critics. In addition, the FOX brand may be subject to significant publicity related to the Company or its operations, content and individuals associated with its content, management, employees, business partners and culture, among others. Due to their tenure and prominence in our industry, certain of our named executive officers – particularly our Former Chair and our Executive Chair and Chief Executive Officer – are synonymous with the FOX brand and face enhanced personal risk from being viewed as extensions of the FOX brand. In light of the risk inherent in their roles and the potential adverse impact this risk could have on the Company, the Compensation Committee approved the security plan and associated costs and considers our named executive officers’ adherence to this plan within the best interests of the Company.

2024 Proxy Statement	41

COMPENSATION DISCUSSION AND ANALYSIS

Framework for Fiscal 2025 Long-Term Equity-Based Incentive Awards

In order to maintain our pay for performance principles, the Compensation Committee granted equity-based awards for fiscal 2025 in a form consistent with those granted for fiscal 2024, as follows:

•
Twenty-five percent (25%) of a named executive officer’s target long-term incentive award was granted as PSOs with a three-year performance period. PSOs granted to our named executive officers will vest at the end of the three-year performance period and have a term of seven years thereafter. PSOs granted to our named executive officers vest only if, at any point during the three-year performance period, the closing price of the Class A Common Stock exceeds the exercise price of the PSO by at least 15% for at least 30 consecutive calendar days.

•
Twenty-five percent (25%) of a named executive officer’s target long-term incentive award was granted as PSUs with a three-year performance period. PSUs granted to our named executive officers will vest after three years based on achievement of targets for the following performance metrics:

(a)	Average annual adjusted EPS growth, weighted 15%;

(b)	Average annual adjusted FCF growth, weighted 15%; and

(c)	The Company’s Relative TSR, weighted 70%.

•	Fifty percent (50%) of a named executive officer’s target long-term incentive award was awarded in time-vested RSUs that will vest in equal annual installments over a three-year period.
Collectively, the Compensation Committee allocated (a) 15% of the grant value of the performance-based portion of each named executive officer’s fiscal 2025 target long-term incentive award to Company financial projections and (b) 85% of the grant value to hurdled stock performance measures. Consistent with prior PSUs granted to our named executive officers, the PSU and PSO performance metrics for the fiscal 2025 program are designed to align to stockholder value creation while maintaining 50% of the award as performance-based compensation. The Compensation Committee believes maintaining 50% of FOX’s long-term equity-based incentive awards as performance-based compensation for fiscal 2025 appropriately aligns our named executive officers’ interests with those of FOX’s stockholders and is broadly consistent with peer practice.
Employment Arrangements, Severance and Change in Control Arrangements

The Compensation Committee believes that employment agreements, which are broadly used in the media industry, are important tools to attract and retain executive talent. The Company and its subsidiaries maintain employment agreements with each of Messrs. L.K. Murdoch, Nallen, Tomsic and Ciongoli, the terms of which conclude on June 30, 2026 for Messrs. L.K. Murdoch and Tomsic, on June 30, 2025 for Messrs. Nallen, and November 30, 2026 for Mr. Ciongoli.
The employment agreements generally provide for base salary, target Annual Incentive Compensation and target grants of long-term incentive awards for each year of the term of the respective agreement. The employment agreements also provide for severance protection in the event of a termination of the executive’s employment during the term and bind the executives to restrictive covenants in favor of the Company. None of the named executive officers’ employment agreements or other arrangements contain provisions that guarantee a payment upon a change in control of the Company. The employment agreements and severance arrangements contained therein are further described below in the sections titled “Employment Arrangements” and “Potential Payments Upon Termination.”
Engagement with Stockholders and Compensation Committee’s Annual Review of its Compensation Practices

At the 2023 Annual Meeting of Stockholders, the Company’s stockholders voted to approve, on an advisory basis, the compensation of our named executive officers as described in the Company’s 2023 proxy statement. The Company’s 2023 executive compensation program received the support of 95.5% of the votes cast. Our Board and our Compensation Committee carefully considered the results of the 2023 say-on-pay
vote and senior management engaged with every stockholder who accepted an invitation to speak with us.
During fiscal 2024, senior management actively and regularly engaged with our stockholders to offer them an opportunity to provide feedback regarding the Company’s performance. As part of this engagement, over 20 meetings were conducted with our largest stockholders who collectively held approximately 33% of the unaffiliated Class B Common Stock. Members of the Board, as well as members of senior management, participated in certain of these conversations. Senior management also participated in a number of meetings with individual and group investors at investor and industry conferences, including question-and-answer
sessions. Our investor relations group separately responded to retail investor email and telephone inquiries, which also provided access to our representatives and a forum for providing feedback. Finally, senior management also engages with proponents of stockholder proposals as part of the Company’s annual proxy process.

42	2024 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

This continued effort allowed senior management and Board members to exchange perspectives and receive input from stockholders on a number of topics. The majority of investors commented positively on the opportunity to furnish input on the issues important to them and shared their appreciation for the work of our named executive officers and, in certain instances, our compensation program and its alignment with stockholders’ interests.
The Compensation Committee considered feedback from stockholders obtained in these meetings as part of its evaluation of the effectiveness of the Company’s compensation program, including the compensation program for our named executive officers, and whether the compensation program reflects the interests of various stakeholders, including stockholders and employees. The Compensation Committee also shared the feedback from these meetings with the Board.
The Compensation Committee will continue to consider feedback from and engage with stockholders and monitor trends and developments to ensure that the Company’s executive compensation programs remain competitively positioned for executive talent and aligned with the interests of various stakeholders, including stockholders and employees.
Recoupment of Previously Paid Named Executive Officer Compensation

To comply with the clawback rules adopted under the Exchange Act and the associated SEC rules and Nasdaq listing standards, the Board has updated the Clawback Policy, which provides for the mandatory recovery of erroneously awarded incentive-based compensation (if any) from Covered Officers in the event the Company is required to prepare an accounting restatement due to material noncompliance with any financial reporting requirement under the federal securities laws. Under the Clawback Policy, the Company will seek recovery of any such erroneously awarded incentive-based compensation received by Covered Officers during the three-year fiscal year period prior to the date the Company is required to prepare any such accounting restatement. The recovery of such compensation under the Clawback Policy applies regardless of whether a Covered Officer engaged in misconduct or otherwise caused or contributed to the accounting restatement. In addition, the Clawback Policy goes beyond the SEC rules and Nasdaq listing standards and provides the Compensation Committee with the discretion to require reimbursement of all or any portion of any bonus paid to the Covered Officers with respect to the period in which the executive engaged in harassment, discrimination and/or retaliation, including the failure to respond to allegations or complaints of such behaviors.
Prohibition on Hedging and Pledging of FOX Stock

The Company prohibits all Directors and employees, including our named executive officers (and their family members and controlled entities that are subject to its Insider Trading and Confidentiality Policy) from engaging in short sales of the Company’s securities and investing in Company-based derivative securities. In addition, the Company prohibits all Directors and employees, including our named executive officers, from pledging any Company securities that they hold directly, hedging any Company securities that they hold directly or indirectly (including through the purchase of financial instruments, such as prepaid variable forward contracts, equity swaps, collars, and exchange funds that hedge or offset, or are designed to hedge or offset, any decrease in the market value of FOX’s securities) or hedging or pledging equity compensation.
Executive Stock Ownership Guidelines

The Compensation Committee believes that the named executive officers of the Company should have an appropriate equity ownership in the Company to more closely align their economic interests with those of other Company stockholders. The Board has adopted stock ownership guidelines that require the named executive officers to own equity securities of the Company equal in value to at least a defined multiple of the executive’s base salary as follows:

Named Executive Officer	Ownership Guideline

Lachlan K. Murdoch	6 times base salary

John P. Nallen	2 times base salary

Steven Tomsic	2 times base salary

Adam Ciongoli	2 times base salary
As of the end of fiscal 2024, each of our ongoing named executive officers has achieved the appropriate ownership level in accordance with the ownership guidelines. All fully owned shares held by the executive or direct family members, vested shares held in retirement and deferred compensation accounts, shares held by the executive or direct family members in trust, and all unvested restricted shares or time-based RSUs count for purposes of assessing an executive’s ownership level. No portion of unexercised options (such as the current “in the money” value) nor any portion of unearned performance awards count for purposes of assessing an executive’s ownership level under the ownership guidelines.

2024 Proxy Statement	43

COMPENSATION DISCUSSION AND ANALYSIS

Role of Compensation Consultant

The Compensation Committee has retained FW Cook to advise the Compensation Committee on its named executive officer and non-executive
Director compensation practices and framework. For information on the Compensation Committee’s consideration of FW Cook’s independence, please see the section titled “Committees and Meetings of the Board of Directors – Compensation Committee.”
Compensation Deductibility Policy

Section 162(m) of the Internal Revenue Code generally prohibits executive compensation in excess of $1 million per year to be deducted by the Company as a compensation expense. The Compensation Committee has approved, and may continue to approve, compensation exceeding the $1 million limitation, including with respect to a portion of base salary, Annual Incentive Compensation and long-term incentives, in order to provide appropriate compensation. While accounting and tax treatment are relevant issues to consider, the Compensation Committee believes that stockholder interests are best served by not restricting flexibility in designing compensation programs, even though such programs may result in nondeductible compensation expenses for tax purposes.

44	2024 Proxy Statement

COMPENSATION COMMITTEE REPORT
The Compensation Committee has reviewed the Compensation Discussion and Analysis required by Item 402(b) of Regulation
S-K
and discussed it with the Company’s management. Based on the Compensation Committee’s review and discussions with management, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Company’s Annual Report on Form
10-K
for fiscal 2024 and this proxy statement.
THE COMPENSATION COMMITTEE:
William A. Burck (Chair)
Chase Carey
Margaret “Peggy” L. Johnson
Paul D. Ryan
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
During fiscal 2024, the Compensation Committee consisted of the following non-executive
Directors: William A. Burck (Chair), Chase Carey, Margaret “Peggy” L. Johnson and Paul D. Ryan, all of whom the Board has determined are independent in accordance with Nasdaq listing rules. There are no interlocking relationships as defined in the applicable SEC rules.
RISKS RELATED TO COMPENSATION POLICIES AND PRACTICES
The Compensation Committee has been delegated the authority to oversee the risk assessment of the Company’s compensation policies and practices. At the direction of the Compensation Committee, members of senior management conducted the risk assessment. Such members gathered and reviewed information regarding pay practices and risk-mitigation factors within the Company’s principal business units and its corporate division. Following an analysis of the data with the Compensation Committee, the Compensation Committee does not believe there are any risks from the Company’s compensation policies and practices for its employees that are reasonably likely to have a material adverse effect on the Company. In addition, the Company’s compensation programs include sufficient risk mitigation features, such as Compensation Committee and senior management discretion and oversight, a balance of annual and long-term incentives for senior executives, the use of multiple performance metrics which are generally set at the beginning of the performance period, award opportunities that are fixed or capped, and recoupment provisions for named executive officers’ performance-based and other bonus compensation in the event of certain financial restatements or in certain other instances. Specifically, the Company’s Clawback Policy provides for the mandatory recovery of erroneously awarded incentive-based compensation (if any) from current and former executive officers of the Company (“Covered Officers”) in the event that the Company is required to prepare an accounting restatement due to material noncompliance with any financial reporting requirement under the federal securities laws. Under the Clawback Policy, the Compensation Committee also has discretion to require reimbursement of all or any portion of any bonus paid to a Covered Officer where, during the period as to which the bonus relates, (a) the Covered Officer engaged in acts or omissions that are determined, by final judicial decision or order from which there is no further right to appeal, to involve intentional misconduct or a knowing violation of law and (b) the Covered Officer engaged in harassment, discrimination or retaliation, including, but not limited to, the failure to respond to allegations or complaints of such behavior. The Compensation Committee annually oversees an assessment of risk related to compensation policies and practices.

2024 Proxy Statement	45

EXECUTIVE COMPENSATION
The following section, and the tables that appear herein, sets forth information with respect to total compensation for the fiscal year ended June 30, 2024, and, with respect to the Summary Compensation Table below, the fiscal years ended June 30, 2023 and June 30, 2022, respectively, for the Company’s Chief Executive Officer, the Chief Financial Officer, the other two most highly compensated executive officers of the Company, and the Company’s Former Chair and Former Chief Legal and Policy Officer (collectively, the “named executive officers”) who served in such capacity during the 2024 fiscal year.
Summary Compensation Table for the Fiscal Year Ended June 30, 2024

The following table, and the accompanying footnotes, set forth information with respect to total compensation for the fiscal years ended June 30, 2024, June 30, 2023 and June 30, 2022, respectively, for our named executive officers who served in such capacity during the 2024 fiscal year.

Name and Principal Position	Fiscal Year	Salary	Bonus	Stock Awards (a)		Option Awards (c)	Non-Equity Incentive Plan Compensation	Change in Pension Value and Nonqualified Deferred Compensation Earnings (d)	All Other Compensation (e)	Total

Lachlan K. Murdoch Executive Chair and Chief Executive Officer	2024	$3,000,000	$—	$9,349,947		$2,750,000	$ 6,000,000	$ 904,000	$ 1,802,078	$23,806,025
	2023	$3,000,000	$—	$9,168,582		$2,750,000	$ 4,447,500	$ 646,000	$ 1,765,820	$21,777,902
	2022	$3,000,000	$—	$8,211,824		$2,750,000	$ 6,270,000	$ —	$ 1,516,857	$21,748,681

John P. Nallen Chief Operating Officer	2024	$2,000,000	$—	$4,249,971		$1,250,000	$ 3,000,000	$ 1,733,000	$ 145,356	$12,378,327
	2023	$2,000,000	$—	$4,167,486		$1,250,000	$ 2,223,750	$ 924,000	$ 117,350	$10,682,586
	2022	$2,000,000	$—	$3,732,621		$1,250,000	$ 3,135,000	$ —	$ 105,073	$10,222,694

Steven Tomsic Chief Financial Officer	2024	$1,750,000	$—	$2,549,949		$ 750,000	$ 2,750,000	$ —	$ 39,185	$7,839,134
	2023	$1,750,000	$—	$2,500,493		$ 750,000	$ 1,853,125	$ —	$ 26,461	$6,880,079
	2022	$1,500,000	$—	$1,493,016		$ 500,000	$ 2,612,500	$ —	$ 31,256	$6,136,772

Adam Ciongoli Chief Legal and Policy Officer	2024	$1,016,346	$—	$4,630,657	(b)	$ 750,000	$ 2,750,000	$ —	$ 19,670	$9,166,672
		$—	$—	$ —		$ —	$ —	$ —	$ —	$—
		$—	$—	$ —		$ —	$ —	$ —	$ —	$—

K. Rupert Murdoch Former Chair	2024	$1,923,077	$2,295,082	$6,466,372		$2,122,314	$ —	$ 8,130,000	$ 233,098	$21,169,943
	2023	$5,000,000	$—	$5,834,521		$1,750,000	$ 4,447,500	$ 5,709,000	$ 200,879	$22,941,900
	2022	$5,000,000	$—	$5,225,715		$1,750,000	$ 6,270,000	$ —	$ 191,059	$18,436,774

Viet D. Dinh Former Chief Legal and Policy Officer	2024	$1,500,000	$1,500,000	$ —		$ —	$ —	$ —	$24,329,545	$27,329,545
	2023	$3,000,000	$—	$4,167,486		$1,250,000	$ 2,223,750	$ —	$ 99,955	$10,741,190
	2022	$3,000,000	$—	$3,732,621		$1,250,000	$ 3,135,000	$ —	$ 71,848	$11,189,469

(a)
This amount represents the aggregate grant date fair value of stock awards granted during the applicable fiscal year, assuming target performance for all PSUs. Assuming the maximum level of performance, the grant date fair value for the fiscal 2024 PSUs would be $7,271,146 for Mr. L.K. Murdoch; $3,305,075 for Mr. Nallen, and $1,982,992 for Mr. Tomsic. Assuming the maximum level of performance, the grant date fair value for the prorated portion of Mr. K.R. Murdoch’s fiscal 2024 PSUs that he retained upon his retirement would be $1,769,861. The actual value, if any, that the named executive officers will realize for these awards is a function of the value of the underlying shares if and when these awards vest and the level of attainment of the applicable performance targets. As a result of his separation from the Company, Mr. Dinh did not receive a fiscal 2024-2026 long-term equity-based incentive award.

(b)	The amount reported for Mr. Ciongoli reflects the award of restricted stock units granted to offset the value of awards forfeited from his prior employer.

(c)
The amounts set forth in the Option Awards column represent the aggregate grant date fair value of option awards granted during the applicable fiscal year estimated on the date of grant using the Black-Scholes option-pricing model plus, in the case of Mr. K.R. Murdoch, the incremental fair value of the adjustment thereto totaling approximately $372,314, as described below in the section titled “Potential Payments Upon Termination.” For stock options granted in fiscal 2024, the option awards will vest only if, at any point during the fiscal 2024-2026 performance period, the closing price of the Class A Common Stock exceeds the exercise price of the option awards by at least 15% for at least 30 consecutive calendar days. For additional information about the assumptions used in these calculations, please see Note 12 “Equity-Based Compensation” to the audited consolidated financial statements of the Company included in its Annual Report on Form
10-K
for the fiscal year ended June 30, 2024, filed with the SEC on August 8, 2024.

(d)
The values reported in the Change in Pension Value and Nonqualified Deferred Compensation Earnings column are theoretical, as these amounts are calculated pursuant to SEC requirements and are based on a retirement assumption of age 60 or current age, if later, and other assumptions used in preparing the Company’s June 30, 2024 audited consolidated financial statements. The change in actuarial present value for each named executive

46	2024 Proxy Statement

EXECUTIVE COMPENSATION

officer’s accumulated pension benefits under the applicable Company pension plans from year to year as reported in the Summary Compensation Table is subject to interest rate volatility and may not represent, nor does it affect, the value that a named executive officer will actually accrue under the Company’s pension plans during any given fiscal year. The change in pension value in fiscal 2024 was primarily due to the accrual of an additional year of benefits and a change in the discount rate. Mr. K.R. Murdoch participated in Company pension plans until his retirement on November 17, 2023 at which point the value of his pension was fixed. The amount reflected in this column for Mr. K.R. Murdoch does not increase or otherwise impact the value of Mr. K.R. Murdoch’s pension from the Company.

(e)	All Other Compensation paid in fiscal 2024 is calculated based on the incremental cost to the Company and is comprised of the following:

All Other Compensation	Lachlan K. Murdoch	John P. Nallen	Steven Tomsic	Adam Ciongoli	K. Rupert Murdoch	Viet D. Dinh
Personal Use of Corporate Aircraft	$142,793	$78,438	$20,003	$—	$190,347	$60,714
Personal Use of Corporate Car/Car Allowance	$14,400	$23,400	$—	$—	$22,666	$—
Company Contributions to 401(k) Plan	$13,800	$13,800	$13,800	$13,800	$—	$13,800
Life Insurance Premium (1)	$5,382	$29,718	$5,382	$5,870	$20,085	$5,031
Residential Security	$1,625,703	$—	$—	$—	$—	$—
Severance Payments	$—	$—	$—	$—	$—	$23,000,000
Consulting Fees	$—	$—	$—	$—	$—	$1,250,000
Total	$1,802,078	$145,356	$39,185	$19,670	$233,098	$24,329,545

(1)	Represents imputed income to the named executive officers under the Company’s executive life insurance program.
Grants of Plan-Based Awards During the Fiscal Year Ended June 30, 2024

The following table sets forth information with respect to grants of plan-based awards to the named executive officers during fiscal 2024.

Name	Grant Date		Estimated future payouts under non-equity incentive plan awards ($)			Estimated future payouts under equity incentive plan awards (#)			All Other Stock Awards: Number of Shares of Stock (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise Price of Option Awards ($) (c)	Grant Date Fair Value of Stock and Option Awards
			Threshold	Target	Maximum	Threshold	Target	Maximum
Lachlan K. Murdoch			$2,250,000	$6,000,000	$12,000,000
	8/9/2023					28,860	82,458	164,917				$3,635,573
	8/9/2023	(a)							164,917			$5,714,374
	8/9/2023	(b)								264,169	$34.84	$2,750,000
John P. Nallen			$1,125,000	$3,000,000	$6,000,000
	8/9/2023					13,118	37,481	74,962				$1,652,537
	8/9/2023	(a)							74,962			$2,597,433
	8/9/2023	(b)								120,076	$34.84	$1,250,000
Steven Tomsic			$1,031,250	$2,750,000	$5,500,000
	8/9/2023					7,871	22,488	44,977				$991,496
	8/9/2023	(a)							44,977			$1,558,453
	8/9/2023	(b)								72,046	$34.84	$750,000
Adam Ciongoli			$2,750,000	$2,750,000	$5,500,000
	12/1/2023	(a)							75,000			$2,265,000
	12/1/2023	(d)							78,333			$2,365,657
	12/1/2023	(b)								109,970	$34.84	$750,000
K. Rupert Murdoch (e)			$2,250,000	$6,000,000	$12,000,000
	8/9/2023					18,366	52,473	104,946				$2,829,958	(e)
	8/9/2023	(a)							104,947			$3,636,414
	8/9/2023	(b)								168,107	$34.84	$2,122,314	(f)
Viet D. Dinh (g)			$1,125,000	$3,000,000	$6,000,000
	8/9/2023
	8/9/2023	(a)
	8/9/2023	(b)

2024 Proxy Statement	47

EXECUTIVE COMPENSATION

(a)
Reflects the right to receive shares of Class A Common Stock that vest in equal installments on August 15 of each of 2024, 2025 and 2026 subject to continued employment through the applicable vesting date (unless otherwise accelerated upon certain qualifying terminations of employment).

(b)
Reflects stock options that become exercisable on August 9, 2026, based on the attainment of a 15% increase in the price of Class A Common Stock over the exercise price for at least 30 consecutive calendar days during the period from the date of grant to August 9, 2026.

(c)	The exercise price of the stock options is the volume-weighted average price of the Class A Common Stock on the date of grant.

(d)
Reflects the right to receive shares of Class A Common Stock that vest in equal installments on June 30 of each of 2024, 2025 and 2026 subject to continued employment through the applicable vesting date (unless otherwise accelerated upon certain qualifying terminations of employment).

(e)
Upon his retirement, Mr. K.R. Murdoch’s 2024 Annual Incentive Compensation was prorated, such that Mr. K.R. Murdoch was awarded 38.25%. In addition, Mr. K.R. Murdoch received retirement treatment for fiscal 2024 performance-based equity incentive awards under the 2019 SAP, pursuant to which 38.25% of such awards will continue to vest on their regularly scheduled vesting dates. The amount set forth includes the incremental fair value of the foregoing retirement treatment.

(f)
Upon his retirement, the exercise period of outstanding stock options granted to Mr. K.R. Murdoch in August 2023 was extended to the earlier of the fourth anniversary of Mr. K.R. Murdoch’s retirement or the conclusion of the original option term. The amount set forth includes the incremental fair value of the foregoing extension.

(g)
Upon his separation, Mr. Dinh’s 2024 Annual Incentive Compensation award was prorated, such that Mr. Dinh was awarded 50%. Mr. Dinh did not receive a fiscal 2024 long-term equity-based incentive award.

Employment Arrangements

For fiscal 2024, all of the named executive officers, except Mr. K.R. Murdoch, had employment agreements that set forth the terms and conditions of their employment with the Company and its subsidiaries.
Lachlan K. Murdoch
The Company and its subsidiaries maintain employment agreements with Mr. L.K. Murdoch, with a term of employment concluding June 30, 2026.
Pursuant to the terms of his employment agreements, Mr. L.K. Murdoch receives an aggregate base salary of $3.0 million and is eligible to receive an Annual Incentive Compensation award with a target of $6.0 million and a maximum payout of $12.0 million. Mr. L.K. Murdoch is eligible to receive annual awards under the 2019 SAP (the “Annual SAP Awards”) with an annual target award equal to $11.0 million. The criteria for the achievement of the bonus amount are established by the Compensation Committee.
Mr. L.K. Murdoch is entitled to participate in any employee benefit plans maintained by the Company and its subsidiaries available to other comparative executives of the Company. Additionally, Mr. L.K. Murdoch is entitled to legacy retirement benefits that were assumed by FOX in conjunction with the Transaction, which increase Mr. L.K. Murdoch’s retirement benefits above the amounts available under the Company’s broad-based, tax-qualified
plan and provide enhanced retirement health and life insurance benefits to Mr. L.K. Murdoch and his spouse.
Mr. L.K. Murdoch is also entitled to certain payments and benefits upon his separation from the Company. For a discussion of these provisions, please see the section titled “Potential Payments Upon Termination.”
John P. Nallen
The Company maintains an employment agreement with Mr. Nallen, with a term of employment concluding June 30, 2025. Under the terms of the employment agreement, Mr. Nallen serves as Chief Operating Officer of the Company. Pursuant to the terms of his employment agreement, Mr. Nallen receives a base salary of $2.0 million per year and is eligible to receive an Annual Incentive Compensation award with a target of $3.0 million and a maximum payout of $6.0 million. The criteria for the achievement of the bonus amount are established by the Compensation Committee.
In addition, the agreement provides that Mr. Nallen is eligible to receive Annual SAP Awards with an annual target award equal to $5.0 million. Mr. Nallen is entitled to participate in any employee benefit plans of the Company available to other comparative executives of the Company. Additionally, Mr. Nallen is entitled to legacy enhanced retirement benefits that were assumed by FOX. The legacy enhanced retirement benefits for Mr. Nallen are substantially similar to the legacy retirement benefits for Mr. L.K. Murdoch.
The employment agreement also provides for certain payments and benefits to Mr. Nallen upon his separation from the Company. For a discussion of these provisions of the employment agreement, please see the section titled “Potential Payments Upon Termination.”
Steven Tomsic
The Company maintains an employment agreement with Mr. Tomsic, with a term of employment concluding June 30, 2026. Under the terms of the employment agreement, Mr. Tomsic serves as Chief Financial Officer of the Company. Pursuant to the

48	2024 Proxy Statement

EXECUTIVE COMPENSATION

terms of his employment agreement, Mr. Tomsic receives a base salary of $1.75 million per year and is eligible to receive an Annual Incentive Compensation award with a target of $2.75 million and a maximum payout of $5.5 million. The criteria for the achievement of the bonus amount are established by the Compensation Committee.
In addition, the agreement provides that Mr. Tomsic is eligible to receive Annual SAP Awards with an annual target award equal to $3.0 million. Mr. Tomsic is entitled to participate in any employee benefit plans of the Company available to other comparative executives of the Company. The employment agreement also provides for certain payments and benefits to Mr. Tomsic upon his separation from the Company. For a discussion of these provisions of the employment agreement, please see the section titled “Potential Payments Upon Termination.”
Adam Ciongoli
The Company maintains an employment agreement with Mr. Ciongoli, with a term of employment concluding November 30, 2026. Under the terms of the employment agreement, Mr. Ciongoli serves as Chief Legal and Policy Officer of the Company. Pursuant to the terms of his employment agreement, Mr. Ciongoli receives a base salary of $1.75 million per year and is eligible to receive an Annual Incentive Compensation award with a target of $2.75 million and a maximum payout of $5.5 million. The criteria for the achievement of the bonus amount are established by the Compensation Committee.
In addition, the agreement provides that Mr. Ciongoli is eligible to receive Annual SAP Awards with an annual target award equal to $3.0 million and the Make-Whole Award, equal to $2.35 million. Mr. Ciongoli is entitled to participate in any employee benefit plans of the Company available to other comparative executives of the Company. The employment agreement also provides for certain payments and benefits to Mr. Ciongoli upon his separation from the Company. For a discussion of these provisions of the employment agreement, please see the section titled “Potential Payments Upon Termination.”
K. Rupert Murdoch
Mr. K.R. Murdoch’s compensation arrangement approved by the Board was in effect prior to Mr. K.R. Murdoch’s retirement and appointment as Chairman Emeritus of the Board, effective November 17, 2023, and is superseded by Mr. K.R. Murdoch’s retirement arrangement. Pursuant to the terms of Mr. K.R. Murdoch’s compensation arrangement approved by the Board, Mr. K.R. Murdoch received a base salary of $5.0 million and was eligible to receive an Annual Incentive Compensation award with a target of $6.0 million and a maximum payout of $12.0 million. Mr. K.R. Murdoch was eligible to receive Annual SAP Awards with an annual target award equal to $7.0 million. The criteria for the achievement of the bonus amounts are established by the Compensation Committee. Mr. K.R. Murdoch does not receive compensation for his role as Chairman Emeritus of the Board.
Mr. K.R. Murdoch was entitled to participate in any employee benefit plans of the Company available to other comparative executives of the Company. Additionally, Mr. K.R. Murdoch is entitled to legacy retirement benefits that were assumed by FOX in conjunction with the Transaction, which increase Mr. K.R. Murdoch’s retirement benefits above the amounts available under the Company’s broad-based, tax-qualified
plan and provide enhanced retirement health and life insurance benefits to Mr. K.R. Murdoch and his spouse.
Viet D. Dinh
The Company maintained an employment agreement with Mr. Dinh, with a term of employment concluding June 30, 2025. This employment agreement was in effect prior to Mr. Dinh entering into a transition and separation agreement, effective December 31, 2023, and is superseded by such separation agreement. Under the terms of the employment agreement, Mr. Dinh served as Chief Legal and Policy Officer of the Company. Pursuant to the terms of his employment agreement, Mr. Dinh received a base salary of $3.0 million per year and was eligible to receive an Annual Incentive Compensation award with a target of $3.0 million and a maximum payout of $6.0 million. The criteria for the achievement of the bonus amount are established by the Compensation Committee.
In addition, the agreement provided that Mr. Dinh was eligible to receive Annual SAP Awards with an annual target award equal to $5.0 million. Mr. Dinh was entitled to participate in any employee benefit plans of the Company available to other comparative executives of the Company.
On August 9, 2023, Mr. Dinh entered into an Advisory Services Agreement with the Company, pursuant to which Mr. Dinh serves as a Special Advisor to the Company for a term of two years, which began on January 1, 2024. In his role as Special Advisor, Mr. Dinh provides assistance and advice to the Company regarding all ongoing litigation and remains available to devote the time and resources necessary to continue supporting the Company’s legal and policy function as needed by the Company, including supporting a smooth transition of his former employment services. In consideration for Mr. Dinh’s services as Special Advisor, he is paid an annual consulting fee of $2.5 million.

2024 Proxy Statement	49

EXECUTIVE COMPENSATION

Outstanding Equity Awards at June 30, 2024

The following table sets forth information with respect to each of the named executive officer’s outstanding share-based awards at June 30, 2024.

Name	Option Awards				Stock Awards
	Number of Shares Underlying Unexercised Options (#) Exercisable	Number of Shares Underlying Unexercised Options (#) Unexercisable	Option Exercise Price	Option Expiration Date	Number of Shares of Stock That Have Not Vested (#) (d)	Market Value of Shares of Stock That Have Not Vested ($) (e)	Equity Incentive Plan Awards: Number of Unearned Shares That Have Not Vested (#) (f)	Equity Incentive Plan Awards: Market Value of Shares of Stock That Have Not Vested ($) (e)
Lachlan K. Murdoch	576,701	—	$40.26	3/18/2026	381,408	$13,108,993	170,181	$5,849,121
	375,683	—	$36.00	8/4/2026	—	—	—	—
	401,459	—	$26.12	8/3/2030	—	—	—	—
	—	275,000 (a)	$34.83	8/3/2031	—	—	—	—
	—	265,188 (b)	$33.50	8/8/2032	—	—	—	—
	—	264,169 (c)	$34.84	8/9/2033	—	—	—	—
John P. Nallen	288,350	—	$40.26	3/18/2026	173,364	$5,958,521	77,354	$2,658,657
	170,765	—	$36.00	8/4/2026	—	—	—	—
	182,481	—	$26.12	8/3/2030	—	—	—	—
	—	125,000 (a)	$34.83	8/3/2031	—	—	—	—
	—	120,540 (b)	$33.50	8/8/2032	—	—	—	—
	—	120,076 (c)	$34.84	8/9/2033	—	—	—	—
Steven Tomsic	115,340	—	$40.26	3/18/2026	95,055	$3,267,040	46,411	$1,595,146
	68,306	—	$36.00	8/4/2026	—	—	—	—
	72,992	—	$26.12	8/3/2030	—	—	—	—
	—	50,000 (a)	$34.83	8/3/2031	—	—	—	—
	—	72,324 (b)	$33.50	8/8/2032	—	—	—	—
		72,046 (c)	$34.84	8/9/2033	—	—	—	—
Adam Ciongoli	—	109,970 (c)	$34.84	8/9/2033	128,303	$4,409,774	—	—
K. Rupert Murdoch	288,350	—	$40.26	3/18/2026	30,230	$1,039,005	75,346	$2,589,642
	239,071	—	$36.00	8/4/2026	—	—	—	—
	255,474 (a)	—	$26.12	11/17/2026	—	—	—	—
	—	175,000 (b)	$34.83	11/17/2026	—	—	—	—
	—	168,756 (c)	$33.50	11/17/2026	—	—	—	—
	—	64,303	$34.84	11/17/2027	—	—	—	—
Viet D. Dinh (g)	187,427	—	$40.26	3/18/2026	—	—	—	—
	170,765	—	$36.00	8/4/2026	—	—	—	—

(a)
Represents stock options granted pursuant to the 2019 SAP that became exercisable on August 3, 2024, based on (i) the attainment of a 15% increase in the price of Class A Common Stock over the exercise price for at least 30 consecutive calendar days during the period from the date of grant, August 3, 2021, to August 3, 2024 (which was achieved), and (ii) the applicable named executive officer’s continued employment through August 3, 2024.

(b)
Represents stock options granted pursuant to the 2019 SAP that may become exercisable on August 8, 2025, based on (i) the attainment of a 15% increase in the price of Class A Common Stock over the exercise price for at least 30 consecutive calendar days during the period from the date of grant, August 8, 2022, to August 8, 2025 (which was achieved), and (ii) the applicable named executive officer’s continued employment through August 8, 2025.

50	2024 Proxy Statement

EXECUTIVE COMPENSATION

(c)
Represents stock options granted pursuant to the 2019 SAP that may become exercisable on August 9, 2026, based on (i) the attainment of a 15% increase in the price of Class A Common Stock over the exercise price for at least 30 consecutive calendar days during the period from the date of grant, August 9, 2023, to August 9, 2026, and (ii) the applicable named executive officer’s continued employment through August 9, 2026.

(d)
This amount, further detailed in the table below, includes the following: (i) FOX PSU Awards earned for the fiscal 2022-2024 performance period that ended on June 30, 2024 based on Company achievement of the Final Performance Factor, which vested on August 15, 2024 (“FOX 22 PSU”) – for further information, please see the discussion under the heading “Vesting of Performance-Based Long-Term Equity-Based Incentive Awards for Fiscal 2022-2024 Performance Period” in Compensation Discussion and Analysis, (ii) FOX RSU Awards granted pursuant to the 2019 SAP that vest in equal installments on August 15 of each of 2022, 2023 and 2024 (“FOX 22 RSU”); (iii) FOX RSU Awards granted pursuant to the 2019 SAP that vest in equal installments on August 15 of each of 2023, 2024 and 2025 (“FOX 23 RSU”) and (iv) FOX RSU Awards granted pursuant to the 2019 SAP that vest in equal installments on August 15 of each of 2024, 2025 and 2026 (“FOX 24 RSU”). In addition, the table below includes the additional units representing shares of Class A Common Stock that reflect dividend equivalents accrued with respect to all FOX 22 PSUs, FOX 22 RSUs, FOX 23 RSUs and FOX 24 RSUs. Dividend equivalents will settle when, and only to the extent that, the underlying RSUs and PSUs vest.

Name	Stock Awards
	Award Type	Date of Grant	Number of Shares of Stock That Have Not Vested (#)
Lachlan K. Murdoch	FOX 22 PSU	8/3/2021	47,504
	FOX 22 RSU	8/3/2021	51,084
	FOX 23 RSU	8/8/2022	115,104
	FOX 24 RSU	8/9/2023	167,716
John P. Nallen	FOX 22 PSU	8/3/2021	21,592
	FOX 22 RSU	8/3/2021	23,219
	FOX 23 RSU	8/8/2022	52,319
	FOX 24 RSU	8/9/2023	76,234
Steven Tomsic	FOX 22 PSU	8/3/2021	8,635
	FOX 22 RSU	8/3/2021	9,289
	FOX 23 RSU	8/8/2022	31,391
	FOX 24 RSU	8/9/2023	45,740
Adam Ciongoli	FOX 24 Sign-On	12/1/2023	52,666
	FOX 24 RSU	12/1/2023	75,637

K. Rupert Murdoch	FOX 22 PSU	8/3/2021	30,230

(e)	Calculated using the closing price of the Company’s Class A Common Stock as reported on Nasdaq on June 28, 2024 of $34.37.

(f)
Represents (i) FOX PSU Awards granted on August 8, 2022 for the fiscal 2023-2025 performance period that will vest on August 15, 2025 (“FOX 23 PSU”) and (ii) FOX PSU Awards granted on August 9, 2023 for the fiscal 2024-2026 performance period that will vest on August 15, 2026 (“FOX 24 PSU”). In addition, the number of FOX 23 PSUs and FOX 24 PSUs presented includes the additional units representing shares of Class A Common Stock that reflect dividend equivalents accrued with respect to all FOX 23 PSUs and FOX 24 PSUs. Dividend equivalents will settle when, and only to the extent that, the underlying PSUs vest.

(g)	In connection with his separation from the Company, Mr. Dinh’s outstanding unvested equity awards were canceled as of August 31, 2023.

2024 Proxy Statement	51

EXECUTIVE COMPENSATION

Stock Vested and Option Exercises During the Fiscal Year Ended June 30, 2024

The following table sets forth information with respect to the vesting of equity awards for each of the named executive officers during fiscal 2024.

	Option Exercises		Stock Awards

Name	Number of Shares Acquired on Exercise	Value Realized on Exercise	Number of Shares Acquired on Vesting	Value Realized on Vesting
Lachlan K. Murdoch	—	—	245,055	$8,292,661
John P. Nallen	—	—	111,388	$3,769,370
Steven Tomsic	—	—	49,694	$1,681,645
Adam Ciongoli	—	—	26,333	$ 905,065
K. Rupert Murdoch	—	—	301,292	$9,689,914
Viet D. Dinh	182,481	$1,324,849	111,388	$3,769,370
Pension Benefits as of June 30, 2024

The following table sets forth information with respect to each Company plan that provides payments in connection with retirement with respect to each of the named executive officers.

Name (a)	Plan Name	Number of Years Credited Service	Present Value of Accumulated Benefit	Payments During Last Fiscal Year
Lachlan K. Murdoch (b)	Qualified Pension Plan (c)	9	$118,000	$ —
	Supplemental Executive Retirement Plan	9	$71,000	$ —
	Individual Supplemental Executive Retirement Plan	18	$18,604,000	$ —
	Total		$18,793,000	$ —
John P. Nallen	Qualified Pension Plan (c)	30	$1,619,000	$ —
	Supplemental Executive Retirement Plan	30	$665,000	$ —
	Individual Supplemental Executive Retirement Plan	40	$22,876,000	$ —
	Total		$25,160,000	$ —
K. Rupert Murdoch (d)	Qualified Pension Plan (c)	71	$1,635,000	$ 584,000
	Individual Supplemental Executive Retirement Plan	71	$135,078,000	$18,992,000
	Total		$136,713,000	$19,576,000

(a)	Messrs. Tomsic, Ciongoli and Dinh are not entitled to participate in the Company’s pension plans because they were closed to new employees at the time they joined the Company.

(b)
If Mr. L.K. Murdoch’s employment is terminated by the Company without cause or by Mr. L.K. Murdoch with good reason, Mr. L.K. Murdoch is entitled to additional age and service credits when calculating his pension benefits. Please see the section titled “Description of Pension Benefits.” The value of this benefit for Mr. L.K. Murdoch as of June 30, 2024 is $3.4 million.

(c)	Qualified pension plan includes benefits earned under two legacy pension plans assumed by FOX in connection with the Transaction.

(d)
Mr. K.R. Murdoch’s pension benefits are primarily from the ISERA (as defined below). The value of his benefit reflects his 71 years of dedicated service to the Company. As Mr. K.R. Murdoch retired on November 17, 2023, the value of his benefits reflect his actual retirement date and payment elections for the Qualified Pension Plan and the ISERA.

Description of Pension Benefits
FOX maintains legacy pension benefits that were originally established by 21CF and assumed by FOX in connection with the Transaction. These are a legacy qualified pension plan (the “Qualified Pension Plan”), a legacy Supplemental Executive Retirement Plan (the “SERP”) and legacy Individual Supplemental Employee Retirement Agreements (the “ISERAs”) that provide enhanced retirement benefits.

52	2024 Proxy Statement

EXECUTIVE COMPENSATION

The Qualified Pension Plan is a broad-based,
tax-qualified
defined benefit plan maintained for employees hired before January 1, 2008, including Messrs. K.R. Murdoch, L.K. Murdoch, and Nallen. Under the Qualified Pension Plan, participants are generally entitled to receive unreduced benefits upon retirement at age 65 or later, paid in the form of a monthly annuity. The accrued benefit under the Qualified Pension Plan at normal retirement age for service after June 30, 1989 is generally equal to 1% of monthly compensation times years of service after June 30, 1989, plus 0.6% of average monthly compensation in excess of average covered compensation times such years of service, up to a maximum of 35 years (years of service includes service prior to June 30, 1989). For service prior to June 30, 1989, the accrued benefit is calculated under the prior plan formula and adjusted for the increase in average compensation. Average compensation is generally compensation reported on the participant’s
W-2
form plus 401(k) plan or Section 125 deferrals, but does not include non-cash
bonuses, for any 60 consecutive months during the participant’s last 120 months of service. The Company pays the entire cost of the benefits provided under the Qualified Pension Plan. Eligible compensation for purposes of the Qualified Pension Plan is limited by federal law.
The SERP provides benefits to employees who participate in the Qualified Pension Plan but whose annual compensation exceeded the compensation limit imposed on the Qualified Pension Plan by the Internal Revenue Service ($345,000 in calendar year 2024), including Messrs. L.K. Murdoch and Nallen. The compensation limit for the SERP is capped at $100,000 in excess of the qualified pension limit imposed by the Internal Revenue Service (SERP cap is $445,000 in calendar year 2024). The benefits provided by the SERP are calculated using the same formula as the Qualified Pension Plan.
Messrs. K.R. Murdoch, L.K. Murdoch, and Nallen also each participate in legacy ISERAs. The ISERA compensation limit for fiscal 2024 is between $2.3 million and $3.3 million, and varies by individual. The benefit provided under the ISERA is unreduced for early retirement beginning at age 60 and is paid as 100% joint and surviving spouse annuity, and the benefit can be paid in a lump sum or installments if so elected. This benefit is indexed annually at retirement to account for inflation. The ISERA also provides retirement health and life insurance benefits to the participating executives and their spouses.
The SERP and the ISERA are nonqualified plans for tax purposes and are funded using a grantor trust. The assets in the grantor trust are unsecured funds of FOX and can be used to satisfy FOX’s obligations in the event of bankruptcy or insolvency. The assumed retirement age for Messrs. K.R. Murdoch and Nallen is their respective current age, as they are each currently entitled to unreduced pension benefits under the ISERA, while Mr. L.K. Murdoch’s is the age he is entitled to receive unreduced benefits from the ISERA.
Potential Payments Upon Termination

As noted in the section titled “Employment Arrangements,” the applicable employment agreements for Messrs. L.K. Murdoch, Nallen, Tomsic and Ciongoli and the terms and conditions of the Annual SAP Awards provide for certain payments and benefits upon a separation from the Company.
Lachlan K. Murdoch
If Mr. L.K. Murdoch’s employment is terminated during the term of his employment (the “Term”) without cause or by Mr. L.K. Murdoch for good reason other than during the
12-month
period following a “change in control” (as defined in the 2019 SAP), or if his employment is terminated during the term of his employment agreement due to Mr. L.K. Murdoch’s death or disability, Mr. L.K. Murdoch will be entitled to receive (i) his accrued base salary through the date of termination; (ii) payment of any bonus earned but not yet paid in respect of any fiscal year or other period ending prior to the date of termination; (iii) reimbursement of any then-unreimbursed expenses; and (iv) other vested benefits, statutory benefits, or other accrued amounts required to be paid by law and in accordance with applicable plans and programs of the Company and its subsidiaries then in effect for similarly situated senior executives, if any (collectively, the “Accrued Benefits”). In addition to the Accrued Benefits, in such events, he will be entitled to receive (i) cash severance equal to the greater of (a) the sum of one year of annual base salary and target bonus for the year in which termination occurs or (b) the remainder of his annual base salary for the remainder of the Term and payment of his target bonus for each remaining bonus period during the Term; (ii) (x) accelerated vesting of any awarded but unvested time-based Annual SAP Awards (y) continued vesting of any awarded but unvested performance-based Annual SAP Awards, subject to the achievement of any applicable performance-based vesting conditions, and (z) the opportunity to exercise any vested option awards during the full option term; and (iii) payments by the Company for the employer portion of the premiums under the Company’s group health, dental and vision insurance plans. If Mr. L.K. Murdoch’s employment is terminated during the Term without cause or by Mr. L.K. Murdoch for good reason, or due to Mr. L.K. Murdoch’s death or disability, in any case, during the
12-month
period following a “change in control” (as defined in the 2019 SAP), Mr. L.K. Murdoch will be entitled to receive the Accrued Benefits, as well as benefits described in clauses (i) through (iii) in the preceding sentence, except clause (i) shall be replaced with cash severance equal to the greater of (a) the sum of two years of annual base salary and two times his target bonus for the year in which termination occurs or (b) the sum of his annual base salary for the remainder of the Term and his target bonus for each remaining bonus period during the

2024 Proxy Statement	53

EXECUTIVE COMPENSATION

remainder of the Term. If Mr. L.K. Murdoch’s employment is terminated for cause by the Company, Mr. L.K. Murdoch will be entitled to receive only the Accrued Benefits. If the Company and Mr. L.K. Murdoch have not entered into a subsequent employment agreement as of the conclusion of the Term and Mr. L.K. Murdoch terminates employment promptly thereafter, Mr. L.K. Murdoch will be entitled to receive (a) accelerated vesting of any awarded but unvested time-based Annual SAP Awards and (b) continued vesting of any awarded but unvested performance-based Annual SAP Awards, subject to the achievement of any applicable performance-based vesting conditions.
John P. Nallen, Steven Tomsic and Adam Ciongoli
If Mr. Nallen’s, Mr. Tomsic’s or Mr. Ciongoli’s employment is terminated during the Term without cause or by the applicable executive for good reason other than during the
12-month
period following a “change in control” (as defined in the 2019 SAP), or if each executive’s employment is terminated during the Term due to the executive’s death or disability, each executive will be entitled to receive the Accrued Benefits. In addition to the Accrued Benefits, in such events, each executive will be entitled to receive (i) cash severance equal to the greater of (a) the sum of one year of annual base salary and target bonus for the year in which termination occurs or (b) the remainder of the annual base salary for the remainder of the Term and payment of target bonus for each remaining bonus period during the Term; (ii) (x) accelerated vesting of any awarded but unvested time-based Annual SAP Awards (y) continued vesting of any awarded but unvested performance-based Annual SAP Awards, subject to the achievement of any applicable performance-based vesting conditions, and (z) the opportunity to exercise any vested option awards during the full option term; and (iii) payments by the Company for the employer portion of the premiums under the Company’s group health, dental and vision insurance plans. If the executive’s employment is terminated during the Term without cause or by the Executive for good reason, or due to the executive’s death or disability, in any case, during the
12-month
period following a “change in control” (as defined in the 2019 SAP), each executive will be entitled to receive the Accrued Benefits, as well as benefits described in clauses (i) through (iii) in the preceding sentence, except clause (i) shall be replaced with cash severance equal to the greater of (a) the sum of two years of annual base salary and two times target bonus for the year in which termination occurs or (b) the sum of annual base salary for the remainder of the Term and target bonus for each remaining bonus period during the remainder of the Term.
If the executive’s employment is terminated for cause by the Company or by the executive following the conclusion of the Term, each executive will be entitled to receive the same separation benefits as Mr. L.K. Murdoch’s separation benefits as described above.
K. Rupert Murdoch
As previously disclosed, Mr. K.R. Murdoch retired from his position of Chair of the Board effective November 17, 2023. In connection with his retirement following 71 years of service to the Company, Mr. K.R. Murdoch received (i) payment of a prorated portion (38.25%) of his target Annual Incentive Compensation in the amount of $2,295,082 and (ii) retirement treatment for 38.25% of the equity awards granted to Mr. K.R. Murdoch in August 2023. In recognition of Mr. K.R. Murdoch’s significant contributions over his 71 years of service to the Company, the exercise period of his stock options granted in August 2023 was extended to the earlier of the fourth anniversary of Mr. K.R. Murdoch’s retirement or the conclusion of the original option term. Following his retirement, Mr. K.R. Murdoch was appointed Chairman Emeritus of the Board. The value of retirement vesting treatment for all of Mr. K.R. Murdoch’s equity-based awards as of June 30, 2024 is $7,997,778. In addition, Mr. K.R. Murdoch is also entitled to receive health and other welfare benefits from the Company with an aggregate value of $1,943,000 as of June 30, 2024.
Viet D. Dinh
As previously disclosed, Mr. Dinh transitioned from Chief Legal and Policy Officer to Special Advisor effective December 31, 2023. The separation constituted a resignation for good reason under his employment agreement. The Company and Mr. Dinh entered into a Transition and Separation Agreement pursuant to which Mr. Dinh received a lump-sum
cash payment equal to $23 million in settlement of (i) all cash severance otherwise payable under his employment agreement (i.e., cash severance equal to the sum of annual base salary plus target bonus for the 1.9 years remaining on Mr. Dinh’s three-year contract) plus (ii) the cash value of Mr. Dinh’s unvested equity awards (which would have vested under his employment agreement upon a resignation for good reason), which were cancelled as of August 31, 2023. Mr. Dinh receives health benefits consistent with those provided under his employment agreement in the event of a resignation for good reason through June 30, 2025, with an aggregate value of $93,513 as of June 30, 2024, and remains bound by the restrictive covenants contained therein.
Quantification of Payments
The following table sets forth quantitative information with respect to potential payments to each of the named executive officers or their beneficiaries upon termination in various circumstances as described above, assuming termination (with or without the occurrence of a change in control) on June 30, 2024. The amounts included in the table below do not include amounts otherwise due and owing to each applicable named executive officer, such as base salary or Annual Incentive Compensation earned to date, or payments or benefits generally available to all salaried employees of the Company. The

54	2024 Proxy Statement

EXECUTIVE COMPENSATION

amounts presented in the table below are in addition to each of the named executive officer’s vested pension benefits as of June 30, 2023 noted in the Pension Benefits Table above. With respect to Mr. K.R. Murdoch, who retired on November 17, 2023 and Mr. Dinh, whose employment terminated on December 31, 2023, the actual payments and value of benefits provided to each of Messrs. K.R. Murdoch and Dinh in connection with their respective retirement and separation are disclosed in the section titled “Potential Payments Upon Termination,” above.

	Type of Termination

Name	Retirement	By Company for Cause	By Company without Cause or By Executive with Good Reason	By Executive without Good Reason	Following a Change in Control
Lachlan K. Murdoch
Cash Severance	$ —	$ —	$18,000,000	$ —	$18,000,000
Equity Awards	$ —	$1,632,712	$18,958,114	$ —	$18,958,114
Health and Other Benefits	$ —	$1,450,000	$ 1,450,000	$1,450,000	$ 1,450,000
Total	$ —	$3,082,712	$38,408,114	$1,450,000	$38,408,114
John P. Nallen
Cash Severance	$ —	$ —	$ 5,000,000	$ —	$10,000,000
Equity Awards	$8,617,178	$5,958,521	$ 8,617,178	$8,617,178	$ 8,617,178
Health and Other Benefits (a)	$1,356,000	$1,356,000	$ 1,356,000	$1,356,000	$ 1,356,000
Total	$9,973,178	$7,314,521	$14,973,178	$9,973,178	$19,973,178
Steven Tomsic
Cash Severance	$ —	$ —	$ 9,000,000	$ —	$ 9,000,000
Equity Awards	$ —	$ 296,785	$ 4,862,186	$ —	$ 4,862,186
Health and Other Benefits	$ —	$ —	$ 150,048	$ —	$ 150,048
Total	$ —	$ 296,785	$14,012,234	$ —	$14,012,234
Adam Ciongoli
Cash Severance	$ —	$ —	$10,890,000	$ —	$10,890,000
Equity Awards	$ —	$ —	$ 4,409,774	$ —	$ 4,409,774
Health and Other Benefits	$ —	$ —	$ 182,704	$ —	$ 182,704
Total	$ —	$ —	$15,482,478	$ —	$15,482,478

(a)	Mr. Nallen is retirement eligible and is currently entitled to unreduced pension benefits under the ISERA.
CEO Pay Ratio

In accordance with SEC rules, the Company is disclosing the ratio of the annual total compensation of the Chief Executive Officer to the annual total compensation of the Company’s median employee (excluding the Chief Executive Officer). This ratio is a reasonable estimate calculated in a manner consistent with SEC rules. In calculating this ratio, SEC rules allow companies to adopt a variety of methodologies, apply certain exclusions, and make reasonable estimates and assumptions reflecting their unique employee populations. Our reported pay ratio may not be comparable to that reported by other companies due to differences in industries, scope of international operations, business models and scale, as well as the different estimates, assumptions and methodologies applied by other companies in calculating their respective pay ratios.
For fiscal 2024, the annual total compensation of the Chief Executive Officer was $23,806,025 and the annual total compensation of the median employee of the Company was $89,068, which resulted in a ratio of 267 to 1. The pay ratio is based on the Company’s payroll and employment records and the following methodology. The Company used May 10, 2024 as the date to determine the median employee. At that date, the Company had approximately 17,670 employees globally consisting of full-time, part-time and temporary employees. In determining the median employee, the Company excluded from its employee population all of its employees located in China (117), India (108), Israel (7), Italy (2) and the United Kingdom (30), which in aggregate represent less than 5% of our workforce under SEC rules. To identify the median employee, the Company reviewed data on base salary plus overtime, incentives and other allowances paid to employees during the fiscal year ended June 30, 2024. Base salaries were adjusted for full-time and part-time employees hired during the measurement period to reflect a full year of service. No cost-of-living
adjustments were made in identifying the median employee. We believe that annual base salary plus overtime, incentives and other allowances is a consistently applied compensation measure at the

2024 Proxy Statement	55

EXECUTIVE COMPENSATION

Company and most appropriate for determining the median employee. After the median employee was identified, we calculated such employee’s annual total compensation using the same methodology used for the Company’s named executive officers as set forth in the Summary Compensation Table.
Policies and Practices Related to the Timing of Grants of Certain Equity Awards

It is the Compensation Committee’s practice to approve ordinary course annual equity grants at its regularly-scheduled meeting held in August of each year. At this meeting, the Compensation Committee approves the portion of each named
executive officer’s annual equity award that will be granted as stock options. Following approval by the Compensation Committee, all annual equity grants for the fiscal year are made following the Company’s announcement of earnings for the previously completed quarter.
The Company does not schedule its equity grants in anticipation of the release of material, non-public
information (“MNPI”), nor does the Company time the release of MNPI based on equity grant dates. In the event MNPI becomes known to the Compensation Committee prior to granting an equity award, the Compensation Committee will take the existence of such information into consideration and use its business judgment to determine whether to delay the grant of equity to avoid any impropriety.
The following table presents information regarding PSOs issued to our named executive officers in fiscal 2024 during any period beginning four business days before the filing or furnishing of a periodic report or current report disclosing MNPI and ending one business day after the filing or furnishing of such report with the SEC. Neither Mr. Ciongoli nor Mr. Dinh received awards of PSOs during these periods.

Name	Grant Date	Number of Securities Underlying the Award (#)	Exercise Price of the Award ($/Sh)	Grant Date Fair Value of the Award ($)
 Percentage Change in the Closing Market
Price of the Securities Underlying the
Award Between the Trading Day Ending
Immediately Prior to the Disclosure of
MNPI and the Trading Day Beginning
Immediately Following the Disclosure of
MNPI
(a)

Lachlan K. Murdoch	08/09/2023	264,169	$34.84	$10.41	4.75%	(1.88)%

John P. Nallen	08/09/2023	120,076	$34.84	$10.41	4.75%	(1.88)%

Steven Tomsic	08/09/2023	72,046	$34.84	$10.41	4.75%	(1.88)%

K. Rupert Murdoch	08/09/2023	168,107	$34.84	$10.41	4.75%	(1.88)%

(a)
The Company furnished its financial results for the quarter and fiscal year ended June 30, 2023 on Form
8-K
on August 8, 2023 and filed its Annual Report on Form
10-K
for the fiscal year ended June 30, 2023 on August 11, 2023. The percentage change in the closing market price of FOX’s Class A Common Stock between the trading day ending immediately prior to the furnishing of the Form
8-K
and the trading day beginning immediately following the furnishing of the Form
8-K
is 4.75%. The percentage change in the closing market price of FOX’s Class A Common Stock between the trading day ending immediately prior to the furnishing of the Form
8-K
and the trading day beginning immediately following the filing of the
Form
10-K
is (1.88)%.

5 6	2024 Proxy Statement

EXECUTIVE COMPENSATION

Pay Versus Performance

In accordance with SEC rules, we are providing the following information regarding the relationship between compensation actually paid (as calculated in accordance with SEC rules) and our financial performance for fiscal 2024, 2023, 2022 and 2021. For further information on FOX’s variable pay-for-performance
philosophy and alignment of executive compensation with FOX’s performance, please see “Compensation Discussion and Analysis” beginning on page 29. The following table sets forth additional compensation information for our Chief Executive Officer (our “Principal Executive Officer” or “PEO”) and named executive officers other than our PEO (“Other NEOs”), including the compensation actually paid (“CAP”) to our PEO and the average compensation actually paid (“Average CAP”) to our Other NEOs, as determined in accordance with SEC rules; total shareholder return (“TSR”); net income; and Adjusted EBITDA for the last four completed fiscal years:

					Value of Initial Fixed $100 Investment Based On:
Year	Summary Compensation Table Total for PEO (a)	Compensation Actually Paid to PEO (b)	Average Summary Compensation Table Total for Other NEOs (c)	Average Compensation Actually Paid to Other NEOs (b)	FOXA Total Shareholder Return	FOX Total Shareholder Return	Peer Group Total Shareholder Return (Compensation)	Net Income ($M) (d)	Company Selected Measure: Adjusted EBITDA ($M)

2024	$23,806,025	$19,270,338	$15,576,723	$ 9,575,879	$136	$127	$105	$1,501	$2,883

2023	$21,777,902	$22,853,700	$12,811,439	$11,604,501	$132	$124	$ 94	$1,239	$3,191

2022	$21,748,681	$17,353,546	$11,496,427	$ 9,235,001	$123	$114	$ 81	$1,205	$2,955

2021	$27,675,399	$37,579,846	$15,863,914	$18,404,816	$140	$133	$142	$2,150	$3,087

(a)	Mr. L.K. Murdoch was the PEO for fiscal years ended June 30, 2024, 2023, 2022 and 2021.

(b)
The amounts represent CAP to the PEO and Other NEOs, as computed in accordance with SEC rules. The amounts do not reflect the actual amount of compensation earned by or paid to the PEO and Other NEOs during the applicable year. In accordance with the requirements of Item 402(v) of Regulation
S-K,
the following adjustments were made to the PEO and Other NEOs total compensation to determine the CAP:

	PEO	Other NEOs
	2024	2024

Summary Compensation Table Total	$23,806,025	$15,576,723

Less Change in Pension Value in SCT	$(904,000)	$(1,972,600)

Plus Pension Service Cost	$680,000	$0

Less Grant Date Fair Value of Option Awards and Stock Awards Granted in Fiscal Year	$(12,099,947)	$(4,553,851)

Plus Fair Value at Fiscal Year-End of Outstanding and Unvested Option Awards and Stock Awards Granted in Fiscal Year	$10,407,297	$2,776,789

Plus Change in Fair Value of Outstanding and Unvested Option Awards and Stock Awards Granted in Prior Fiscal Years	$(2,219,255)	$(824,540)

Plus Fair Value at Vesting of Option Awards and Stock Awards Granted in Fiscal Year That Vested During Fiscal Year	$0	$426,814

Plus Change in Fair Value as of Vesting Date of Option Awards and Stock Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	$(399,781)	$(332,326)

Less Fair Value as of Prior Fiscal Year-End of Option Awards and Stock Awards Granted in Prior Fiscal Years That Failed to Meet Applicable Vesting Conditions During Fiscal Year	$0	$(1,521,130)

Compensation Actually Paid	$19,270,338	$9,575,879

(c)
The Other NEOs for fiscal year ended June 30, 2024 were Messrs. K. R. Murdoch, Nallen, Dinh, Tomsic and Ciongoli; for fiscal years ended June 30, 2023, 2022 and 2021 were Messrs. K.R. Murdoch, Nallen, Dinh and Tomsic.

(d)	For purposes of this table, “$M” means millions of United States dollars.

Company-Selected Measure and Other Financial Performance Measures
For fiscal year ended June 30, 2024, the most important financial performance measures that FOX used to link CAP to the named executive officers are presented in the table to the right, which are described in detail in the “Compensation Discussion and Analysis” beginning on page
29
. FOX selected Adjusted EBITDA as the “Company-Selected Measure” as, in our assessment, it represents the most important financial performance measure not otherwise required to be included within the “Pay Versus Performance” table, above.

Tabular List of Financial Performance Measures
Adjusted EBITDA
Adjusted FCF
Adjusted EPS
Relative TSR
Absolute Share Price

2024 Proxy Statement	57

EXECUTIVE
COMPENSATION

Relationship of Compensation Actually Paid to
Performance
Measures
The following charts present the relationship between the CAP to our PEO and Average CAP to our
Other
NEOs and our TSR, as well as a comparison of our TSR to our Peer Group, net income (loss), and our Company-Selected Measure (Adjusted EBITDA) for each of the fiscal years ended June 30, 2024, 2023, 2022 and 2021:
Compensation Actually Paid vs. TSR

Compensation Actually Paid vs. Net Income

58	2024 Proxy Statement

EXECUTIVE
COMPENSATION

Compensation
Actually Paid vs Adjusted EBITDA

Compensation-Related Events Occurring Following Fiscal Year End

In order to support long-term alignment between the Company and our currently employed named executive officers, on September 24, 2024 the Compensation Committee approved an amendment to our currently employed named executive officers’ outstanding PSOs. Pursuant to the amendment, the post-termination exercise period of outstanding PSOs was extended from three years to the full contractual term of the PSO in the case of termination due to death, disability or retirement, an involuntary termination without cause or a termination by the named executive officer for good reason.

2024 Proxy Statement	59

NON-EXECUTIVE DIRECTOR COMPENSATION

Directors’ fees are not paid to Directors who are executives or employees of the Company because the responsibilities of Board membership are considered in determining compensation paid as part of the executives’ normal employment conditions.

The basic fees payable to the Directors who are not executives of the Company (collectively, the “Non-Executive Directors”) are set by the Board. During fiscal 2024, the Compensation Committee reviewed Director compensation against the Company’s peers and considered the appropriateness of the form and amount of Director compensation and recommendations made by FW Cook concerning Director compensation with a view toward attracting and retaining qualified Directors. The Compensation Committee believes that compensation for Non-Executive Directors should be competitive and fairly reflect the work and skills required for a company of FOX’s size and complexity. The Compensation Committee also believes that Non-Executive Director compensation should emphasize equity-based compensation in order to align Directors’ interests with the long-term interests of stockholders.

During fiscal 2024, the Non-Executive Directors were Mr. Abbott, Mr. Burck, Mr. Carey, Mr. Hernandez, Ms. Johnson and Mr. Ryan. The annual retainers paid to the Non-Executive Directors for service on the Board and its committees for fiscal 2024 and for the upcoming fiscal year are set forth in the table below.

Board and Committee Retainers for the Fiscal Year Ended June 30, 2024

Annual Cash Retainer	$100,000
Annual Stock-Settled Deferred Stock Units (“DSU”) Retainer	$195,000
Audit Committee Chair Annual Retainer	$ 25,000
Compensation Committee Chair Annual Retainer	$ 25,000
Nominating and Corporate Governance Committee Chair Annual Retainer	$ 15,000
Audit Committee Member Annual Retainer	$ 15,000
Compensation Committee Member Annual Retainer	$ 15,000
Nominating and Corporate Governance Committee Member Annual Retainer	$ 10,000

The Class A Common Stock underlying each DSU will be paid to the respective Non-Executive Director at the earlier of (1) the first trading day of the quarter five years following the date of grant or (2) upon a Director’s end of service. There are no fees based upon the number of meetings attended. Non-Executive Directors who first join the Board between annual meetings are entitled to receive a pro rata cash retainer and a prorated award of DSUs based on the number of days of service until the Company’s next annual meeting of stockholders.

In addition, all Non-Executive Directors are reimbursed for reasonable travel and other out-of-pocket business expenses incurred in connection with attendance at meetings of the Board and its committees.

The table below presents the total compensation paid during fiscal 2024 by the Company to each of the Non-Executive Directors.

Director Compensation for the Fiscal Year Ended June 30, 2024

Name	Fees Earned or Paid in Cash ($)	Stock Awards(b)	All Other Compensation	Total
Tony Abbott AC	$ 68,451	$194,972	N/A	$263,423
William A. Burck	$134,891	$194,972	N/A	$329,863
Chase Carey(a)	$124,334	$194,972	N/A	$319,306
Roland A. Hernandez	$150,000	$194,972	N/A	$344,972
Margaret “Peggy” L. Johnson	$ 80,897	$194,972	N/A	$275,869
Paul D. Ryan	$140,000	$194,972	N/A	$334,972

(a)

Excluded from the table are $1,214,958.94 in pension payments and imputed income under the Company’s executive health and welfare plans of $97,158 arising out of post-employment contractual obligations related to Mr. Carey’s prior service as an executive officer of 21CF, which were assumed by the Company in connection with the Transaction.

(b)	The amounts set forth in the Stock Awards column represent the aggregate grant date fair value of stock awards granted during fiscal 2024.

60	2024 Proxy Statement

NON-EXECUTIVE DIRECTOR COMPENSATION

The following table sets forth information with respect to the aggregate outstanding equity awards at June 30, 2024 of each of the Non-Executive Directors who served as Directors during fiscal 2024.

Name	Number of Shares or Units of Stock That Have Not Vested(a)
Tony Abbott AC	6,476
William A. Burck	20,313
Chase Carey	32,212
Roland A. Hernandez	32,212
Margaret “Peggy” L. Johnson	6,476
Paul D. Ryan	32,212

(a)

Includes DSUs representing dividend equivalents accrued with respect to DSUs. The DSUs representing the dividend equivalents will be settled in stock upon the settlement of the underlying DSUs. The DSUs will settle in stock on the earlier of (i) the first trading day of the quarter five years following the grant and (ii) the Director’s end of service with the Company.

Non-Executive Director Stock Ownership Guidelines

Non-Executive Directors are expected to have an appropriate level of equity ownership in the Company to more closely align their economic interests with those of other Company stockholders. The Board has adopted stock ownership guidelines that require each Non-Executive Director to own equity securities of the Company equal in value to at least five times the amount of the Non-Executive Director’s annual cash retainer for service on the Board by the fifth anniversary of the Director’s first election to the Board. The Compensation Committee monitors compliance with these requirements on a regular basis and, from time to time, may exercise discretion in light of applicable circumstances. No portion of unexercised options (such as the current “in the money” value) nor any portion of unearned performance awards count for purposes of assessing a Director’s ownership level under the ownership guidelines. As of the end of fiscal 2024, all Non-Executive Directors were in compliance with the ownership guidelines.

The Company prohibits all Directors (and their family members and controlled entities that are subject to its Insider Trading and Confidentiality Policy) from engaging in short sales of the Company’s securities and investing in Company-based derivative securities. In addition, the Company prohibits all Directors from pledging any Company securities that they hold directly, hedging any Company securities that they hold directly or indirectly (including through the purchase of financial instruments, such as prepaid variable forward contracts, equity swaps, collars, and exchange funds that hedge or offset, or are designed to hedge or offset, any decrease in the market value of FOX’s securities) or hedging or pledging equity compensation.

2024 Proxy Statement	61

EQUITY COMPENSATION PLAN INFORMATION

The following table summarizes equity plan information as of June 30, 2024 with respect to the Company’s outstanding equity awards and shares of Class A Common Stock reserved for future issuance under the Company’s equity compensation plan.

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants, Rights, RSUs and PSUs (a)(1)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)

Equity compensation plans approved by stockholders(2)	23,126,527	$33.75	34,852,553
Equity compensation plans not approved by stockholders	—	$ —	—

Total	23,126,527	$33.75	34,852,553

(1)

Column (a) includes shares of Class A Common Stock underlying outstanding stock options, RSUs and PSUs. Because there is no exercise price associated with RSUs or PSUs, these stock awards are not included in the weighted-average exercise price calculation presented in column (b).

(2)	This equity compensation plan, the 2019 SAP, was approved by the Company’s former parent and sole stockholder, 21CF, prior to the Transaction.

62	2024 Proxy Statement

EXECUTIVE OFFICERS OF FOX CORPORATION

The executive officers of the Company as of the date of this proxy statement are set forth in the table below. Unless otherwise noted, each holds the offices indicated until his successor is chosen and qualified at the regular meeting of the Board to be held following the Annual Meeting, or at other meetings of the Board as appropriate.

Name	Age	Position with the Company
Lachlan K. Murdoch(1)	53	Executive Chair and Chief Executive Officer
John P. Nallen	67	Chief Operating Officer
Adam Ciongoli	56	Chief Legal and Policy Officer
Steven Tomsic	54	Chief Financial Officer

(1)	Information concerning Mr. L.K. Murdoch can be found under the heading “Election of Directors.”

John P. Nallen has been the Chief Operating Officer of the Company since October 2018. He served as 21CF’s Senior Executive Vice President and Chief Financial Officer from 2013 to March 2019 and its Executive Vice President and Deputy Chief Financial Officer from 2001 to 2013. He also served as a Director of Sky plc from 2015 to 2018. Prior to joining 21CF in 1995, he worked for 16 years at Arthur Andersen where he was a partner in its Media and Entertainment Practice.

Adam Ciongoli has been the Chief Legal and Policy Officer of the Company since December 2023. He joined FOX from Campbell Soup Company, where he served from 2015 to December 2023, including most recently as Executive Vice President and General Counsel, Chief Sustainability, Corporate Responsibility and Governance Officer and a member of the Operating Committee. Mr. Ciongoli was the Executive Vice President and General Counsel of Lincoln Financial Group from 2012 to 2015 and Group General Counsel and Secretary of Willis Group Holdings, PLC from 2007 to 2012. Prior to that, Mr. Ciongoli held several public sector roles, including counselor to U.S. Attorney General John Ashcroft.

Steven Tomsic has been the Company’s Chief Financial Officer since October 2018. He served as Deputy Chief Financial Officer of 21CF from 2017 to March 2019 and its Executive Vice President, Corporate Finance from 2015 to 2017. Mr. Tomsic was the Chief Financial Officer of Sky Deutschland AG from 2010 to 2015. Before that, Mr. Tomsic served in various finance roles across 21CF’s European and Asian corporate offices, European channels businesses, Sky Italia and at FOXTEL in Australia. Prior to joining 21CF, Mr. Tomsic worked at the Boston Consulting Group, Nomura and ANZ Bank.

2024 Proxy Statement	63

SECURITY OWNERSHIP OF FOX CORPORATION

The following table sets forth the beneficial ownership of both Class A Common Stock and Class B Common Stock as of September 23, 2024 for the following: (i) each person who is known by the Company to own beneficially more than 5% of the outstanding shares of Class B Common Stock; (ii) each current member of the Board; (iii) each named executive officer (as identified under “Compensation Discussion and Analysis — Named Executive Officers”) of the Company; and (iv) all current Directors and executive officers of the Company as a group.

	Common Stock Beneficially Owned(1)

	Number of Shares Beneficially Owned		Option Shares(3)	Percent of Class(4)

Name(2)	Non-Voting Class A Common Stock(5)	Voting Class B Common Stock(6)	Non-Voting Class A Common Stock	Non-Voting Class A Common Stock	Voting Class B Common Stock(6)
Over 5% Beneficial Owners
Murdoch Family Trust(7) c/o McDonald Carano LLP 100 W. Liberty Street Tenth Floor Reno, NV 89501	19,000	102,207,826	—	*	43.39%
The Vanguard Group(8) 100 Vanguard Blvd. Malvern, PA 19355	28,226,290	15,143,529	—	12.68%	6.43%
Directors and Officers
K. Rupert Murdoch(9)	32,121	103,566,688	957,895	*	43.96%
Lachlan K. Murdoch(10)	1,076,559	1,952	1,628,843	1.22%	*
Tony Abbott AC	6,476	—	—	*	—
William A. Burck	20,313	—	—	*	—
Chase Carey(11)	307,812	—	—	*	—
Roland A. Hernandez(12)	38,723	—	—	*	—
Margaret “Peggy” L. Johnson	6,476	—	—	*	—
Paul D. Ryan	35,723	—	—	*	—
John P. Nallen	399,424	—	766,596	*	—
Viet D. Dinh	56,161	—	358,192	*	—
Adam Ciongoli(13)	31,896	—	—	*
Steven Tomsic	133,923	—	306,638	*	—
All current Directors and executive officers as a group (total of 11)(14)	2,089,446	103,568,640	3,659,972	2.58%	43.96%

*	Represents beneficial ownership of less than one percent of the issued and outstanding Class A Common Stock or Class B Common Stock, as applicable, on September 23, 2024.

(1)

This table does not include, unless otherwise indicated, any shares of Class A Common Stock or any shares of Class B Common Stock or other equity securities of the Company that may be held by pension and profit-sharing plans of other corporations or endowment funds of educational and charitable institutions for which various Directors and officers serve as directors or trustees.

(2)	The address for all Directors and executive officers of the Company is c/o Fox Corporation, 1211 Avenue of the Americas, New York, New York 10036.

(3)	The number of option shares reported reflects the number of options currently exercisable or that become exercisable within 60 days following September 23, 2024.

(4)

The applicable percentage of ownership is based on 222,597,795 shares of Class A Common Stock and 235,581,025 shares of Class B Common Stock outstanding as of September 23, 2024, for such stockholder or group of stockholders, as applicable.

(5)

Beneficial ownership of Class A Common Stock includes (i) for the following Directors DSUs which are paid in Class A Common Stock as of the earlier of the first trading day of the quarter five years following the date of grant and the date of the Director’s end of service: 20,313 DSUs held by Mr. Burck, 6,476 held by Mr. Abbott and Ms. Johnson, and 32,212 DSUs held by each of Messrs. Carey, Hernandez, and Ryan.

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SECURITY OWNERSHIP OF FOX CORPORATION

(6)

Beneficial ownership of Class B Common Stock as reported in the above table has been determined in accordance with Rule 13d-3 of the Exchange Act. Unless otherwise indicated, beneficial ownership of Class B Common Stock represents both sole voting and sole investment power.

(7)

Beneficial ownership of Class A Common Stock is based on beneficial ownership as of March 19, 2019 as reported on Form 3 filed with the SEC on March 21, 2019. Beneficial ownership of the Class B Common Stock is as of March 19, 2019 as reported on Schedule 13G filed with the SEC on March 22, 2019. Cruden Financial Services LLC, a Delaware limited liability company (“Cruden Financial Services”), the corporate trustee of the Murdoch Family Trust, has the power to vote and to dispose or direct the vote and disposition of the reported Class B Common Stock. In addition, Cruden Financial Services has the power to exercise the limited vote and to dispose or direct the limited vote and disposition of the reported Class A Common Stock. As a result of Mr. K.R. Murdoch’s ability to appoint certain members of the board of directors of Cruden Financial Services, Mr. K.R. Murdoch may be deemed to be a beneficial owner of the shares beneficially owned by the Murdoch Family Trust. Mr. K.R. Murdoch, however, disclaims any beneficial ownership of such shares. Some of the Murdoch Family Trust’s shares of the Class A Common Stock and Class B Common Stock may be pledged from time to time to secure loans with certain banks.

(8)

Beneficial ownership of Class A Common Stock is based on beneficial ownership as of December 29, 2023 as reported on Schedule 13G/A filed with the SEC by The Vanguard Group on February 13, 2024. Such Schedule 13G/A reported with respect to shares of Class A Common Stock, no sole voting power, shared voting power over 339,667 shares, sole dispositive power over 27,173,173 shares and shared dispositive power over 1,053,117 shares. Beneficial ownership of Class B Common Stock is based on beneficial ownership as of December 29, 2023 as reported on Schedule 13G/A filed with the SEC by The Vanguard Group on February 13, 2024. Such Schedule 13G/A reported, with respect to shares of Class B Common Stock, no sole voting power, shared voting power over 211,685 shares, sole dispositive power over 14,487,704 shares and shared dispositive power over 655,825 shares.

(9)

Mr. K.R. Murdoch’s beneficial ownership has been included in the group calculation table given his current role as Chairman Emeritus of the Company. Beneficial ownership reported includes 19,000 shares of Class A Common Stock and 102,207,826 shares of Class B Common Stock beneficially owned by the Murdoch Family Trust. Mr. K.R. Murdoch may be deemed to be a beneficial owner of the shares beneficially owned by the Murdoch Family Trust. Mr. K.R. Murdoch, however, disclaims any beneficial ownership of such shares. Beneficial ownership reported also includes 1,358,862 shares of Class B Common Stock held by the K. Rupert Murdoch 2004 Revocable Trust in which Mr. K.R. Murdoch holds a beneficial and trustee interest.

(10)

Beneficial ownership includes 1,076,407 shares of Class A Common Stock held by the LKM Family Trust, which is administered by an independent trustee for the benefit of Mr. L.K. Murdoch, his immediate family members and certain charitable organizations.

(11)	Beneficial ownership reported includes 45,101 shares of Class A Common Stock held by a charitable foundation of which Mr. Carey holds a trustee interest.

(12)

Beneficial ownership includes 3,000 shares of Class A Common Stock held by the Hernandez Family Trust, which is administered by Roland A. Hernandez as trustee for the benefit of himself and his immediate family members.

(13)

Beneficial ownership reported includes 84 shares held in a trust in which Mr. Ciongoli holds the beneficial and trustee interest and 1,915 shares held in trusts administered by Mr. Ciongoli as trustee for the benefit of his immediate family members.

(14)	Mr. Dinh’s beneficial ownership is not included in the group totals.

2024 Proxy Statement	65

INFORMATION ABOUT THE ANNUAL MEETING

Persons Making the Solicitation

This proxy statement is furnished in connection with the solicitation by the Board of proxies for use at the Annual Meeting to be held on November 19, 2024 at 10:00 a.m. (Pacific Time) at the Zanuck Theatre at the FOX Studio Lot, 10201 West Pico Boulevard, Los Angeles, California 90035 and at any adjournment or postponement thereof.

Complimentary parking for the Annual Meeting will be available on the FOX Studio Lot at the Galaxy parking structure, 10200 W. Galaxy Way, Los Angeles, CA 90064. Please see the map and instructions in Appendix A for parking information and other logistical details. We suggest arriving at least 45 minutes early to allow sufficient time to park and complete the admission process. Registration will close ten minutes before the meeting begins. You will not be able to enter the Annual Meeting except at the Galaxy parking structure on the FOX Studio Lot.

This proxy statement is first being made available to stockholders on or about September 26, 2024. You are requested to submit your proxy in order to ensure that your shares are represented at the Annual Meeting.

The expense of soliciting proxies will be borne by the Company. Proxies will be solicited principally through the use of the mail, but Directors, officers and regular employees of the Company may solicit proxies personally, by telephone or special letter without any additional compensation. Also, the Company will reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for any reasonable expenses in forwarding proxy materials to beneficial owners.

Outstanding Shares

The Company has two classes of common stock, Class A Common Stock and Class B Common Stock. Holders of Class B Common Stock are entitled to one vote per share on all matters to be presented at the Annual Meeting. Holders of Class A Common Stock are not entitled to vote on the matters to be presented at the Annual Meeting.

Record Date

The Board has fixed the close of business on September 23, 2024 as the record date for determining which of the Company’s stockholders are entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof in person or by proxy (the “Record Date”). If the Annual Meeting is adjourned or postponed, notice of such adjournment or postponement will be provided to all stockholders of record entitled to vote at the Annual Meeting in accordance with applicable law and the By-laws.

Holders of Class A Common Stock are not entitled to vote on the matters to be presented at the Annual Meeting. As of the Record Date, there were 235,581,025 shares of Class B Common Stock outstanding and entitled to vote held by approximately 3,000 holders of record. Each share of Class B Common Stock held as of the Record Date is entitled to one vote per share on all matters to be presented at the Annual Meeting. A list of the stockholders of record entitled to vote as of the Record Date will be available at the Annual Meeting and at the Company’s principal executive offices during the ten days prior to the Annual Meeting.

If your shares of Class A Common Stock or Class B Common Stock are registered directly in your name with our transfer agent, Computershare Trust Company, N.A., you are a stockholder of record, and these proxy materials are being sent directly to you from the Company. As the stockholder of record of Class B Common Stock as of the Record Date, you have the right to grant your voting proxy directly to the Company or to vote in person at the Annual Meeting.

If your shares of Class A Common Stock or Class B Common Stock are held in “street name,” meaning your shares of Class A Common Stock or Class B Common Stock are held in a brokerage account or by a bank or other nominee, you are the beneficial owner of these shares and these proxy materials are being forwarded to you by your broker, bank or nominee, who is considered the stockholder of record with respect to such shares. As the beneficial owner of Class B Common Stock as of the Record Date, you have the right to direct your broker, bank or nominee on how to vote and you will receive instructions from your broker, bank or other nominee describing how to vote your shares of Class B Common Stock. However, since you are not the stockholder of record, you may not vote these shares of Class B Common Stock in person at the Annual Meeting unless you obtain a signed proxy from the stockholder of record (i.e., your broker, bank or nominee) giving you the right to vote such shares.

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INFORMATION ABOUT THE ANNUAL MEETING

Internet Availability of Proxy Materials

In accordance with the rules of the SEC, instead of mailing a printed copy of the Company’s proxy statement, annual report and other materials (the “proxy materials”) relating to the Annual Meeting to stockholders, the Company may furnish proxy materials to stockholders on the Internet by providing a Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”) to inform stockholders when the proxy materials are available on the Internet. If you receive the Notice of Internet Availability by mail, you will not receive a printed copy of the proxy materials unless you specifically request one. Instead, the Notice of Internet Availability will instruct you on how you may access and review all of the Company’s proxy materials, as well as how to submit your proxy, over the Internet. If you receive a Notice of Internet Availability and would still like to receive a printed copy of the Company’s proxy materials, including a proxy card or voting instruction card, you should follow the instructions for requesting these materials included in the Notice of Internet Availability.

The Company intends to commence distribution of the Notice of Internet Availability to stockholders on or about September 26, 2024.

The Company will first make available the proxy solicitation materials at www.proxyvote.com on or about September 26, 2024 to all stockholders entitled to vote at the Annual Meeting. You may also request a printed copy of the proxy solicitation materials by any of the following methods: via the Internet at www.proxyvote.com; by telephone at 1-800-579-1639; or by sending an email to sendmaterial@proxyvote.com. Our 2024 annual report to stockholders will be made available at the same time and by the same methods.

Only one copy of this proxy statement is being delivered to multiple stockholders sharing an address unless the stockholders have notified the Company of their desire to receive multiple copies of the proxy statement. The Company will promptly deliver, upon oral or written request, a separate copy of the proxy statement to any stockholder residing at a shared address to which only one copy was mailed. Requests for additional copies of the proxy statement for the current year or future years should be directed to the Corporate Secretary at Fox Corporation, 1211 Avenue of the Americas, New York, New York 10036. Alternatively, additional copies of this proxy statement may be requested via the Internet at www.proxyvote.com, by telephone at 1-800-579-1639 or by sending an email to sendmaterial@proxyvote.com. Stockholders of record residing at the same address and currently receiving multiple copies of the proxy statement may contact the Corporate Secretary to request that only a single copy of the proxy statement be mailed in the future.

Voting and Submission of Proxies

The persons named on the proxy card and on the Company’s voting website at www.proxyvote.com (the “proxy holders”) have been designated by the Board to vote the shares represented by proxy at the Annual Meeting. The proxy holders are officers of the Company. They will vote the shares represented by each valid and timely received proxy in accordance with the stockholder’s instructions, or if no instructions are specified, the shares represented by the proxy will be voted “FOR” Proposals 1, 2 and 3 in accordance with the recommendations of the Board as described in this proxy statement. If any other matter properly comes before the Annual Meeting, the proxy holders will vote on that matter in their discretion.

If you are a holder of Class B Common Stock, telephone and Internet proxy submission is available 24 hours a day through 11:59 p.m. (Eastern Time) on the day before the Annual Meeting date or the applicable cut-off date. If you are located in the United States or Canada and are a stockholder of record, you can submit a proxy for your shares by calling toll-free 1-800-690-6903. Whether you are a stockholder of record or a beneficial owner, you can also submit a proxy for your shares by Internet at www.proxyvote.com. Both the telephone and Internet systems have easy to follow instructions on how you may submit a proxy for your shares and allow you to confirm that the system has properly recorded your proxy. If you are submitting a proxy for your shares by telephone or Internet, you should have in hand when you call or access the website, as applicable, the Notice of Internet Availability or the proxy card or voting instruction card (for those holders who have received, by request, a hard copy of the proxy card or voting instruction card). If you submit a proxy by telephone or Internet, you do not need to return your proxy card to the Company. A telephone or Internet proxy must be received no later than 11:59 p.m. (Eastern Time) on the day before the Annual Meeting date or the applicable cut-off date.

If you have received, by request, a hard copy of the proxy card or voting instruction card, and wish to submit your proxy by mail, you must complete, sign and date the proxy card or voting instruction card and return it in the envelope provided so that it is received prior to the Annual Meeting.

While the Company encourages holders of Class B Common Stock to vote by proxy, you also have the option of voting your shares of Class B Common Stock in person at the Annual Meeting. If your shares of Class B Common Stock are registered directly in your name with the Company’s transfer agent, you are considered the stockholder of record with respect to such shares of Class B Common Stock and you have the right to attend the Annual Meeting and vote in person, subject to compliance with the procedures described below. If your shares of Class B Common Stock are held in a brokerage account or

2024 Proxy Statement	67

INFORMATION ABOUT THE ANNUAL MEETING

by a bank or other nominee, you are the beneficial owner of such shares. As such, in order to attend the Annual Meeting and vote in person, you must obtain and provide when you request an admission ticket a properly executed proxy from the stockholder of record (i.e., your broker, bank or other nominee) giving you the right to vote the shares of Class B Common Stock.

Revocation of Proxies

A proxy may be changed or revoked by a stockholder at any time prior to the voting at the Annual Meeting:

•	if you are a holder of record of Class B Common Stock, by notifying in writing our Corporate Secretary, Laura A. Cleveland, at Fox Corporation, 1211 Avenue of the Americas, New York, New York 10036;

•	by attending the Annual Meeting and voting in person (your attendance at the Annual Meeting will not by itself revoke your proxy);

•	by submitting a later-dated proxy card;

•	if you submitted a proxy by telephone or Internet, by submitting a subsequent proxy by telephone or Internet; or

•	if you have instructed a broker, bank or other nominee to vote your shares, by following the directions received from your broker, bank or other nominee to change those instructions.

Attending the Annual Meeting in Person

To support the health and well-being of our stockholders, Directors and employees, the Company may take certain precautions in connection with the Annual Meeting. Details of any such precautions will be posted on our website in due course: investor.foxcorporation.com/annual-meeting.

While all of the Company’s stockholders are invited to attend the Annual Meeting, only holders of Class B Common Stock are entitled to vote at the Annual Meeting. As discussed above, if your shares of Class B Common Stock are registered directly in your name with the Company’s transfer agent, you are considered the stockholder of record with respect to such shares of Class B Common Stock and you have the right to attend the Annual Meeting and vote in person, subject to compliance with the procedures described below. If your shares of Class B Common Stock are held in a brokerage account or by a bank or other nominee, you are the beneficial owner of such shares. As such, in order to attend the Annual Meeting and vote in person, you must obtain and present at the time of admission a properly executed proxy from the stockholder of record giving you the right to vote the shares of Class B Common Stock.

If you plan to attend the Annual Meeting in person, you must be a stockholder on the Record Date of September 23, 2024 and obtain an admission ticket in advance. Tickets will be available to registered and beneficial owners. You can print your own ticket and you must bring it to the meeting to gain access. Tickets can be printed by accessing Stockholder Meeting Registration at www.proxyvote.com and following the instructions provided (you will need the 16-digit number included on your proxy card or voter instruction form). If you are unable to print your ticket, please contact the Corporate Secretary at 1-212-852-7000. Requests for admission tickets will be processed in the order in which they are received and must be submitted no later than 11:59 p.m. (Eastern Time) on November 14, 2024. Please note that seating is limited and requests for tickets will be accepted on a first-come, first-served basis. If you received your Annual Meeting materials electronically and wish to attend the meeting, please follow the instructions provided for attendance. If you are attending the Annual Meeting in person, you will be required to present valid, government-issued photo identification, such as a driver’s license or passport, and an admission ticket to be admitted to the Annual Meeting.

Seating at the Annual Meeting will begin at 9:00 a.m. (Pacific Time). Prior to entering the Annual Meeting, all bags will be subject to search and all persons may be subject to a metal detector and/or hand wand search. Cameras, recording devices and other electronic devices will not be permitted at the Annual Meeting. The security procedures may require additional time, so please plan accordingly. We suggest arriving at least 45 minutes early to the Annual Meeting. Registration will close ten minutes before the meeting begins. If you do not provide an admission ticket and government-issued photo identification or do not comply with the other registration and security procedures described above, you will not be admitted to the Annual Meeting. The Company reserves the right to remove persons from the Annual Meeting who disrupt the Annual Meeting or who do not comply with the rules and procedures for the conduct of the Annual Meeting.

If you require any special accommodations at the Annual Meeting due to a disability, please contact the Corporate Secretary at (212) 852-7000 or send an email to 2024AnnualMeeting@fox.com and identify your specific need no later than November 14, 2024.

The Annual Meeting will be audiocast live on the Internet at investor.foxcorporation.com/annual-meeting.

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INFORMATION ABOUT THE ANNUAL MEETING

Required Vote

Quorum. In order for the Company to conduct the Annual Meeting, the holders of a majority of the Class B Common Stock outstanding and entitled to vote as of the Record Date must be present in person or represented by proxy at the Annual Meeting. Abstentions and “broker non-votes” will be counted for purposes of establishing a quorum at the Annual Meeting. A “broker non-vote” occurs when you do not give your broker or nominee instructions on how to vote your shares of Class B Common Stock.

Whether or not you plan to attend the Annual Meeting, we urge you to vote your shares of Class B Common Stock by submitting your proxy by telephone or the Internet or, if you requested a hard copy of the proxy card or voting instruction card, by completing and returning the proxy card or voting instruction card as promptly as possible in the accompanying postage-paid envelope prior to the Annual Meeting to ensure that your shares of Class B Common Stock will be represented at the Annual Meeting so that the Company will know as soon as possible that enough votes will be present for the Annual Meeting to be held.

Election of Directors. In an uncontested election, each Director shall be elected by a majority of the votes cast. This means that the number of votes cast “FOR” a Director’s election exceeds the number of votes cast “AGAINST” that Director’s election. Abstentions and broker non-votes will not be counted as a vote cast either “FOR” or “AGAINST” with respect to the Director or Directors indicated. If you do not instruct your broker, bank or other nominee how to vote in the election of Directors, no votes will be cast on your behalf. In a contested election where the number of nominees for Director exceeds the number of Directors to be elected, each Director shall be elected by a plurality of the votes cast. The election of the seven Director nominees at the Annual Meeting will be an uncontested election.

Ratification of Independent Registered Public Accounting Firm. Ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2025 requires a majority of the votes cast at the Annual Meeting to be voted “FOR” the proposal. Abstentions and broker non-votes will not be counted as a vote cast either “FOR” or “AGAINST” the proposal. If you do not instruct your broker, bank or other nominee how to vote on this proposal, your broker may vote your shares on the ratification of the appointment of our independent auditors, but may not vote your shares on any of the other proposals.

Advisory Vote to Approve Named Executive Officer Compensation. We will consider this proposal to be approved, on an advisory basis, if a majority of the votes cast at the Annual Meeting is voted “FOR” the proposal. Abstentions and broker non-votes will not be counted as a vote cast either “FOR” or “AGAINST” the proposal. If you do not instruct your broker, bank or other nominee how to vote on this proposal, no votes will be cast on your behalf.

Stockholder Proposals/Other Items. Under the Company’s By-laws and the Nasdaq listing rules, approval of each other proposal to be voted upon at the Annual Meeting requires a majority of the votes cast at the Annual Meeting to be voted “FOR” the proposal. Abstentions and broker non-votes will not be counted as a vote cast either “FOR” or “AGAINST” any such other proposal. If you do not instruct your broker, bank or other nominee how to vote on any such other proposal, no votes will be cast on your behalf.

All shares of Class B Common Stock represented by properly executed proxies which are submitted or returned and not revoked will be voted in accordance with your instructions. If no instructions are provided in a properly executed proxy, the number of shares of Class B Common Stock represented by such proxy will be voted:

•	“FOR” the election of each of the Director nominees;

•	“FOR” the ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2025;

•	“FOR” on an advisory basis, the approval of the compensation of named executive officers; and

•	in accordance with the holder of the proxy’s discretion as to any other matters raised at the Annual Meeting.

A representative of American Election Services, LLC has been appointed to act as independent Inspector of Elections for the Annual Meeting and will tabulate the votes.

Electronic Delivery of Future Proxy Materials

In an effort to reduce the amount of paper used and mailed to stockholders’ homes, stockholders can elect to receive future Fox Corporation proxy statements, annual reports and related materials electronically instead of by mail. The Company highly recommends that you consider electronic delivery of these documents. If you are interested in participating in this electronic delivery program, you should select the “Electronic Delivery” link in the “Resources” section of the Company’s website at investor.foxcorporation.com. You may resume receiving copies of these documents by mail at any time by selecting the appropriate stockholder link on this enrollment page and canceling your participation in this program.

2024 Proxy Statement	69

ANNUAL REPORT ON FORM 10-K

The Company filed its Annual Report on Form 10-K for the fiscal year ended June 30, 2024 with the SEC on August 8, 2024. The Annual Report on Form 10-K, including all exhibits, can also be found on the Company’s website foxcorporation.com and can be downloaded free of charge. Paper copies of the Annual Report on Form 10-K, including the financial statements and schedules, may be obtained without charge from the Company. Paper copies of exhibits to the Annual Report on Form 10-K are available, but a reasonable fee per page will be charged to the requesting stockholder. Stockholders may make requests in writing to the attention of the Company’s Investor Relations Office by mail at Fox Corporation, 1211 Avenue of the Americas, New York, New York 10036, by telephone at (212) 852-7059 or by email at investor@fox.com.

2025 ANNUAL MEETING OF STOCKHOLDERS

It is currently anticipated that the Company’s 2025 Annual Meeting of Stockholders (the “2025 Annual Meeting”) will be held on November 20, 2025.

To be considered for inclusion in the Company’s proxy statement for the 2025 Annual Meeting, stockholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act must be in writing and received by the Company’s Secretary at the Company’s principal executive offices at Fox Corporation, 1211 Avenue of the Americas, New York, New York 10036 no later than May 29, 2025. Such proposals must also comply with the requirements of Rule 14a-8.

Under the By-laws, stockholder proposals made outside the process of Rule 14a-8 and stockholders’ Director nominations for the 2025 Annual Meeting must be in writing and received by the Company’s Secretary at the Company’s principal executive offices between 5:00 p.m. (New York Time) on July 22, 2025 and 5:00 p.m. (New York Time) on August 21, 2025; provided, however, that in the event that the 2025 Annual Meeting is called for a date that is more than 30 days before or more than 70 days after the anniversary date of the 2024 Annual Meeting, notice by stockholders in order to be timely must be delivered not earlier than the Close of Business (as defined in the Bylaws) on the 120th day prior to the date of the 2025 Annual Meeting and not later than the Close of Business on the later of the 90th day prior to the date of the 2025 Annual Meeting or the 10th day following the day on which public announcement of the date of the 2025 Annual Meeting is made. Stockholders are advised to review the By-laws, as they contain additional requirements with respect to advance notice of stockholder proposals and Director nominations. A copy of the By-laws is available on the website of the SEC (www.sec.gov) as Exhibit 3.1 to the Company’s Current Report on Form 8-K dated February 6, 2024 and filed with the SEC on February 7, 2024.

To comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide the information required by Rule 14a-19 under the Exchange Act no later than September 22, 2025.

OTHER MATTERS

At the time of the preparation of this proxy statement, the Board knows of no other matters that will be acted upon at the Annual Meeting. If any other matters are presented for action at the Annual Meeting or at any adjournment or postponement thereof, it is the intention of the persons named in the accompanying proxy to vote the shares to which the proxy relates in accordance with their best judgment as determined in their sole discretion.

By Order of the Board of Directors

Adam G. Ciongoli

Chief Legal and Policy Officer

New York, NY

September 26, 2024

YOUR VOTE IS IMPORTANT. THEREFORE, PLEASE PROMPTLY VOTE YOUR SHARES BY TELEPHONE OR INTERNET, OR IF YOU HAVE REQUESTED A PAPER PROXY CARD, BY COMPLETING, SIGNING AND DATING THE PROXY CARD AND RETURNING IT IN THE ENVELOPE PROVIDED.

70	2024 Proxy Statement

APPENDIX A

FOX CORPORATION ANNUAL MEETING OF STOCKHOLDERS

Complimentary parking for the Annual Meeting will be at the FOX Studio Lot Galaxy Parking Structure

CENTURY PARK EAST
SANTA MONICA BLVD
CONSTELLATION BLVD
GALAXY WAY
AVENUE OF THE STARS
FOX PLAZA
E
CENTURY CITY SHOPPING & MARKET PLACE
SOLAR WAY
FOX STUDIO LOT
PICO BLVD
CENTURY PARK WEST
MOTOR AVE
N
MAP LEGEND
E PARKING ENTRANCE

DIRECTIONS TO FOX STUDIO LOT PARKING STRUCTURE

FROM LAX
Take San Diego Freeway (Interstate 405) North and exit at Santa Monica Boulevard. Turn right onto Santa Monica Boulevard, proceed 2 miles and turn right onto Avenue of the Stars. Turn right onto Galaxy Way and follow map to FOX Parking Structure.

FROM EAST
Take Interstate 10 West past downtown Los Angeles. Exit at Overland Avenue and turn right. Proceed 1 mile to Pico and turn right. Proceed 1 mile to Avenue of the Stars and turn left. Turn left onto Galaxy Way and follow map to FOX Parking Structure.

FROM NORTH
Take Highway 101 South to I-405 South. Exit I-405 onto Santa Monica Boulevard and turn left. Turn right onto Avenue of the Stars. Turn right onto Galaxy Way and follow map to FOX Parking Structure.

FROM SOUTH
Take Interstate 5 North to I-405. Follow I-405 North to Santa Monica Boulevard and turn right. Proceed 2 miles to Avenue of the Stars and turn right. Turn right onto Galaxy Way and follow map to FOX Parking Structure.

2024 Proxy Statement	A-1

FOX CORPORATION 1211 AVENUE OF THE AMERICAS 44TH FLOOR NEW YORK, NY 10036	VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.
ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.
VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.
VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.
STOCKHOLDER MEETING REGISTRATION
To vote and/or attend the meeting, go to the “Attend a Meeting” link at www.proxyvote.com.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V57848-P18363-Z88499    KEEP THIS PORTION FOR YOUR RECORDS

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DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

FOX CORPORATION
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1, 2 AND 3.
1. Proposal to elect 7 directors		For	Against	Abstain

1a. Lachlan K. Murdoch 1b. Tony Abbott AC 1c. William A. Burck 1d. Chase Carey 1e. Roland A. Hernandez 1f. Margaret “Peggy” L. Johnson 1g. Paul D. Ryan		☐ ☐ ☐ ☐ ☐ ☐ ☐	☐ ☐ ☐ ☐ ☐ ☐ ☐	☐ ☐ ☐ ☐ ☐ ☐ ☐		For	Against	Abstain
					2. Proposal to ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year ending June 30, 2025.	☐	☐	☐
					3. Advisory vote to approve named executive officer compensation.	☐	☐	☐
NOTE: In their discretion, the proxies are authorized to vote upon such other business properly brought before the Annual Meeting and any adjournment or postponement thereof.

NOTE: This Proxy must be signed exactly as your name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date				Signature (Joint Owners)	Date

If you plan to attend the Annual Meeting on November 19, 2024, you must request an admission ticket in advance following the instructions set forth in the Proxy Statement.

Requests for admission tickets will be processed in the order in which they are received and must be requested no later than November 14, 2024. On the day of the Annual Meeting, each stockholder will be required to present a government-issued picture identification such as a driver’s license or passport with their admission ticket. Seating will begin at 9:00 a.m. (Pacific Time) and the Annual Meeting will begin at 10:00 a.m. (Pacific Time). Cameras, recording devices and other electronic devices will not be permitted at the Annual Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

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V57849-P18363-Z88499

FORM OF PROXY

IMPORTANT NOTICE TO STOCKHOLDERS

of FOX CORPORATION

The Annual Meeting of Stockholders will be held at the

Zanuck Theatre at the FOX Studio Lot

10201 West Pico Boulevard

Los Angeles, California 90035

November 19, 2024 10:00 a.m. (Pacific Time)

This proxy is solicited on behalf of the Board of Directors

of Fox Corporation for the Annual Meeting of Stockholders November 19, 2024

The undersigned, a stockholder of Fox Corporation, a Delaware corporation (the “Company”), acknowledges receipt of a copy of the Notice of Annual Meeting of Stockholders, the accompanying Proxy Statement, a copy of the Company’s Annual Report, and revoking any proxy previously given, hereby constitutes and appoints Messrs. Lachlan K. Murdoch, John P. Nallen and Adam G. Ciongoli and each of them his or her true and lawful agents and proxies with full power of substitution in each to vote the shares of Class B common stock of the Company standing in the name of the undersigned at the Annual Meeting of Stockholders of the Company to be held on November 19, 2024 at 10:00 a.m. (Pacific Time) at the Zanuck Theatre at the FOX Studio Lot, 10201 West Pico Boulevard, Los Angeles, California 90035.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREBY BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS “1, 2, AND 3.” IF ANY NOMINEE BECOMES UNAVAILABLE FOR ANY REASON, THE PERSONS NAMED AS PROXIES SHALL VOTE FOR THE ELECTION OF SUCH OTHER PERSONS AS THE BOARD OF DIRECTORS MAY PROPOSE TO REPLACE SUCH NOMINEE.

PLEASE MARK, SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

FORM OF PROXY

(Continued and to be signed on reverse side)